Document and Entity Information (USD $) In Billions, except Share data	12 Months Ended
	Dec. 31, 2010	Jan. 31, 2011	Jun. 30, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	FIRST HORIZON NATIONAL CORP
Entity Central Index Key	0000036966
Document Type	10-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 2.5
Entity Common Stock, Shares Outstanding		263,329,590

Consolidated Statements of Condition (USD $) In Thousands	Dec. 31, 2010		Dec. 31, 2009
Assets:
Cash and due from banks (Restricted - $3.1 million) (Note 18)	$ 344,384	[1]	$ 465,712
Federal funds sold and securities purchased under agreements to resell	424,390		452,883
Total cash and cash equivalents (Restricted - $3.1 million)	768,774	[1]	918,595
Interest-bearing cash	517,739		539,300
Trading securities	769,750		699,900
Loans held for sale	375,289		452,501
Securities available for sale (Note 3)	3,031,930		2,694,468
Loans, net of unearned income ( Restricted - $.8 billion) (Note 4)	16,782,572	[1]	18,123,884
Less: Allowance for loan losses (Restricted - $47.5 million)	664,799	[1]	896,914
Total net loans (Restricted - $.7 billion)	16,117,773	[1]	17,226,970
Mortgage servicing rights, net (Note 6)	207,319		302,611
Goodwill (Note 7)	162,180		165,528
Other intangible assets, net (Note 7)	32,881		38,256
Capital markets receivables	146,091		334,404
Premises and equipment, net (Note 5)	322,319		313,824
Real estate acquired by foreclosure	125,401		125,190
Other assets (Restricted - $19.7 million)	2,121,506	[1]	2,257,131
Total assets (Restricted - $.7 billion)	24,698,952	[1]	26,068,678
Deposits:
Savings	6,036,895		4,847,709
Time deposits	1,390,995		1,895,992
Other interest-bearing deposits	2,842,306		3,169,474
Certificates of deposit $100,000 and more	561,750		559,944
Interest-bearing	10,831,946		10,473,119
Noninterest-bearing (Restricted - $1.2 million)	4,376,285	[1]	4,394,096
Total deposits (Restricted - $1.2 million)	15,208,231	[1]	14,867,215
Federal funds purchased and securities sold under agreements to repurchase (Note 9)	2,114,908		2,874,353
Trading liabilities (Note 9)	361,920		293,387
Other short-term borrowings and commercial paper (Note 9)	180,735		761,758
Term borrowings (Restricted - $.8 billion)	3,228,070	[1]	2,190,544
Other collateralized borrowings	0		700,589
Total term borrowings (Restricted - $.8 billion) (Note 10)	3,228,070	[1]	2,891,133
Capital markets payables	65,506		292,975
Other liabilities (Restricted - $.1 million)	861,577	[1]	785,389
Total liabilities (Restricted - $.8 billion)	22,020,947	[1]	22,766,210
First Horizon National Corporation Shareholders' Equity:
Preferred stock - no par value (shares authorized - 5,000,000; shares issued - series CPP 866,540 on December 31, 2009) (Note 12)	0		798,685
Common stock - $.625 par value (shares authorized - 400,000,000; shares issued - 263,366,429 on December 31, 2010 and 236,098,434 on December 31, 2009)	164,604		138,738
Capital surplus	1,630,210		1,208,649
Capital surplus common stock warrant - CPP (Note 12)	83,860		83,860
Undivided profits	631,712		891,580
Accumulated other comprehensive loss, net (Note 15)	(127,546)		(114,209)
Total First Horizon National Corporation Shareholders' Equity	2,382,840		3,007,303
Noncontrolling interest (Note 12)	295,165		295,165
Total equity	2,678,005		3,302,468
Total liabilities and equity	$ 24,698,952		$ 26,068,678

[1]	Restricted balances parenthetically presented are as of December 31, 2010.

Consolidated Statements of Condition (Parenthetical) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Assets:
Restricted cash and due from bank	$ 3,100,000
Restricted total cash and cash equivalents	3,100,000
Restricted loans	800,000,000
Restricted allowance for loan losses	47,500,000
Restricted net loans	700,000,000
Restricted other assets	19,700,000
Restricted total assets	700,000,000
Liabilities and equity:
Restricted noninterest bearing deposits	1,200,000
Restricted total deposits	1,200,000
Restricted term borrowings	800,000,000
Restricted other liabilities	100,000
Restricted total liabilities	$ 800,000,000
First Horizon National Corporation Shareholders' Equity:
Preferred stock, par value		$ 0
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, shares issued		866,540
Common stock, par value	$ 0.625	$ 0.625
Common stock, shares authorized	400,000,000	400,000,000
Common stock, shares issued	263,366,429	236,098,434	[1]

[1]	Outstanding shares have been restated to reflect stock dividends distributed through January 1, 2011.

Consolidated Statements of Income (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Interest income:
Interest and fees on loans	$ 697,934		$ 769,748		$ 1,153,546
Interest on investment securities	114,325		141,853		162,306
Interest on loans held for sale	18,767		25,811		151,554
Interest on trading securities	46,384		53,162		114,625
Interest on other earning assets	2,876		2,365		24,694
Total interest income	880,286		992,939		1,606,725
Interest on deposits:
Savings	31,308		38,886		79,921
Time deposits	38,600		60,857		101,225
Other interest-bearing deposits	8,846		5,012		13,863
Certificates of deposit $100,000 and more	13,006		27,709		76,293
Interest on trading liabilities	18,090		20,869		33,195
Interest on short-term borrowings	7,435		12,955		189,568
Interest on term borrowings	32,163		50,183		217,578
Total interest expense	149,448		216,471		711,643
Net interest income	730,838		776,468		895,082
Provision for loan losses	270,000		880,000		1,080,000
Net interest income/(loss) after provision for loan losses	460,838		(103,532)		(184,918)
Noninterest income:
Capital markets	424,034		632,093		483,526
Mortgage banking	167,364		235,450		518,034
Deposit transactions and cash management	144,838		163,761		179,034
Trust services and investment management	29,585		29,482		33,821
Brokerage management fees and commissions	24,602		26,934		32,234
Insurance commissions	17,944		25,248		29,104
Debt securities gains, net	374				761
Equity securities gains/(losses), net	10,548		(1,178)		65,349
Losses on divestitures			(9,183)		(19,019)
All other income and commissions (Note 14)	136,403		152,236		145,546
Total noninterest income	955,692		1,254,843		1,468,390
Adjusted gross income after provision for loan losses	1,416,530		1,151,311		1,283,472
Noninterest expense:
Employee compensation, incentives, and benefits	688,808		777,581		928,982
Repurchase and foreclosure provision	189,830		147,772		29,503
Foreclosed real estate	24,944		66,197		21,471
Legal and professional fees	62,701		66,121		62,173
Occupancy	59,091		65,402		103,573
Operations services	59,768		62,485		72,602
Deposit insurance premiums	37,138		46,272		14,664
Contract employment	28,825		36,217		33,515
Equipment rentals, depreciation, and maintenance	28,906		34,305		56,744
Communications and courier	22,443		26,960		38,183
Computer software	30,627		26,883		30,318
Miscellaneous loan costs	12,367		23,050		38,221
Amortization of intangible assets	5,526		6,017		8,229
Goodwill impairment			2,294
All other expense (Note 14)	116,159		184,289		174,136
Total noninterest expense	1,367,133		1,571,845		1,612,314
Income/(loss) before income taxes	49,397		(420,534)		(328,842)
Benefit for income taxes (Note 16)	(19,083)		(174,945)		(154,405)
Income/(loss) from continuing operations	68,480		(245,589)		(174,437)
Loss from discontinued operations, net of tax	(6,877)		(12,846)		(3,534)
Net income/(loss)	61,603		(258,435)		(177,971)
Net income attributable to noncontrolling interest	11,402		11,402		14,016
Net income/(loss) attributable to controlling interest	50,201		(269,837)		(191,987)
Preferred stock dividends	107,970	[1]	59,585	[1]	7,413	[1]
Net loss available to common shareholders	$ (57,769)		$ (329,422)		$ (199,400)
Basic loss per common share from continuing operations (Note 17)	$ (0.22)		$ (1.35)		$ (0.95)
Diluted loss per common share from continuing operations (Note 17)	$ (0.22)		$ (1.35)		$ (0.95)
Basic loss per share available to common shareholders (Note 17)	$ (0.25)		$ (1.41)		$ (0.96)
Diluted loss per share available to common shareholders (Note 17)	$ (0.25)		$ (1.41)		$ (0.96)
Weighted average common shares (Note 17)	235,699		234,431		206,681
Diluted average common shares (Note 17)	235,699		234,431		206,681

[1]	Includes amortization related to discount of preferred stock - CPP.

Consolidated Statements of Equity (USD $) In Thousands	Common Stock	Preferred Stock - Capital Surplus	Capital Surplus	Capital Surplus - Warrants	Undivided Profits	Accumulated Other Comprehensive Income (Loss)		Noncontrolling Interest	Total
Beginning Balance at Dec. 31, 2007	$ 78,979	$ 0	$ 361,826	$ 0	$ 1,742,892	$ (48,101)		$ 295,277	$ 2,430,873
Beginning Balance, Shares at Dec. 31, 2007	126,366
Begining balance as adjusted at Dec. 31, 2007	78,979	0	361,826	0	1,721,860	(48,101)		295,277	2,409,841
Begining balance as adjusted, Shares at Dec. 31, 2007	126,366
Adjustment to reflect change in accounting for split dollar life insurance (ASC 715-60)					(8,530)				(8,530)
Adjustment to reflect change in accounting for fair value of interest rate lock commitments (ASC 820)					(12,502)				(12,502)
Net income/(loss)					(191,987)			14,016	(177,971)
Unrealized fair value adjustments, net of tax:
Cash flow hedges						(6)			(6)
Securities available for sale						21,852			21,852
Pension and postretirement plans:
Prior service cost arising during period						(37)			(37)
Net actuarial gain/(loss) arising during period						(127,960)			(127,960)
Amortization of prior service cost, transition asset/obligation, and net actuarial gain/(loss) included in net periodic benefit cost						2,421			2,421
Comprehensive income/(loss)					(191,987)	(103,730)		14,016	(281,701)
Preferred stock and common stock warrant issuance - CPP		782,680		83,860					866,540
REIT preferred stock redemption								(112)	(112)
Cash dividends declared ( $.33/share)					(64,401)				(64,401)
Stock dividends declared	6,056		71,525		(77,581)
Stock dividends declared, Shares	9,689
Common stock issuance (26.3 and 69 million shares issued at $10.50 and 10 per share net of offering costs) for 2010 and 2008 respectively	43,125		616,531						659,656
Common stock issuance (26.3 and 69 million shares issued at $10.50 and 10 per share net of offering costs) for 2010 and 2008 respectively, Shares	69,000
Common stock repurchased	(19)		(287)						(306)
Common stock repurchased, Shares	(30)
Common stock issued for:
Stock options and restricted stock - equity awards	128		(2,084)						(1,956)
Stock options and restricted stock - equity awards, Shares	258
Tax benefit from incentive plans			(7,910)						(7,910)
Stock-based compensation expense			9,034						9,034
Dividends paid to noncontrolling interest of subsidiary preferred stock								(14,016)	(14,016)
Other changes in equity	33		(33)		(37)				(37)
Ending Balance at Dec. 31, 2008	128,302	782,680	1,048,602	83,860	1,387,854	(151,831)		295,165	3,574,632
Ending Balance, Shares at Dec. 31, 2008	205,283
Net income/(loss)					(269,837)			11,402	(258,435)
Unrealized fair value adjustments, net of tax:
Securities available for sale						22,614			22,614
Pension and postretirement plans:
Prior service cost arising during period						10,829			10,829
Net actuarial gain/(loss) arising during period						3,541	[1]		3,541	[1]
Amortization of prior service cost, transition asset/obligation, and net actuarial gain/(loss) included in net periodic benefit cost						638			638
Comprehensive income/(loss)					(269,837)	37,622		11,402	(220,813)
Preferred stock - (CPP) accretion		16,005							16,005
Preferred stock - (CPP) dividends					(59,543)				(59,543)
Stock dividends declared	9,708		157,398		(167,106)
Stock dividends declared, Shares	15,532
Common stock repurchased	(22)		(370)						(392)
Common stock repurchased, Shares	(35)
Common stock issued for:
Stock options and restricted stock - equity awards	750		(249)						501
Stock options and restricted stock - equity awards, Shares	1,200
Tax benefit from incentive plans			(5,701)						(5,701)
Stock-based compensation expense			8,969						8,969
Dividends paid to noncontrolling interest of subsidiary preferred stock								(11,402)	(11,402)
Other changes in equity					212				212
Ending Balance at Dec. 31, 2009	138,738	798,685	1,208,649	83,860	891,580	(114,209)		295,165	3,302,468
Ending Balance, Shares at Dec. 31, 2009	221,980
Begining balance as adjusted at Dec. 31, 2009	138,738	798,685	1,208,649	83,860	881,018	(114,209)		295,165	3,291,906
Adjustment to reflect adoption of amendments to ASC 810					(10,562)				(10,562)
Net income/(loss)					50,201			11,402	61,603
Unrealized fair value adjustments, net of tax:
Securities available for sale						(19,559)			(19,559)
Pension and postretirement plans:
Net actuarial gain/(loss) arising during period						(3,425)			(3,425)
Amortization of prior service cost, transition asset/obligation, and net actuarial gain/(loss) included in net periodic benefit cost						9,647			9,647
Comprehensive income/(loss)					50,201	(13,337)		11,402	48,266
Preferred stock - (CPP) accretion		67,855							67,855
Preferred stock - (CPP) dividends					(115,635)				(115,635)
Redemption of preferred shares - CPP		(866,540)							(866,540)
Stock dividends declared	8,852		170,227		(179,079)
Stock dividends declared, Shares	14,164
Common stock issuance (26.3 and 69 million shares issued at $10.50 and 10 per share net of offering costs) for 2010 and 2008 respectively	16,448		246,655						263,103
Common stock issuance (26.3 and 69 million shares issued at $10.50 and 10 per share net of offering costs) for 2010 and 2008 respectively, Shares	26,316
Common stock repurchased	(74)		(1,271)						(1,345)
Common stock repurchased, Shares	(119)
Common stock issued for:
Stock options and restricted stock - equity awards	640		(460)						180
Stock options and restricted stock - equity awards, Shares	1,025
Tax benefit from incentive plans			(5,577)						(5,577)
Stock-based compensation expense			11,987						11,987
Dividends paid to noncontrolling interest of subsidiary preferred stock								(11,402)	(11,402)
Other changes in equity					(4,793)				(4,793)
Ending Balance at Dec. 31, 2010	$ 164,604	$ 0	$ 1,630,210	$ 83,860	$ 631,712	$ (127,546)		$ 295,165	$ 2,678,005
Ending Balance, Shares at Dec. 31, 2010	263,366

[1]	Includes a positive, after-tax effect of $18.3 million due to a curtailment.

Consolidated Statements of Equity (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2008
Cash dividends declared per share		$ 0.33	[1]
Common stock, shares issued	263,366,429
Common stock, offering costs per share	$ 10.5	$ 10
Common Stock
Common stock, shares issued	26,300,000	69,000,000
Common stock, offering costs per share	$ 10.5	$ 10
Capital Surplus
Common stock, shares issued	26,300,000	69,000,000
Common stock, offering costs per share	$ 10.5	$ 10
Undivided Profits
Cash dividends declared per share		$ 0.33

[1]	Outstanding shares have been restated to reflect stock dividends distributed through January 1, 2011.

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating Activities
Net income/(loss)	$ 61,603	$ (258,435)	$ (177,971)
Adjustments to reconcile net income/(loss) to net cash provided by operating activities:
Provision for loan losses	270,000	880,000	1,080,000
Provision/(benefit) for deferred income tax	233,513	(173,900)	(411,429)
Depreciation and amortization of premises and equipment	31,121	32,538	41,278
Amortization of intangible assets	5,526	6,017	8,229
Net other amortization and accretion	46,645	43,176	47,941
Decrease/(increase) in derivatives, net	215	186,578	(110,044)
Market value adjustment on mortgage servicing rights	31,146	(67,813)	422,561
Repurchase and foreclosure provision	189,830	147,772	29,503
Fair value adjustment to foreclosed real estate	18,097	39,879	4,393
Goodwill impairment	3,348	16,591
Impairment of other intangible assets		341	4,034
Losses on divestitures		9,183	19,019
Stock-based compensation expense	11,987	8,969	9,034
Excess tax provision from stock-based compensation arrangements	5,577	5,701	7,910
Equity securities (gains)/losses, net	(10,548)	1,178	(65,349)
Debt securities gains, net	(374)		(761)
Gains on repurchases of debt	(17,060)	(16,412)	(33,845)
Net losses on disposal of fixed assets	3,015	8,749	3,218
Net (increase)/decrease in:
Trading securities	(85,408)	181,872	687,798
Loans held for sale	77,212	114,153	2,926,558
Capital markets receivables	188,313	844,528	(654,513)
Interest receivable	8,576	15,061	46,314
Mortgage servicing rights due to sale	24,558	87,273	256,323
Other assets	1,258	(236,516)	(224,415)
Net increase/(decrease) in:
Capital markets payables	(227,469)	(822,453)	529,070
Interest payable	(6,741)	(31,144)	(51,765)
Other liabilities	(164,399)	(172,499)	(16,018)
Trading liabilities	68,533	(66,115)	(196,642)
Total adjustments	706,471	1,042,707	4,358,402
Net cash provided by operating activities	768,074	784,272	4,180,431
Held to maturity securities:
Maturities			240
Available for sale securities:
Sales	551,652	48,743	157,984
Maturities	1,042,020	710,652	592,776
Purchases	(1,954,858)	(287,464)	(729,984)
Premises and equipment:
Purchases	(42,631)	(21,180)	(23,666)
Net decrease/(increase) in:
Securitization retained interests classified as trading securities	10,783	63,994	47,336
Loans	993,700	2,259,477	418,985
Interest-bearing cash	21,561	(331,508)	(168,370)
Cash receipts/(payments) related to divestitures		803	(40,608)
Net cash provided by investing activities	622,227	2,443,517	254,693
Common stock:
Exercise of stock options	93	3	511
Cash dividends paid			(120,575)
Repurchase of shares	(1,345)	(392)	(303)
Issuance of common shares	263,103		659,656
Issuance of preferred equity and common stock warrant - CPP			866,540
Repayment of preferred equity - CPP	(866,540)
Excess tax provision from stock-based compensation arrangements	(5,577)	(5,701)	(7,910)
Cash dividends paid - preferred stock - CPP	(47,780)	(43,447)
Cash dividends paid - preferred stock - noncontrolling interest	(11,406)	(12,741)	(14,459)
Term borrowings:
Issuance	496,345		25,002
Payments/maturities	(279,723)	(1,600,613)	(1,969,207)
Net cash paid for repurchase of debt	(87,840)	(201,858)	(244,928)
Repurchase of preferred stock of subsidiary			(112)
Net increase/(decrease) in:
Deposits	341,016	625,432	(2,321,483)
Short-term borrowings	(1,340,468)	(2,394,657)	(2,242,791)
Net cash used by financing activities	(1,540,122)	(3,633,974)	(5,370,059)
Net decrease in cash and cash equivalents	(149,821)	(406,185)	(934,935)
Cash and cash equivalents at beginning of period	918,595	1,324,780	2,259,715
Cash and cash equivalents at end of period	768,774	918,595	1,324,780
Supplemental Disclosures
Total interest paid	155,493	246,832	761,130
Total income taxes paid	2,100	109,242	336,681
Transfer from loans to other real estate owned	$ 180,492	$ 217,733	$ 51,841	[1]

[1]	2008 includes transferred loans for Q3 and Q4. Loan transfers for Q1 and Q2 are not available.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Note 1 — Summary of Significant Accounting Policies
Basis of Accounting. The consolidated financial statements of First Horizon National Corporation (“FHN”), including its subsidiaries, have been prepared in conformity with accounting principles generally accepted in the United States of America and follow general practices within the industries in which it operates. This preparation requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates and assumptions are based on information available as of the date of the financial statements and could differ from actual results.
Principles of Consolidation and Basis of Presentation. The consolidated financial statements include the accounts of FHN and other entities in which it has a controlling financial interest. Variable Interest Entities (“VIE”) for which FHN or a subsidiary has been determined to be the primary beneficiary are also consolidated. Following adoption of the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2009-17 on January 1, 2010, the assets and liabilities of FHN’s consolidated residential mortgage securitization trusts have been parenthetically disclosed on the face of the Consolidated Statements of Condition as restricted in accordance with the presentation requirements of ASC 810, as amended, due to the assets being pledged to settle the trusts’ obligations and the trusts’ security holders having no recourse to FHN. Affiliates for which FHN is not considered the primary beneficiary and that FHN does not have a controlling financial interest in are accounted for by the equity method. These investments are included in other assets, and FHN’s proportionate share of income or loss is included in noninterest income. All significant intercompany transactions and balances have been eliminated. For purposes of comparability, certain prior period amounts have been reclassified to conform to current year presentation. Business combinations accounted for as purchases are included in the financial statements from the respective dates of acquisition.
Revenue Recognition. FHN derives a significant portion of its revenues from fee-based services. Noninterest income from transaction-based fees is generally recognized when the transactions are completed. Noninterest income from service-based fees is generally recognized over the period in which FHN provides the service.
Deposit Transactions and Cash Management. Deposit transactions include services related to retail and commercial deposit products (such as service charges on checking accounts), cash management products and services such as electronic transaction processing (Automated Clearing House and Electronic Data Interchange), account reconciliation services, cash vault services, lockbox processing, and information reporting to large corporate clients.
Insurance Commissions. Insurance commissions are derived from the sale of insurance products, including acting as an independent agent to provide commercial and personal property and casualty, life, long-term care, and disability insurance.
Trust Services and Investment Management. Trust services and investment management fees include investment management, personal trust, employee benefits, and custodial trust services.
Brokerage Management Fees and Commissions. Brokerage management fees and commissions include fees for portfolio management, trade commissions, and annuity and mutual fund sales.
Statements of Cash Flows. For purposes of these statements, cash and due from banks, federal funds sold, and securities purchased under agreements to resell are considered cash and cash equivalents. Federal funds are usually sold for one-day periods, and securities purchased under agreements to resell are short-term, highly liquid investments.
Trading Activities. Securities purchased in connection with underwriting or dealer activities (long positions) are carried at market value as trading securities. Gains and losses, both realized and unrealized, on these securities are reflected in capital markets noninterest income. Trading liabilities include securities that FHN has sold to other parties but does not own (short positions). FHN is obligated to purchase securities at a future date to cover the short positions. Assets and liabilities for unsettled trades are recorded on the Consolidated Statements of Condition as “Capital markets receivables” or “Capital markets payables.” Retained interests, in the form of excess interest, interest-only and principal-only strips from sales and securitizations of first lien mortgages are recognized at fair value as trading securities with gains and losses, both realized and unrealized, recognized in mortgage banking income. Similarly, prior to the adoption of the provisions of FASB ASU 2009-17 on January 1, 2010, subordinated securities from sales and securitizations of first lien mortgages were recognized at fair value as trading securities with gains and losses, both realized and unrealized, recognized in mortgage banking income. Additionally, prior to the adoption of the provisions of FASB ASU 2009-17, retained interests, in the form of certificated residual interests from the securitization of second lien mortgages and home equity lines of credit (“HELOC”) were recognized at fair value as trading securities with gains and losses, both realized and unrealized, recognized in other income on the Consolidated Statements of Income. Following adoption of the provisions of ASU 2009-17 the trading securities recognized in relation to the subordinated securities and certificated residual interests were removed from the Consolidated Statements of Condition as the related trusts were newly consolidated based on amendments to ASC 810’s consolidation methodology.
Investment Securities. Investment securities are reviewed quarterly for possible other-than-temporary impairment (“OTTI”). The review includes an analysis of the facts and circumstances of each individual investment such as the degree of loss, the length of time the fair value has been below cost, the expectation for that security’s performance, the creditworthiness of the issuer and FHN’s intent and ability to hold the security. Securities that may be sold prior to maturity and equity securities are classified as securities available for sale and are carried at fair value. The unrealized gains and losses on securities available for sale, including debt securities for which no credit impairment exists, are excluded from earnings and are reported, net of tax, as a component of other comprehensive income within shareholders’ equity. Venture capital investments are classified as securities available for sale and are carried at fair value with unrealized gains and losses recognized in noninterest income.
Upon adoption of the provisions of the FASB Codification update to ASC 320-10-35 for the quarter ended March 31, 2009, the “intent and ability to hold to recovery” indicator was replaced for debt securities with a requirement that an entity’s management assess whether it intends to sell a security or if it is more-likely-than-not that it will be required to sell the security prior to recovery for the debt security when determining other-than-temporary impairment. Realized gains and losses for investment securities are determined by the specific identification method and reported in noninterest income. Declines in value judged to be other-than-temporary based on FHN’s analysis of the facts and circumstances related to an individual investment, including securities that FHN has the intent to sell, are also determined by the specific identification method, and reported in noninterest income. After adoption of the amendments to ASC 320-10-35, for impaired debt securities that FHN does not intend to sell and will not be required to sell prior to recovery but for which credit losses exist, the other-than-temporary impairment recognized has been separated between the total impairment related to credit losses which is reported in noninterest income, and the impairment related to all other factors which is excluded from earnings and reported, net of tax, as a component of other comprehensive income within shareholders’ equity. Currently, FHN does not have other-than-temporarily impaired debt securities for which credit losses exist.
Securities Purchased under Resale Agreements and Securities Sold under Repurchase Agreements. FHN enters into short-term purchases of securities under agreements to resell which are accounted for as collateralized financings except where FHN does not have an agreement to sell the same or substantially the same securities before maturity at a fixed or determinable price. As of December 31, 2010 and 2009, and for the three years ended December 31, 2010, all of FHN’s securities purchased under agreements to resell were recognized as collateralized financings. Securities delivered under these transactions are delivered to either the dealer custody account at the Federal Reserve Bank (“FRB”) or to the applicable counterparty. Securities sold under agreements to repurchase are offered to cash management customers as an automated, collateralized investment account. Securities sold are also used by the retail/commercial bank to obtain favorable borrowing rates on its purchased funds.
Collateral is valued daily and FHN may require counterparties to deposit additional securities or cash as collateral, or FHN may return cash or securities previously pledged by counterparties, or FHN may be required to post additional securities or cash as collateral, based on the contractual requirements for these transactions. As of both December 31, 2010 and 2009, FHN had pledged  $1.5 billion of available for sale securities as collateral for these arrangements.
FHN’s capital markets business utilizes securities borrowing arrangements as part of its trading operations. Securities borrowing transactions generally require FHN to deposit cash with the securities lender. The amount of cash advanced is recorded within Federal funds sold and securities purchased under agreements to resell in the Consolidated Statements of Condition. These transactions are not considered purchases and the securities borrowed are not recognized by FHN. FHN does not conduct securities lending transactions.
Loans Held for Sale and Securitization and Residual Interests. Prior to fourth quarter 2008, FHN originated first lien mortgage loans (“the warehouse”) for the purpose of selling them in the secondary market, through sales to agencies for securitization, proprietary securitizations, and to a lesser extent through other whole loan sales. In addition, FHN evaluated its liquidity position in conjunction with determining its ability and intent to hold loans for the foreseeable future and sold certain of the second lien mortgages and home equity lines of credit (“HELOC”) it produced in the secondary market through securitizations and whole loan sales through third quarter 2007. For periods ending prior to January 1, 2010, loan securitizations involved the transfer of the loans to qualifying special purpose entities (“QSPE”) that were not subject to consolidation in accordance with ASC 860, “Transfers and Servicing”. Upon the effective date of the provisions of FASB ASU 2009-16 and FASB ASU 2009-17 on January 1, 2010, the concept of a QSPE was removed from Generally Accepted Accounting Principles (“GAAP”) and the criteria in ASC 810, “Consolidation”, for determining the primary beneficiary of a VIE were amended, resulting in the re-evaluation of all securitization trusts to which FHN had previously transferred loans for consolidation under ASC 810’s revised consolidation criteria. Following the re-evaluation of the trusts for consolidation upon adoption of the amendments to ASC 810, the majority of the mortgage securitization trusts to which FHN transferred loans remains unconsolidated as FHN is deemed not to be the primary beneficiary based on the interests it retained in the trusts. Under ASC 810, as amended, continual reconsideration of conclusions reached regarding which interest holder is the primary beneficiary of a trust is required. See Note 24 — Variable Interest Entities for additional information regarding FHN’s consolidated and nonconsolidated mortgage securitization trusts. With FHN’s current focus on origination of mortgages within its regional banking footprint and the sale of its national mortgage origination offices in third quarter 2008, loan sale and securitization activity has significantly decreased. Generally, FHN no longer retains financial interests in loans it transfers to third parties.
Loans originated or purchased for resale, together with mortgage loans previously sold which may be unilaterally called by FHN, are included in loans held for sale in the Consolidated Statements of Condition. Effective January 1, 2008, upon adoption of the provisions of the FASB Codification update to ASC 825, “Financial Instruments,” FHN elected the fair value option on a prospective basis for almost all types of mortgage loans originated for sale purposes. Such loans are carried at fair value, with changes in the fair value of these loans recognized in the mortgage banking noninterest income section of the Consolidated Statements of Income. For mortgage loans originated for sale for which the fair value option is elected, loan origination fees are recorded by FHN when earned and related direct loan origination costs are recognized when incurred. Interests retained from the sale or securitization of such loans are included as a component of trading securities on the Consolidated Statements of Condition, with related cash receipts and payments classified prospectively in investing activities on the Consolidated Statements of Cash Flows based on the purpose for which such financial assets were retained. See Note 22 — Fair Value of Assets and Liabilities for additional information.
After adoption of the provisions of the Codification update to ASC 825, FHN continued to account for all mortgage loans held for sale which were originated prior to 2008 and for mortgage loans held for sale for which fair value accounting was not elected at the lower of cost or market value. For such loans, net origination fees and costs were deferred and included in the basis of the loans in calculating gains and losses upon sale. The value accreted during the time that the loan was a locked commitment was also included in the basis of first lien mortgage loans. The cost basis of loans qualifying for fair value hedge accounting under ASC 815, “Derivatives and Hedging”, was adjusted to reflect changes in fair value. Gains and losses realized from the sale of these assets were included in noninterest income. Interests retained from the sale of such loans are included as a component of trading securities on the Consolidated Statements of Condition.
In conjunction with the adoption of the provisions of the FASB Codification update to ASC 820-10 for the quarter ended March 31, 2009, FHN revised its methodology for determining the fair value of certain loans within its mortgage warehouse. FHN now determines the fair value of the applicable loans using a discounted cash flow model using observable inputs, including current mortgage rates for similar products, with adjustments for differences in loan characteristics reflected in the model’s discount rates. This change in methodology had a minimal effect on the valuation of the applicable loans. Previously, fair values of these loans were determined through reference to recent security trade prices for similar products, published third party bids, or observable whole loan sale prices with adjustments for differences in loan characteristics.
Mortgage loans insured by the Federal Housing Administration (“FHA”) and mortgage loans guaranteed by the Veterans Administration (“VA”) are generally securitized through the Government National Mortgage Association (“GNMA”). Generally, conforming conventional loans are securitized through government-sponsored enterprises (“GSE”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). In addition, FHN has completed proprietary securitizations of nonconforming first lien and second lien mortgages and HELOC, which do not conform to the requirements for sale or securitization through government agencies or GSE. Most of these securitizations are accounted for as sales; those that do not qualify for sale treatment are accounted for as financing arrangements.
Interests retained from loan sales, including agency securitizations, include MSR and excess interest. Interests retained from proprietary securitizations include MSR and various financial assets. MSR are initially valued at fair value, and the remaining retained interests are initially valued by allocating the remaining cost basis of the loan between the security or loan sold and the remaining retained interests based on their relative fair values at the time of securitization or sale. All retained interests, including MSR, are carried at fair value.
Financial assets retained in a proprietary or agency securitization may include certificated residual interests, excess interest (structured as interest-only strips), interest-only strips, principal-only strips, or subordinated bonds. Residual interests represent rights to receive earnings to the extent of excess income generated by the underlying loans. Excess interest represents rights to receive interest from serviced assets that exceed contractually specified rates. Principal-only strips are principal cash flow tranches, and interest-only strips are interest cash flow tranches. Subordinated bonds are bonds with junior priority. All financial assets retained from a securitization are recognized on the Consolidated Statements of Condition in trading securities at fair value with realized and unrealized gains and losses included in current earnings as a component of noninterest income on the Consolidated Statements of Income.
The fair values of the certificated residual interests and the excess interest are determined using market prices from closely comparable assets such as MSR that are tested against prices determined using a valuation model that calculates the present value of estimated future cash flows. The fair value of these retained interests typically changes based on changes in the discount rate and differences between modeled prepayment speeds and credit losses and actual experience. In some instances, FHN retains interests in the loans it securitized by retaining certificated principal-only strips or subordinated bonds. FHN uses observable inputs such as trades of similar instruments, yield curves, credit spreads, and consensus prepayment speeds to determine the fair value of principal-only strips. The fair value of subordinated bonds is determined using the best available market information, which may include trades of comparable securities, independently provided spreads to other marketable securities, and published market research. Where no market information is available, the company utilizes an internal valuation model. As of December 31, 2009, no market information was available, and the subordinated bonds were valued using an internal model which includes assumptions about timing, frequency and severity of loss, prepayment speeds of the underlying collateral, and the yield that a market participant would require. As of December 31, 2010, no valuation was necessary due to the adoption of the provisions of ASU 2009-17 on January 1, 2010, which resulted in the removal of subordinated bonds from the Consolidated Statements of Condition as the related trust was newly consolidated based on amendments to ASC 810’s consolidation methodology.
FHN recognizes all its classes of MSR at fair value. Classes of MSR are determined in accordance with FHN’s risk management practices and market inputs used in determining the fair value of the servicing asset. Since sales of MSR tend to occur in private transactions and the precise terms and conditions of the sales are typically not readily available, there is a limited market to refer to in determining the fair value of MSR. As such, FHN relies primarily on a discounted cash flow model to estimate the fair value of its MSR. This model calculates estimated fair value of the MSR using predominant risk characteristics of MSR such as interest rates, type of product (fixed vs. variable), age (new, seasoned, or moderate), agency type and other factors. FHN uses assumptions in the model that it believes are comparable to those used by brokers and other service providers. FHN also periodically compares its estimates of fair value and assumptions with brokers, service providers, and recent market activity and against its own experience.
Loans. Loans are stated at principal amounts outstanding, net of unearned income.
For purposes of the disclosures required pursuant to the adoption of amendments to ASC 310 effective December 31, 2010, the loan portfolio was disaggregated into segments and then further disaggregated into classes for certain disclosures. A portfolio segment is defined as the level at which an entity develops and documents a systematic method for determining its allowance for credit losses. A class is generally determined based on the initial measurement attribute (i.e. amortized cost or purchased credit impaired), risk characteristics of the loan, and an entity’s method for monitoring and assessing credit risk. Commercial loan portfolio segments include commercial, financial and industrial (“C&I”) and commercial real estate (“CRE”). Commercial classes within C&I include general C&I, mortgage warehouse lending and the TRUPs portfolio. Commercial classes within commercial real estate include income CRE and residential CRE. Retail loan portfolio segments include consumer real estate, permanent mortgage, and the combined credit card and other portfolios. Retail classes include HELOC and real estate installment loans within the consumer real estate segment, permanent mortgage (which is both a segment and a class), credit card and other. Due to the winding down nature and decreasing size of the One time close residential construction portfolio, in most cases the remaining balances and activity of this portfolio has been combined with and included within the other retail class.
Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Loan origination fees and direct costs as well as premiums and discounts are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are generally deferred and amortized on a straight-line basis over the commitment period.
Impaired loans are generally carried on a nonaccrual status. For commercial loans within each portfolio segment and class placed on nonaccrual status, accrued but uncollected interest is reversed and charged against interest income when the loan is placed on nonaccrual status. For retail loans within each portfolio segment and class, accrued but uncollected interest is reversed when the loan is fully or partially charged off. Management may elect to continue the accrual of interest when the estimated net realizable value of collateral is sufficient to recover the principal balance and accrued interest. For all portfolio segments and classes, interest payments received on nonaccrual and impaired loans are normally applied to principal. Once all principal has been received, additional interest payments are recognized on a cash basis as interest income.
Commercial loans within each portfolio segment and class that have been placed on nonaccrual status can be returned to accrual status if all principal and interest is current and FHN expects full repayment of the remaining contractual principal and interest, or the asset becomes well-secured and is in the process of collection. Also, loans for which all contractual amounts can reasonably be expected to be repaid (including arrearages) within a prudent period, and repayment has been in accordance with the contractual terms for a sustained period can also be returned to accrual status. Larger commercial loan balances (outstanding balances greater than  $1 million) that are being returned to accrual status are subject to review by the Credit Risk Assurance Department.
Individually impaired loans are measured using either a discounted cash flow methodology or the estimated fair value of the underlying collateral less costs to sell, if the loan is considered collateral-dependent. In accordance with accounting standards, the discounted cash flow analysis utilizes the loan’s effective interest rate for discounting expected cash flow amounts. For loans measured using the estimated fair value of collateral less costs to sell, fair value is estimated using appraisals of the collateral. Collateral values are monitored and additional write-downs are recognized if it is determined that the estimated collateral values have declined further. Estimated costs to sell are based on current amounts of disposal costs for similar assets. Generally, FHN does not carry loan loss reserves for collateral dependent individually impaired loans.
Allowance for Loan Losses. The allowance for loan losses is maintained at a level that management determines is sufficient to absorb estimated probable incurred losses in the loan portfolio. The allowance for loan losses is increased by the provision for loan losses and loan recoveries and is decreased by charged-off loans. Reserves are determined in accordance with the ASC Contingencies Topic (“ASC 450-20”) and are composed of reserves for commercial loans evaluated based on pools of credit graded loans and reserves for pools of smaller-balance homogeneous retail and commercial loans. The reserve factors applied to these pools are an estimate of probable incurred losses based on management’s evaluation of historical net losses from loans with similar characteristics. Additionally, the ALLL includes reserves for loans determined by management to be individually impaired. Reserves for individually impaired loans are established in accordance with the ASC Receivables Topic (“ASC 310-10”). Management uses analytical models based on loss experience subject to adjustment to reflect current events, trends, and conditions (including economic considerations and trends) to assess the adequacy of the ALLL as of the end of each reporting period. The nature of the process by which FHN determines the appropriate ALLL requires the exercise of considerable judgment.
Key components of the estimation process are as follows: (1) commercial loans determined by management to be individually impaired loans are evaluated individually and specific reserves are determined based on the difference between the outstanding loan amount and the estimated net realizable value of the collateral (if collateral dependent) or the present value of expected future cash flows; (2) individual commercial loans not considered to be individually impaired are segmented based on similar credit risk characteristics and evaluated on a pool basis; (3) reserve rates for the commercial segment are calculated based on historical net charge-offs and are subject to adjustment by management to reflect current events, trends, and conditions (including economic considerations and trends); (4) management’s estimate of probable incurred losses reflects the reserve rate applied against the balance of loans in the commercial segment of the loan portfolio; (5) retail loans are segmented based on loan type; (6) reserve amounts for each retail portfolio segment are calculated using analytical models based on net loss experience and are subject to adjustment by management to reflect current events, trends, and conditions (including economic considerations and trends); and (7) the reserve amount for each retail portfolio segment reflects management’s estimate of probable incurred losses in the retail segment of the loan portfolio.
In 2009, management developed and began utilizing an Average Loss Rate Model (“ALR”) for establishment of commercial portfolio reserve rates. ALR is a grade migration based approach that allows for robust segmentation and dynamic time period consideration. In comparison with the prior commercial reserve rate establishment, ALR is more sensitive to current portfolio conditions and provides management with additional detailed analysis into historical portfolio net loss experience. Consistent with the preceding approach, these reserve rates are then subject to management adjustment to reflect current events, trends and conditions (including economic considerations and trends) that affect the asset quality of the commercial loan portfolio. While the change to the ALR model improved visibility into the impact of current portfolio conditions, the result of the model change, after consideration of management adjustments used in both processes, was immaterial.
For commercial loans, reserves are established using historical net loss factors by grade level, loan product, and business segment. Relationship managers risk rate each loan using grades that reflect both the probability of default and estimated loss severity in the event of default. Portfolio reviews are conducted to provide independent oversight of risk grading decisions for larger credits. Loans with emerging weaknesses receive increased oversight through the “Watch List” process. For new “Watch List” loans, senior credit management reviews risk grade appropriateness and action plans. After initial identification, relationship managers prepare regular updates for review and discussion by more senior business line and credit officers. This oversight is intended to bring consistent grading and allow timely identification of loans that need to be further downgraded or placed on nonaccrual status. When a loan becomes classified, the asset generally transfers to the specialists in the Loan Rehab and Recovery group where the accounts receive more detailed monitoring; at this time, new appraisals are typically ordered for real estate collateral dependent credits. Typically, loans are placed on nonaccrual if it becomes evident that full collection of principal and interest is at risk or if the loans become 90 days or more past due. This is applicable for all portfolio segments and classes of commercial loans.
Generally, classified commercial non-accrual loans over  $1 million are deemed to be individually impaired and are assessed for impairment measurement. Individually impaired loans are measured based on the present value of expected future payments discounted at the loan’s effective interest rate (“the DCF method”), observable market prices, or for loans that are solely dependent on the collateral for repayment, the estimated fair value of the collateral less estimated costs to sell (net realizable value). For loans measured using the DCF method or by observable market prices, if the recorded investment in the impaired loan exceeds this amount, a specific allowance is established as a component of the allowance for loan and lease losses; however, for impaired collateral-dependent loans FHN generally charges off the full difference between the book value and the estimated net realizable value. This is applicable for all portfolio segments and classes of commercial loans.
The initial method used for measuring impairment is the DCF method. For all loans assessed under the DCF method, it is necessary to project the timing and amount of the best estimate of future cash flows from the borrower’s net rents received from the property, guarantor contributions, receiver or court ordered payments, refinances, etc. Once the amount and timing of the cash flow stream has been estimated, the net present value using the loan’s effective interest rate is then calculated in order to determine the amount of impairment.
Where guarantor contributions are determined to be a source of repayment, an assessment of the guarantee is made. This guarantee assessment would include but not be limited to factors such as type and feature of the guarantee, consideration for the guarantee, key provisions of the guarantee agreement, and ability of the guarantor to be a viable secondary source of repayment.
Reliance on the guarantee as a viable secondary source of repayment is a function of an analysis proving capability to pay factoring in, among other things, liquidity, and direct/indirect debt cash flows. Therefore, a proper evaluation of each guarantor is critical. FHN establishes a guarantor’s ability (financial wherewithal) to support a credit based on an analysis of recent information on the guarantor’s financial condition. This would generally include income and asset information from sources such as recent tax returns, credit reports, and personal financial statements. In analyzing this information FHN seeks to assess a combination of liquidity, global cash flow, cash burn rate, and contingent liabilities to demonstrate the guarantor’s capacity to sustain support for the credit and fulfill the obligation. FHN also considers the volume and amount of guarantees provided for all global indebtedness and the likelihood of realization. Guarantor financial information is periodically updated throughout the life of the loan.
FHN presumes a guarantor’s willingness to perform until financial support becomes necessary or if there is any current or prior indication or future expectation that the guarantor may not willingly and voluntarily perform under the terms of the guarantee.
In FHN’s risk grading approach, it is deemed that financial support becomes necessary generally at a point when the loan would otherwise be graded substandard, reflecting a well-defined weakness. At that point, provided willingness is appropriately demonstrated, a strong, legally enforceable guarantee can mitigate the risk of default or loss, justify a less severe rating, and consequently reduce the level of allowance or charge-off that might otherwise be deemed appropriate.
FHN establishes guarantor willingness to support the credit through documented evidence of previous and ongoing support of the credit. Previous performance under a guarantor’s obligation to pay is not considered if the performance was involuntary.
For impaired assets viewed as collateral dependent, fair value estimates are obtained from a recently received and reviewed appraisal. Appraised values are adjusted down for costs associated with asset disposal and for the estimates of any further deterioration in values since the most recent appraisal. Upon the determination of impairment for collateral-dependent loans, FHN charges off the full difference between book value and the best estimate of the asset’s net realizable value. As of December 31, 2010, the total amount of individually impaired commercial loans is  $455.5 million;  $207.6 million of these loans are carried at the fair value of collateral less estimated costs to sell and do not carry reserves.
For retail consumer loans, reserve levels are established through the use of segmented roll-rate models. Loans are classified as substandard at 90 days delinquent. Consumer loan charge-offs follow regulatory guidance prescribed by the Federal Financial Institutions Examination Council (“FFIEC”). For consumer loans secured by real estate, a collateral position is assessed prior to the asset becoming 180 days delinquent. If the value does not support foreclosure, balances are charged-off and other avenues of recovery are pursued. If the value supports foreclosure, the loan is charged-down to net realizable value and is placed on nonaccrual status. When collateral is taken to OREO, the asset is assessed for further write-down relative to appraised value.
Future adjustments to the ALLL and methodology may be necessary if economic or other conditions differ substantially from the assumptions used in making the estimates or, if required by regulators, based upon information at the time of their examinations. Such adjustments to original estimates, as necessary, are made in the period in which these factors and other relevant considerations indicate that loss levels vary from previous estimates.
For all commercial loan portfolio segments and retail loan portfolio segments, all losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible. Additions are made to the allowance through periodic provisions charged to current operations and recovery of principal on loans previously charged off.
Premises and Equipment. Premises and equipment are carried at cost less accumulated depreciation and amortization and include additions that materially extend the useful lives of existing premises and equipment. All other maintenance and repair expenditures are expensed as incurred. Gains and losses on dispositions are reflected in noninterest income and expense.
Depreciation and amortization are computed on the straight-line method over the estimated useful lives of the assets and are recorded as noninterest expense. Leasehold improvements are amortized over the lesser of the lease periods or the estimated useful lives using the straight-line method. Useful lives utilized in determining depreciation for furniture, fixtures and equipment and buildings are three to fifteen and seven to forty-five years, respectively.
Real Estate Acquired by Foreclosure. Properties acquired by foreclosure in compliance with HUD servicing guidelines are included in “Real estate acquired by foreclosure” and are carried at the estimated amount of the underlying government insurance or guarantee. On December 31, 2010, FHN had  $14.9 million in these foreclosed properties. All other real estate acquired by foreclosure consists of properties that have been acquired in satisfaction of debt. These properties are carried at the lower of the outstanding loan amount or estimated fair value less estimated costs to sell the real estate. Losses arising at foreclosure are charged to the appropriate reserve.
Required developmental costs associated with foreclosed property under construction are capitalized and included in determining the estimated net realizable value of the property, which is reviewed periodically, and any write-downs are charged against current earnings.
Intangible Assets. Intangible assets consist of “Other intangible assets” and “Goodwill.” The “Other intangible assets” represents identified intangible assets, including customer lists, acquired contracts, covenants not to compete and premium on purchased deposits, which are amortized over their estimated useful lives, except for those assets related to deposit bases that are primarily amortized over 10 years. Management evaluates whether events or circumstances have occurred that indicate the remaining useful life or carrying value of amortizing intangibles should be revised. Goodwill represents the excess of cost over net assets of acquired subsidiaries less identifiable intangible assets. On an annual basis, FHN tests goodwill for impairment. While impairment of “Goodwill” recognized was immaterial to FHN for the year ended December 31, 2008, impairments of other intangible assets of  $4.0 million were recognized during 2008 in relation to FHN’s divestiture of certain mortgage banking operations and from the change in FHN’s national banking strategy. For the year ended December 31, 2009, goodwill impairments of  $16.6 million and an impairment of other intangible assets of  $.2 million were recognized as a result of impairment assessments completed in relation to an agreement to sell FTN Equity Capital Markets (“FTN ECM”) and in relation to the disposal of the First Horizon Insurance business in the Atlanta area. For the year ended December 31, 2010, an additional goodwill impairment of  $3.3 million was recognized when the contracted sale of FTN ECM failed to close and FHN exited the business through a cessation of operations, while the impairment of other intangible assets during 2010 was immaterial to FHN. See Note 26 — Restructuring, Repositioning, and Efficiency Initiatives for additional information regarding the impairments of other intangible assets during 2008 and 2009 and the impairments of goodwill during 2009 and 2010.
Derivative Financial Instruments. FHN accounts for derivative financial instruments in accordance with ASC 815 which requires recognition of all derivative instruments on the balance sheet as either an asset or liability measured at fair value through adjustments to either accumulated other comprehensive income within shareholders’ equity or current earnings. Fair value is defined as the price that would be received to sell a derivative asset or paid to transfer a derivative liability in an orderly transaction between market participants on the transaction date. Fair value is determined using available market information and appropriate valuation methodologies.
FHN prepares written hedge documentation, identifying the risk management objective and designating the derivative instrument as a fair value hedge, cash flow hedge or free-standing derivative instrument entered into as an economic hedge or to meet customers’ needs. All transactions designated as ASC 815 hedges must be assessed at inception and on an ongoing basis as to the effectiveness of the derivative instrument in offsetting changes in fair value or cash flows of the hedged item. For a fair value hedge, changes in the fair value of the derivative instrument and changes in the fair value of the hedged asset or liability are recognized currently in earnings. For a cash flow hedge, changes in the fair value of the derivative instrument, to the extent that it is effective, are recorded in accumulated other comprehensive income and subsequently reclassified to earnings as the hedged transaction impacts net income. Any ineffective portion of a cash flow hedge is recognized currently in earnings. For free-standing derivative instruments, changes in fair values are recognized currently in earnings. See Note 25 — Derivatives and Off-Balance Sheet Arrangements for additional information.
Cash flows from derivative contracts are reported as operating activities on the Consolidated Statements of Cash Flows.
Advertising and Public Relations. Advertising and public relations costs are generally expensed as incurred.
Income Taxes. FHN accounts for income taxes using the liability method pursuant to ASC 740, “Income Taxes.” Under this method, FHN’s deferred tax assets and liabilities are determined by applying the applicable federal and state income tax rates to its cumulative temporary differences. These temporary differences represent differences between financial statement carrying amounts and the corresponding tax bases of certain assets and liabilities. Deferred taxes are provided as a result of such temporary differences.
FHN and its eligible subsidiaries are included in a consolidated federal income tax return. FHN files separate returns for subsidiaries that are not eligible to be included in a consolidated federal income tax return. Based on the laws of the applicable state where it conducts business operations, FHN either files consolidated, combined, or separate returns. With few exceptions, FHN is no longer subject to U.S. federal or state and local tax examinations by tax authorities for years before 2006. The Internal Revenue Service (“IRS”) is currently examining tax years 2006 - 2008. All proposed adjustments with respect to examinations of federal returns filed for 2005 and prior years have been settled.
The total balance of unrecognized tax benefits at December 31, 2010 and December 31, 2009, respectively, were  $38.4 million and  $30.0 million. FHN does not expect that unrecognized tax benefits will significantly increase or decrease within the next twelve months. FHN recognizes accrued interest and penalties related to unrecognized tax benefits as a component of tax expense. FHN had approximately  $7 million and  $8 million accrued for the payment of interest at December 31, 2010 and December 31, 2009, respectively.
Earnings per Share. Earnings per share is computed by dividing net income or loss available to common shareholders by the weighted average number of common shares outstanding for each period. Diluted earnings per share in net income periods is computed by dividing net income available to common shareholders by the weighted average number of common shares adjusted to include the number of additional common shares that would have been outstanding if the potential dilutive common shares resulting from options granted under FHN’s stock option plans and deferred compensation arrangements had been issued. FHN utilizes the treasury stock method in this calculation. Diluted earnings per share does not reflect an adjustment for potentially dilutive shares in periods in which a net loss available to common shareholders exists. As a result of the stock dividends declared in 2008, 2009, and 2010, weighted average basic and diluted shares were restated to reflect the effect of the stock dividends.
Equity Compensation. FHN accounts for its employee stock-based compensation plans using the grant date fair value of an award to determine the expense to be recognized over the life of the award. For awards with service vesting criteria, expense is recognized using the straight-line method over the requisite service period (generally the vesting period) and is adjusted for anticipated forfeitures. For awards vesting based on a performance measure, anticipated performance is projected to determine the number of awards expected to vest, and the corresponding aggregate expense is adjusted to reflect the elapsed portion of the performance period. The fair value of equity awards with cash payout requirements, as well as awards for which fair value cannot be estimated at grant date, is remeasured each reporting period through vesting date. Awards are amortized using the nonsubstantive vesting methodology which requires that expense associated with awards having only service vesting criteria that continue vesting after retirement be recognized over a period ending no later than an employee’s retirement eligibility date.
Repurchase and Foreclosure Provision. FHN historically presented charges related to repurchase obligations for junior lien consumer mortgage loan sales in noninterest income while similar charges arising from first lien mortgage originations and sales through the legacy national mortgage banking business were reflected in noninterest expense. In order to present such charges consistently, FHN determined in third quarter 2010 that charges relating to repurchase obligations should be reflected in noninterest expense in the line item called Repurchase and foreclosure provision on the Consolidated Statements of Income. Consequently, FHN retroactively applied this change which resulted in a reclassification of charges related to junior lien mortgage loan sales from noninterest income into noninterest expense. All applicable tables and associated narrative have been revised to reflect this change. This reclassification did not impact FHN’s net income and all effects are included in the non-strategic segment.
Accounting Changes. Effective December 31, 2010, FHN adopted the provisions of FASB Accounting Standards Update 2010-20, “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses” (“ASU 2010-20”), with the exception of certain disclosures about activity that occurs during a reporting period for which the requirements are effective for periods beginning after December 15, 2010. Additionally, in January 2011, FASB Accounting Standards Update 2011-01, “Deferral of the Effective Date of Disclosures About Troubled Debt Restructurings in Update No. 2010-20”, was issued which temporarily delays the disclosure requirements related to modifications to be effective concurrent with the effective date of the proposed Accounting Standards Update, “Receivables (Topic 310): Clarifications to Accounting for Troubled Debt Restructurings by Creditors”. ASU 2010-20 provides enhanced disclosures related to the credit quality of financing receivables and the allowance for credit losses, and provides that new and existing disclosures should be disaggregated based on how an entity develops its allowance for credit losses and how it manages credit exposures. Under the provisions of ASU 2010-20, additional disclosures required for financing receivables include information regarding the aging of past due receivables, credit quality indicators, and modifications of financing receivables. Comparative disclosures are required only for periods ending subsequent to initial adoption. Upon adoption of the provisions of ASU 2010-20 related to disclosures as of the end of a reporting period, and the amendments to the rollforward of the allowance for credit losses, on December 31, 2010, FHN revised its disclosures accordingly.
Effective September 30, 2010, FHN adopted the provisions of FASB Accounting Standards Update 2010-11, “Scope Exception Related to Embedded Credit Derivatives” (“ASU 2010-11”). ASU 2010-11 amends ASC 815 to provide clarifying language regarding when embedded credit derivative features are not considered embedded derivatives subject to potential bifurcation and separate accounting. Upon adoption of the provisions of ASU 2010-11, re-evaluation of certain preexisting contracts is required to determine whether the accounting for such contracts is consistent with the amended guidance in ASC 815. If the fair value option is elected for an instrument upon adoption of the amendments to ASC 815, re-evaluation of such preexisting contracts is not required. As FHN does not have any preexisting contracts which require re-evaluation, the adoption of the Codification update to ASC 815 had no effect on FHN’s statement of condition, results of operations, or cash flows.
Effective upon its issuance in February 2010, FHN adopted the provisions of FASB Accounting Standards Update 2010-09, “Subsequent Events — Amendments to Certain Recognition and Disclosure Requirements” (“ASU 2010-09”). ASU 2010-09 amends ASC 855 to clarify that an entity must disclose the date through which subsequent events have been evaluated in both originally issued and restated financial statements unless the entity has a regulatory requirement to review subsequent events up through the filing or furnishing of financial statements with the Securities and Exchange Commission. Upon adoption of the provisions of ASU 2010-09, FHN revised its disclosures accordingly.
Effective January 1, 2010, FHN adopted the provisions of FASB Accounting Standards Update 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”), with the exception of the requirement to provide the activity of purchases, sales, issuances, and settlements related to recurring Level 3 measurements on a gross basis in the Level 3 reconciliation which is effective for quarters beginning after December 15, 2010. ASU 2010-06 updates ASC 820 to require disclosure of significant transfers into and out of Level 1 and Level 2 of the fair value hierarchy, as well as disclosure of an entity’s policy for determining when transfers between all levels of the hierarchy are recognized. The updated provisions of ASC 820 also require that fair value measurement disclosures be provided by each “class” of assets and liabilities, and that disclosures providing a description of the valuation techniques and inputs used to measure fair value be included for both recurring and nonrecurring fair value measurements classified as either Level 2 or Level 3. Under ASC 820, as amended, separate disclosure is required in the Level 3 reconciliation of total gains and losses recognized in other comprehensive income. Comparative disclosures are required only for periods ending subsequent to initial adoption. Upon adoption of the amendments to ASC 820, FHN revised its disclosures accordingly.
Effective January 1, 2010, FHN adopted the provisions of FASB Accounting Standards Update 2009-16, “Accounting for Transfers of Financial Assets” (“ASU 2009-16”). ASU 2009-16 updates ASC 860 to provide for the removal of the QSPE concept from GAAP, resulting in the evaluation of all former QSPEs for consolidation in accordance with ASC 810 on and after the effective date of the amendments. The amendments to ASC 860 modify the criteria for achieving sale accounting for transfers of financial assets and define the term participating interest to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The updated provisions of ASC 860 also provide that a transferor should recognize and initially measure at fair value all assets obtained (including a transferor’s beneficial interest) and liabilities incurred as a result of a transfer of financial assets accounted for as a sale. ASC 860, as amended, requires enhanced disclosures which are generally consistent with, and supersede, the disclosures previously required by the Codification update to ASC 810 and ASC 860 which was effective for periods ending after December 15, 2008. Upon adoption of the amendments to ASC 860, FHN applied the amended disclosure requirements to transfers that occurred both before and after the effective date of the Codification update, with comparative disclosures included only for periods subsequent to initial adoption for those disclosures not previously required. The adoption of the Codification update to ASC 860 had no material effect on FHN’s statement of condition, results of operations, or cash flows.
Effective January 1, 2010, FHN adopted the provisions of Accounting Standards Update 2009-17, “Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities” (“ASU 2009-17”). ASU 2009-17 amends ASC 810 to revise the criteria for determining the primary beneficiary of a VIE by replacing the quantitative-based risks and rewards test previously required with a qualitative analysis. While ASC 810, as amended, retains the previous guidance in ASC 810 which requires a reassessment of whether an entity is a VIE only when certain triggering events occur, it adds an additional criterion which triggers a reassessment of an entity’s status when an event occurs such that the holders of the equity investment at risk, as a group, lose the power from voting rights or similar rights of those investments to direct the activities of the entity that most significantly impact the entity’s economic performance. Additionally, the amendments to ASC 810 require continual reconsideration of conclusions regarding which interest holder is the VIE’s primary beneficiary. Under ASC 810, as amended, separate presentation is required on the face of the balance sheet of the assets of a consolidated VIE that can only be used to settle the VIE’s obligations and the liabilities of a consolidated VIE for which creditors or beneficial interest holders have no recourse to the general credit of the primary beneficiary. ASC 810, as amended, also requires enhanced disclosures which are generally consistent with, and supersede, the disclosures previously required by the Codification update to ASC 810 and ASC 860 which was effective for periods ending after December 15, 2008. Comparative disclosures are required only for periods subsequent to initial adoption for those disclosures not required under such previous guidance.
Upon adoption of the amendments to ASC 810, FHN re-evaluated all former QSPEs and entities already subject to ASC 810 under the revised consolidation methodology. Based on such re-evaluation, consumer loans with an aggregate unpaid principal balance of  $245.2 million were prospectively consolidated as of January 1, 2010, along with secured borrowings of  $236.3 million, as the retention of mortgage servicing rights (“MSR”) and other retained interests, including residual interests and subordinated bonds, resulted in FHN being considered the related trusts’ primary beneficiary under the qualitative analysis required by ASC 810, as amended. MSR and trading assets held in relation to the newly consolidated trusts were removed from the mortgage servicing rights and trading securities sections of the Consolidated Statements of Condition, respectively, upon adoption of the amendments to ASC 810. As the assets of FHN’s consolidated residential mortgage securitization trusts are pledged to settle the obligations due to the holders of the trusts’ securities and since the security holders have no recourse to FHN, the asset and liability balances have been parenthetically disclosed on the face of the Consolidated Statements of Condition as restricted in accordance with the presentation requirements of ASC 810, as amended. Since FHN determined that calculation of carrying values was not practicable, the unpaid principal balance measurement methodology was used upon adoption, with the allowance for loan losses (“ALLL”) related to the newly consolidated loans determined using FHN’s standard practices. FHN recognized a reduction to the opening balance of undivided profits of approximately  $10.6 million for the cumulative effect of adopting the amendments to ASC 810, including the effect of the recognition of an adjustment to the ALLL of approximately  $24.6 million ( $15.6 million net of tax) in relation to the newly consolidated loans. Further, upon adoption of the amendments to ASC 810, the deconsolidation of certain small issuer trust preferred trusts for which First Tennessee Bank National Association (“FTBNA”) holds the majority of the mandatorily redeemable preferred capital securities (trust preferreds) issued but is not considered the primary beneficiary under the qualitative analysis required by ASC 810, as amended, resulted in reduction of loans net of unearned income and term borrowings on the Consolidated Statements of Condition by  $30.5 million.
Effective January 1, 2010, FHN adopted the provisions of FASB Accounting Standards Update 2010-10, “Amendments for Certain Investment Funds” (“ASU 2010-10”). ASU 2010-10 delays the application of ASU 2009-17 for a reporting entity’s interest in an entity that has the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies. For entities that do not qualify for the deferral, ASU 2010-10 clarifies that related parties should be considered when evaluating whether each of the criteria related to permitted levels of decision maker or service provider fees in ASC 810 are met. Additionally, ASU 2010-10 amends ASC 810 to provide that when evaluating whether a fee is a variable interest in situations in which a decision maker or servicer provider holds another interest in the related VIE, a quantitative calculation may be used but should not be the sole basis for evaluating whether the other variable interest is more than insignificant. The adoption of the Codification update to ASC 810 had no effect on FHN’s statement of condition, results of operations, or cash flows.
Effective December 31, 2009, FHN adopted the provisions of the FASB Codification Update to ASC 715 which provides detailed disclosure requirements to enhance the disclosures about an employer’s postretirement benefit plan assets currently required by ASC 715-20-50. Upon adoption of the amendments to ASC 715, FHN revised its disclosures accordingly.
Effective December 31, 2009, FHN adopted the provisions of FASB Accounting Standards Update 2010-02, “Accounting and Reporting for Decreases in Ownership of a Subsidiary — a Scope Clarification” (ASU 2010-02). ASU 2010-02 clarifies the scope of the decrease in ownership guidance in ASC 810-10 and expands the disclosures required upon deconsolidation of a subsidiary under ASC 810-10-50-1B. The adoption of the Codification update to ASC 810-10 had no effect on FHN’s statement of condition, results of operations, or cash flows.
Effective December 31, 2009, FHN adopted the provisions of FASB Accounting Standards Update 2009-05, “Measuring Liabilities at Fair Value” (ASU 2009-05). ASU 2009-05 updates ASC 820 to clarify that a quoted price for the identical liability, when traded as an asset in an active market, is a Level 1 measurement for that liability when no adjustment to the quoted price is required. ASU 2009-05 further amends ASC 820 to provide that if a quoted price for an identical liability does not exist in an active market, the fair value of the liability should be measured using an approach that maximizes the use of relevant observable inputs and minimizes the use of unobservable inputs. Under the updated provisions of ASC 820, for such liabilities fair value will be measured using either a valuation technique that uses the quoted price of the identical liability when traded as an asset, a valuation technique that uses the quoted price for similar liabilities or similar liabilities when traded as an asset, or another valuation technique that is consistent with the principles of ASC 820. The adoption of the Codification update to ASC 820 had no material effect on FHN’s statement of condition, results of operations, or cash flows.
Effective September 30, 2009, FHN adopted the provisions of FASB Accounting Standards Update 2009-01 which creates ASC 105, “Generally Accepted Accounting Principles.” ASC 105 establishes the FASB Accounting Standards Codification (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP, other than guidance issued by the SEC. Under ASC 105, all guidance contained in the FASB Accounting Standards Codification carries an equal level of authority, with ASC 105 superseding all non-SEC accounting and reporting standards which existed as of its effective date. The effect of adopting the provisions of ASC 105 was immaterial to FHN. In accordance with ASC 105, all references to authoritative accounting standards have been revised to reflect their Codification citation.
Effective June 30, 2009, FHN adopted the provisions of the FASB Codification update to ASC 825-10-50, which requires disclosures about fair value of financial instruments in interim financial statements. ASC 825-10-50, as amended, requires that disclosures be included in both interim and annual financial statements of the methods and significant assumptions used to estimate the fair value of financial instruments. Comparative disclosures are required only for periods ending subsequent to initial adoption. Upon adoption of the amendments to ASC 825-10-50, FHN revised its disclosures accordingly.
In April 2009, the FASB issued a Codification update to ASC 320-10-35 which replaces the “intent and ability to hold to recovery” indicator of other-than-temporary impairment in ASC 320-10-35 for debt securities. The updated provisions of ASC 320-10-35 specify that a debt security is considered other-than-temporarily impaired when an entity’s management intends to sell the security or that it is more-likely-than- not that the entity will be required to sell the security prior to recovery of its cost basis. ASC 320-10-35, as amended, requires that for impaired held-to-maturity and available-for-sale debt securities that an entity does not intend to sell and will not be required to sell prior to recovery but for which credit losses exist, the other-than-temporary impairment should be separated between the total impairment related to credit losses, which should be recognized in current earnings, and the amount of impairment related to all other factors, which should be recognized in other comprehensive income. ASC 320-10-35, as amended, discusses the proper interaction of its guidance with SEC Staff Accounting BulletinTopic 5M, which provides additional factors that must be considered in an other-than-temporary impairment analysis. ASC 320-10-35, as amended, also provides that in periods in which other-than-temporary impairments are recognized, the total impairment must be presented in the investor’s income statement with an offset for the amount of total impairment that is recognized in other comprehensive income. ASC 320-10-35 requires additional disclosures including a rollforward of amounts recognized in earnings for debt securities for which an other-than-temporary impairment has been recognized and the noncredit portion of the other-than-temporary impairment that has been recognized in other comprehensive income. FHN initially applied the guidance provided in the Codification update to ASC 320-10-35 when assessing debt securities for other-than-temporary impairment as of March 31, 2009 and the effects of adoption were not material.
In April 2009, the FASB issued a Codification update to ASC 820-10 which provides factors that an entity should consider when determining whether a market for an asset is not active. If after evaluating the relevant factors, the evidence indicates that a market is not active, ASC 820-10 provides an additional list of factors that an entity must consider when determining whether events and circumstances indicate that a transaction which occurred in such inactive market is orderly. ASC 820-10, as amended, requires that entities place more weight on observable transactions determined to be orderly and less weight on transactions for which there is insufficient information to determine whether the transaction is orderly when determining the fair value of an asset or liability. The Codification update to ASC 820-10 requires enhanced disclosures, including disclosure of a change in valuation technique which results from its application and disclosure of fair value measurements for debt and equity securities by major security types. FHN initially applied the guidance provided in the Codification update to ASC 820-10 in its fair value measurements as of March 31, 2009 and the effects of adoption were not significant.
Effective January 1, 2009, FHN adopted the provisions of the Codification update to ASC 820 for existing fair value measurement requirements related to non-financial assets and liabilities which are recognized at fair value on a non-recurring basis. The effective date for the application of ASC 820’s measurement framework to such non-financial assets and liabilities was previously delayed under transitional guidance issued by the FASB. ASC 820, as amended, establishes a hierarchy to be used in performing measurements of fair value. Additionally, the updated provisions of ASC 820 emphasize that fair value should be determined from the perspective of a market participant while also indicating that valuation methodologies should first reference available market data before using internally developed assumptions. ASC 820, as amended, also provides expanded disclosure requirements regarding the effects of fair value measurements on the financial statements. The effect of adopting the updated provisions of ASC 820 for non-financial assets and liabilities which are recognized at fair value on a non-recurring basis on January 1, 2009, was not significant to FHN. Effective January 1, 2008, FHN adopted ASC 820’s Codification update for existing fair value measurement requirements related to financial assets and liabilities as well as to non-financial assets and liabilities which are remeasured at least annually. Upon the adoption of the updated provisions of ASC 820 for financial assets and liabilities as well as non-financial assets and liabilities remeasured at least annually on January 1, 2008, a negative after-tax cumulative-effect adjustment of  $12.5 million was made to the opening balance of undivided profits for interest rate lock commitments which FHN previously measured under the guidance of ASC 815-10-45. The effect of the change in accounting for these interest rate lock commitments produced a positive effect of  $19.4 million on 2008 pre-tax earnings as existing commitments were delivered as loans and additional commitments that would have been deferred under the guidance of ASC 815-10-45 were made. Substantially all commitments existing at August 31, 2008 were sold.
Effective January 1, 2009, FHN adopted the provisions of the Codification update to ASC 805 and ASC 810. ASC 805, as amended, requires that an acquirer recognize the assets acquired and liabilities assumed in a business combination, as well as any noncontrolling interest in the acquiree, at their fair values as of the acquisition date, with limited exceptions. Additionally, the updated provisions of ASC 805 provide that an acquirer cannot specify an effective date for a business combination that is separate from the acquisition date. ASC 805, as amended, also provides that acquisition-related costs which an acquirer incurs should be expensed in the period in which the costs are incurred and the services are received. ASC 810, as amended, requires that acquired assets and liabilities be measured at full fair value without consideration to ownership percentage. Under the updated provisions of ASC 810, any noncontrolling interests in an acquiree should be presented as a separate component of equity rather than on a mezzanine level. Additionally, ASC 810, as amended, provides that net income or loss should be reported in the consolidated income statement at its consolidated amount, with disclosure on the face of the consolidated income statement of the amount of consolidated net income which is attributable to the parent and noncontrolling interests, respectively. The retrospective application of ASC 810’s presentation and disclosure requirements resulted in an increase to consolidated net income of  $14.0 million for 2008. FHN also recognized an increase of total shareholders’ equity of  $295.2 million upon adoption of the amendments to ASC 810 as a result of reclassifying the noncontrolling interest previously recognized on the Consolidated Statements of Condition as “Preferred stock of subsidiary” as a separate component of equity.
Effective January 1, 2009, FHN adopted the provisions of an additional Codification update to ASC 805 which requires that an acquirer recognize at fair value as of the acquisition date an asset acquired or liability assumed in a business combination that arises from a contingency if the acquisition-date fair value of the asset or liability can be determined during the measurement period. ASC 805, as amended, provides that if the acquisition-date fair value of an asset acquired or liability assumed in a business combination that arises from a contingency cannot be determined during the measurement period, the asset or liability should be recognized at the acquisition date if information available before the end of the measurement period indicates that it is probable that an asset existed or a liability had been incurred at the acquisition date and the amount of the asset or liability can be reasonably estimated. Additionally, ASC 805, as amended, requires enhanced disclosures regarding assets and liabilities arising from contingencies which are recognized at the acquisition date of a business combination, including the nature of the contingencies, the amounts recognized at the acquisition date and the measurement basis applied. The adoption of the Codification update to ASC 805 had no effect on FHN’s statement of condition, results of operations, or cash flows.
Effective January 1, 2009, FHN adopted the provisions of the Codification update to ASC 815-10-50 which provides amendments that enhance disclosures related to derivatives accounted for in accordance with ASC 815 and reconsiders existing disclosure requirements for such derivatives and any related hedging items. The additional disclosures provided in ASC 815-10-50, as amended, are required for both interim and annual reporting periods. Upon adoption of the Codification update to ASC 815-10-50, FHN revised its disclosures accordingly.
FHN also adopted the provisions of the Codification update to ASC 860-10 as of January 1, 2009, for initial transfers of financial assets executed after such date. The Codification update amends ASC 860-10 to permit a transferor and transferee to separately account for an initial transfer of a financial asset and a related repurchase financing that are entered into contemporaneously with, or in contemplation of, one another if certain specified conditions are met at the inception of the transaction. ASC 860-10, as amended, requires that the two transactions have a valid and distinct business or economic purpose for being entered into separately and that the repurchase financing not result in the initial transferor regaining control over the previously transferred financial asset. The effect of adopting the Codification update to ASC 860-10 was immaterial to FHN.
Effective December 31, 2008, FHN adopted the provisions of the Codification update to ASC 325 which aligns its impairment model for beneficial interests in securitized financial assets with the impairment model in ASC 320, resulting in a consistent determination of whether other-than-temporary impairments of available for sale or held to maturity debt securities have occurred. Since FHN recognizes all retained interests from securitization transactions at fair value as trading securities and as all of its beneficial interests classified as available for sale securities are outside the scope of ASC 325, the effect of adopting the Codification update to ASC 325 was immaterial to FHN.
Effective December 31, 2008, FHN adopted the provisions of the Codification update to ASC 815-10-50 which requires sellers of credit derivatives and similar guarantee contracts to make disclosures regarding the nature, term, fair value, potential losses, and recourse provisions for those contracts. Since FHN is not a seller of credit derivatives or similar financial guarantees, the effect of adopting the Codification update to ASC 815-10-50 was immaterial to FHN.
Effective January 1, 2008, FHN adopted the provisions of the Codification update to ASC 825 which allows an irrevocable election to measure certain financial assets and liabilities at fair value on an instrument-by-instrument basis, with unrealized gains and losses recognized currently in earnings. Under ASC 825, the fair value option may only be elected at the time of initial recognition of a financial asset or liability or upon the occurrence of certain specified events. Additionally, ASC 825 provides that application of the fair value option must be based on the fair value of an entire financial asset or liability and not selected risks inherent in those assets or liabilities. ASC 825 requires that assets and liabilities which are measured at fair value pursuant to the fair value option be reported in the financial statements in a manner that separates those fair values from the carrying amounts of similar assets and liabilities which are measured using another measurement attribute. ASC 825 also provides expanded disclosure requirements regarding the effects of electing the fair value option on the financial statements. Upon adoption of the updated provisions of ASC 825, FHN elected the fair value option on a prospective basis for almost all types of mortgage loans originated for sale purposes. Additionally, in accordance with ASC 825’s amendment of ASC 320, FHN began prospectively classifying cash flows associated with its retained interests in securitizations recognized as trading securities within investing activities in the Consolidated Statements of Cash Flows.
Effective January 1, 2008, FHN adopted SEC Staff Accounting Bulletin No. 109, “Written Loan Commitments Recorded at Fair Value Through Earnings” (SAB No. 109) prospectively for derivative loan commitments issued or modified after that date. SAB No. 109 rescinds SAB No. 105’s prohibition on inclusion of expected net future cash flows related to loan servicing activities in the fair value measurement of a written loan commitment. SAB No. 109 also applies to any loan commitments for which fair value accounting is elected under ASC 825. FHN did not elect fair value accounting for any other loan commitments under ASC 825. The prospective application of SAB No. 109 and the prospective election to recognize substantially all new mortgage loan originations at fair value under ASC 825 resulted in a positive net impact of  $1.0 million on 2008 pre-tax earnings.
Effective January 1, 2008, FHN adopted the provisions of the Codification update which amended ASC 820 to exclude ASC 840, “Leases,” from its scope. The adoption of the Codification update to ASC 820 had no effect on FHN’s statement of condition, results of operations, or cash flows.
Effective January 1, 2008, FHN adopted the provisions of the Codification update to ASC 715 which requires that a liability be recognized for contracts written to employees which provide future postretirement benefits that are covered by endorsement split-dollar life insurance arrangements because such obligations are not considered to be effectively settled upon entering into the related insurance arrangements. FHN recognized a decrease to undivided profits of  $8.5 million, net of tax, upon adoption of the amendments to ASC 715.
Effective January 1, 2008, FHN adopted the provisions of the Codification update to ASC 815 which permits the offsetting of fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement. Upon adoption of the amendments to ASC 815, entities were permitted to change their previous accounting policy election to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. ASC 815, as amended, requires additional disclosures for derivatives and collateral associated with master netting arrangements, including the separate disclosure of amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral under master netting arrangements as of the end of each reporting period for entities that made an accounting policy decision to not offset fair value amounts. FHN retained its previous accounting policy election to not offset fair value amounts recognized for derivative instruments under master netting arrangements upon adoption of the updated provisions of ASC 815, and has revised its disclosures accordingly.
FHN also adopted the provisions of the Codification update to ASC 815-20-25 as of January 1, 2008, for hedging relationships designated on or after such date. The updated provisions of ASC 815-20-25 explicitly permit use of the shortcut method for hedging relationships in which an interest rate swap has a nonzero fair value at inception of the hedging relationship which is attributable solely to the existence of a bid-ask spread in the entity’s principal market under ASC 820. Additionally, ASC 815-20-25, as amended, allows an entity to apply the shortcut method to a qualifying fair value hedge when the hedged item has a trade date that differs from its settlement date because of generally established conventions in the marketplace in which the transaction to acquire or issue the hedged item is executed. Preexisting shortcut hedging relationships were analyzed as of the adoption date of the amendments to ASC 815-20-25 to determine whether they complied with the revised shortcut criteria at their inception or should be dedesignated prospectively. The adoption of the updated provisions of ASC 815-20-25 had no effect on FHN’s financial position, results of operations, or cash flows as all of FHN’s preexisting hedging relationships met the requirements of ASC 815-20-25, as amended, at their inception.

Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2010
Acquisitions and Divestitures [Abstract]
Acquisitions and Divestitures
Note 2 — Acquisitions and Divestitures
In first quarter 2010, FHN exited its institutional research business, FTN Equity Capital Markets (“FTN ECM”), and incurred a pre-tax goodwill impairment of  $3.3 million (approximately  $2 million after taxes). FHN exited this business through an immediate cessation of operations on February 1, 2010. Additional charges, primarily representing severance and contract terminations, of  $6.1 million are included within the Loss from discontinued operations, net of tax line on the Consolidated Statements of Income in 2010 and relate to the effects of closing FTN ECM. These charges are included with the amounts described in Note 26 — Restructuring, Repositioning, and Efficiency. FHN had initially reached an agreement for the sale of this business which resulted in a pre-tax goodwill impairment of  $14.3 million (approximately  $9 million after taxes) in 2009; however, the contracted sale failed to close and was terminated in early 2010. The financial results of this business, including the goodwill impairments, are reflected in the Loss from discontinued operations, net of tax line on the Consolidated Statements of Income for all periods presented.
In 2009, FHN continued its efforts to refocus on core businesses and executed the sale and closure of FHN’s Atlanta insurance business and Louisville First Express Remittance Processing location (“FERP”). FHN recognized a loss of  $7.5 million on the sale of the Atlanta insurance business and a  $1.7 million loss on the FERP divestiture. These losses are reflected on the Consolidated Statements of Income as a Loss on divestiture within noninterest income. The losses on divestitures primarily reflect goodwill write-offs associated with the sales. Additionally, FHN recognized a goodwill impairment associated with certain assets excluded from the sale of the Atlanta insurance business. The loss is reflected as a goodwill impairment within noninterest expense on the Consolidated Statements of Income. See Note 7 — Intangible Assets for further discussion. FHN continues to have an insurance business within its Tennessee banking footprint and continues to operate other remittance processing locations.
During 2008, FHN sold more than 230 retail and wholesale mortgage origination offices nationwide, the loan origination and servicing platform, substantially all of FHN’s mortgage origination pipeline and related hedges, certain fixed assets, and other associated assets. The purchaser did not acquire any portion of FHN’s mortgage loan warehouse. FHN retained its mortgage operations in and around Tennessee, continuing to originate home loans for customers in its regional banking market footprint. FHN also sold servicing assets and related hedges on  $19.1 billion of first lien mortgage loans and associated custodial deposits. Additionally, FHN entered into a subservicing agreement for the remainder of FHN’s servicing portfolio. Generally, book value was paid for the assets and liabilities acquired, less a purchase price reduction. FHN recognized a loss on divestiture of  $16.6 million in 2008. Gains and losses related to this transaction were included in the noninterest income section of the Consolidated Statements of Income as Losses on divestitures. See Note 6 — Mortgage Servicing Rights for divestitures of servicing rights.
In addition to the divestitures mentioned above, FHN acquires or divests assets from time to time in transactions that are considered business combinations or divestitures but are not material to FHN individually or in the aggregate.

Investment Securities	12 Months Ended
Dec. 31, 2010
Investment Securities [Abstract]
Investment Securities
Note 3 — Investment Securities
The following tables summarize FHN’s available for sale securities on December 31, 2010 and 2009:

	On December 31, 2010
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
(Dollars in thousands)	Cost	Gains	Losses	Value

Securities available for sale:
U.S. Treasuries	$87,188	$256	$—	$87,444
Government agency issued MBS (a)	1,430,923	46,916	(7,881)	1,469,958
Government agency issued CMO (a)	1,136,607	32,133	—	1,168,740
Other U.S. government agencies (a)	50,426	2,800	—	53,226
States and municipalities	26,015	—	—	26,015
Equity (b)	226,012	—	(9)	226,003
Other	511	33	—	544

Total securities available for sale (c)	$2,957,682	$82,138	$(7,890)	$3,031,930

(a)	Includes securities issued by government sponsored entities.

(b)	Includes restricted investments in FHLB-Cincinnati stock of $125.5 million and FRB stock of $66.2 million. The remainder is money market, venture capital, and cost method investments. Additionally, $5.4 million is restricted pursuant to a reinsurance contract agreement.

(c)	Includes $2.7 billion of securities pledged to secure public deposits, securities sold under agreements to repurchase, and for other purposes. As of December 31, 2010, FHN had pledged $1.5 billion of the $2.7 billion pledged available for sale securities as collateral for securities sold under repurchase agreements.

	On December 31, 2009
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
(Dollars in thousands)	Cost	Gains	Losses	Value

Securities available for sale:
U.S. Treasuries	$47,983	$146	$—	$48,129
Government agency issued MBS (a)	941,392	58,685	—	1,000,077
Government agency issued CMO (a)	1,148,599	42,919	(2,088)	1,189,430
Other U.S. government agencies (a)	111,849	6,296	—	118,145
States and municipalities	44,400	—	—	44,400
Equity (b)	293,318	450	(177)	293,591
Other	667	29	—	696

Total securities available for sale (c)	$2,588,208	$108,525	$(2,265)	$2,694,468

(a)	Includes securities issued by government sponsored entities.

(b)	Includes restricted investments in FHLB-Cincinnati stock of $125.5 million and FRB stock of $66.3 million. The remainder is money market, venture capital, and cost method investments. Additionally, $44.0 million is restricted pursuant to reinsurance contract agreements.

(c)	Includes $2.3 billion of securities pledged to secure public deposits, securities sold under agreements to repurchase, and for other purposes. As of December 31, 2009, FHN had pledged $1.5 bilion of the $2.3 billion pledged available for sale securities as collateral for securities sold under repurchase agreements.
National banks chartered by the federal government are, by law, members of the Federal Reserve System. Each member bank is required to own stock in its regional FRB. Given this requirement, Federal Reserve stock may not be sold, traded, or pledged as collateral for loans. Membership in the Federal Home Loan Bank (“FHLB”) network requires ownership of capital stock. Member banks are entitled to borrow funds from the FHLB and are required to pledge mortgage loans as collateral. Investments in the FHLB are non-transferable and, generally, membership is maintained primarily to provide a source of liquidity as needed.
The amortized cost and fair value by contractual maturity for the available for sale securities portfolio on December 31, 2010 are provided below:

	Available for Sale
	Amortized	Fair
(Dollars in thousands)	Cost	Value

Within 1 year	$62,069	$62,112
After 1 year; within 5 years	75,545	78,558
After 5 years; within 10 years	2,795	2,795
After 10 years	23,220	23,220

Subtotal	163,629	166,685

Government agency issued MBS and CMO	2,567,530	2,638,698
Equity and other securities	226,523	226,547

Total	$2,957,682	$3,031,930

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
The table below provides information on realized gross gains and realized gross losses resulting from sales of the available for sale portfolio for the twelve months ended December 31:

	Available for Sale
(Dollars in thousands)	Debt	Equity	Total

December 31, 2010
Gross gains on sales	$375	$354	$729
Gross losses on sales	(1)	—	(1)

December 31, 2009
Gross gains on sales	$—	$2,032	$2,032
Gross losses on sales	—	(381)	(381)

December 31, 2008
Gross gains on sales	$—	$1,314	$1,314
Gross losses on sales	—	—	—

Certain previously reported amounts have been reclassified to agree with current presentation.
Proceeds from the sale of AFS securities associated with the gains and losses reflected in the table above for the years 2010, 2009, and 2008, were  $515.4 million,  $4.4 million, and  $44.6 million, respectively. Total net securities gains/losses recognized on the Consolidated Statements of Income were  $10.9 million in 2010. However, this amount also includes gains/losses related to the sale and/or impairments of cost method investments (such as Visa Inc.) and unrealized losses recognized through earnings for venture capital investments. Accordingly, these amounts have been excluded from the table above. In 2010, FHN recognized a gain of  $14.8 million that relates to the sale of a portion of FHN’s Visa Inc. class B shares. Additionally, in 2010, FHN recognized losses of  $4.6 million for write-downs of venture capital investments. In 2008, FHN recognized a gain of  $65.9 million in connection with Visa Inc.’s initial public offering (“IPO”). As the investment in Visa is not classified as an AFS security, the 2010 and 2008 gains were excluded from the table above. See Note 18 — Restrictions, Contingencies, and Other Disclosures for additional discussion regarding FHN’s investment in Visa Inc. class B shares. See Note 22 — Fair Value for additional discussion related to FHN’s venture capital investments.
Losses totaling  $.2 million,  $.5 million, and  $1.5 million for the years 2010, 2009, and 2008, respectively, were recognized for securities that, in the opinion of management have been other-than-temporarily impaired. In 2010, the OTTI relates to a marketable equity security while the OTTI recognized in 2009 and 2008 relates to cost method investment securities.
The following tables provide information on investments within the available for sale portfolio that have unrealized losses on December 31, 2010 and 2009:

	On December 31, 2010
	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
(Dollars in thousands)	Value	Losses	Value	Losses	Value	Losses

Government agency issued MBS	$563,813	$(7,881)	$—	$—	$563,813	$(7,881)

Total debt securities	563,813	(7,881)	—	—	563,813	(7,881)
Equity	34	(9)	—	—	34	(9)

Total temporarily impaired securities	$563,847	$(7,890)	$—	$—	$563,847	$(7,890)

	On December 31, 2009
	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
(Dollars in thousands)	Value	Losses	Value	Losses	Value	Losses

Government agency issued CMO	$142,430	$(2,088)	$—	$—	$142,430	$(2,088)

Total debt securities	142,430	(2,088)	—	—	142,430	(2,088)
Equity	—	—	55	(177)	55	(177)

Total temporarily impaired securities	$142,430	$(2,088)	$55	$(177)	$142,485	$(2,265)

FHN has reviewed investment securities that are in unrealized loss positions in accordance with its accounting policy for other-than-temporary impairment and does not consider them other-than-temporarily impaired. FHN does not intend to sell the debt securities and it is more-likely-than-not that FHN will not be required to sell the securities prior to recovery. The decline in value is primarily attributable to interest rates and not credit losses. For equity securities, FHN has both the ability and intent to hold these securities for the time necessary to recover the amortized cost.

Loans	12 Months Ended
Dec. 31, 2010
Loans [Abstract]
Loans
Note 4 — Loans
The following table provides the balance of loans by portfolio on December 31, 2010 and 2009:

(Dollars in thousands)	2010	2009

Commercial:
Commercial, financial, and industrial	$7,338,155	$7,149,784
Commercial real estate
Income CRE	1,406,646	1,774,123
Residential CRE	263,878	639,826
Retail:
Consumer real estate	5,617,619	6,931,434
Permanent mortgage	1,086,859	1,085,668
One time close residential construction	19,276	229,487
Credit card & other	292,648	313,562
Restricted real estate loans (a)(b)	757,491	—

Loans, net of unearned income	$16,782,572	$18,123,884
Allowance for loan losses	664,799	896,914

Total net loans	$16,117,773	$17,226,970

(a)	Prior to 2010, a portion of the amount was included in consumer real estate.

(b)	2010 includes $701.8 million of consumer real estate loans and $55.7 million of permanent mortgage loans.
On December 31, 2010,  $4.2 billion of commercial loans were pledged to secure potential discount window borrowings from the Federal Reserve Bank. Additionally,  $6.4 billion of consumer real estate loans and permanent mortgages were pledged to secure potential borrowings from the Federal Home Loan Bank.
FHN has a concentration of loans secured by residential real estate (46 percent of total loans), the majority of which is in the consumer real estate portfolio (33 percent of total loans). Permanent mortgages account for 6 percent of total loans. Restricted real estate loans, which is comprised primarily of HELOC but also includes permanent mortgages, is 5 percent of total loans. The remaining residential real estate loans are primarily in the residential CRE and one time close residential construction portfolios (2 percent of total loans) with national exposures being significantly reduced since 2008. Additionally, on December 31, 2010, FHN had bank-related and trust preferred loans (“TRUPs”) (i.e., loans to bank and insurance-related businesses), totaling  $.7 billion (9 percent of the C&I portfolio, or 4 percent of total loans). This component of the C&I portfolio has experienced stress due to the higher credit losses encountered throughout the financial services industry, limited availability of market liquidity, and the impact from economic conditions on these borrowers.
Components of the Loan Portfolio
For purposes of the disclosures required pursuant to the adoption of amendments to ASC 310, the loan portfolio was disaggregated into segments and then further disaggregated into classes for certain disclosures. A portfolio segment is defined as the level at which an entity develops and documents a systematic method for determining its allowance for credit losses. A class is generally determined based on the initial measurement attribute (i.e. amortized cost or purchased credit impaired), risk characteristics of the loan, and an entity’s method for monitoring and assessing credit risk. Commercial loan portfolio segments include commercial, financial and industrial (“C&I”) and commercial real estate (“CRE”). Commercial classes within C&I include general C&I, mortgage warehouse lending and the TRUPs portfolios. Mortgage warehouse lending includes commercial lines of credit to qualified mortgage companies exclusively for the temporary warehousing of eligible mortgage loans prior to the borrower’s sale of those mortgage loans to third party investors. Commercial classes within commercial real estate include income CRE and residential CRE. Retail loan portfolio segments include consumer real estate, permanent mortgage, and the combined credit card and other portfolios. Retail classes include HELOC and real estate (“R/E”) installment loans within the consumer real estate segment, permanent mortgage (which is both a segment and a class), and credit card and other. Restricted real estate loans include HELOCs that were previously securitized on balance sheet as well as HELOC and some permanent mortgages that were consolidated on January, 1, 2010, in conjunction with the adoption of amendments to ASC 810. See Note 1 for additional discussion of this accounting standard adoption. Due to the winding down nature and decreasing size of the One-time close (“OTC”) residential construction portfolio, in most cases the remaining balances and activity of this portfolio has been combined with and included within the other retail class.
Allowance for Loan Losses
As previously discussed in Note 1, the Allowance for loan losses includes the following components: reserves for commercial loans evaluated based on pools of credit graded loans and reserves for pools of smaller-balance homogeneous retail loans, both determined in accordance with the ASC Topic related to Contingencies (ASC 450-20-50). The reserve factors applied to these pools are an estimate of probable incurred losses based on management’s evaluation of historical net losses from loans with similar characteristics and are subject to adjustment by management to reflect current events, trends, and conditions (including economic considerations and trends.) The slow economic recovery, weak housing market and elevated unemployment levels are examples of additional factors considered by management in determining the allowance for loan losses. Also included are reserves, determined in accordance with the Receivables Topic (ASC 310-10-45), for loans determined by management to be individually impaired. See additional discussion under “Impaired Loans.”
To assess the quality of individual commercial loans, commercial loans are internally assigned a credit grade ranging from 1 to 16. This credit grading system is intended to identify and measure the credit quality of the loan portfolio by analyzing the migration of loans between grading categories. It is also integral to the estimation methodology utilized in determining the allowance for loan losses since an allowance is established for pools of commercial loans based on the credit grade assigned. The appropriate relationship manager performs the process of categorizing commercial loans into the appropriate credit grades, initially as a component of the approval of the loan, and subsequently throughout the life of the loan as part of our servicing regimen. The proper loan grade for larger exposures is confirmed by a senior credit officer in the approval process. To determine the most appropriate credit grade for each loan, FHN utilizes a credit risk grading system that employs scorecards for particular categories of loans. The scorecards consist of a number of objective and subjective measures that are weighted in a manner that produces a rank ordering of risk within pass-graded credits. Loan grades are frequently reviewed by Credit Risk Assurance to determine if the process continues to result in accurate loan grading across the portfolio.
The ALLL for smaller-balance homogenous retail loans is determined based on pools of similar loan types that have similar credit risk characteristics. FHN manages retail loan credit risk on a class basis. Reserves by portfolio are determined using analytical models that incorporate various factors including, historical delinquency trends, experienced loss frequencies, and experienced loss severities. Generally, reserves for retail loans reflect probable incurred losses in the portfolio that are expected to be recognized over the following twelve months.
The following table provides a rollforward of the allowance for loan losses by portfolio segment for 2010, 2009, and 2008:

		Commercial	Consumer	Permanent	Credit Card
(Dollars in thousands)	C&I	Real Estate	Real Estate(a)	Mortgage(b)	and Other(c)	Total

Balance as of January 1, 2008	$93,322	$130,447	$45,001	$993	$72,578	$342,341
Divestitures	—	(370)	—	—	—	(370)
Charge-offs	(105,621)	(193,518)	(124,102)	(6,913)	(162,275)	(592,429)
Recoveries	4,495	2,386	7,269	546	4,972	19,668
Provision	199,697	260,980	253,650	58,959	306,714	1,080,000

Balance as of December 31, 2008	191,893	199,925	181,818	53,585	221,989	849,210

Allowance — individually evaluated for impairment	6,556	5,747	—	—	—	12,303
Allowance — collectively evaluated for impairment	185,337	194,178	181,818	53,586	221,989	836,907

Loans, net of unearned as of December 31, 2008:
Individually evaluated for impairment	43,918	430,172	1,361	1,939	7,389	484,779
Collectively evaluated for impairment	7,775,537	2,846,279	7,748,008	1,124,845	1,298,742	20,793,411

Total loans, net of unearned	7,819,455	3,276,451	7,749,369	1,126,784	1,306,131	21,278,190

Balance as of January 1, 2009	191,893	199,925	181,818	53,585	221,989	849,210
Charge offs	(129,283)	(277,461)	(224,853)	(63,004)	(182,360)	(876,961)
Recoveries	7,594	10,790	16,244	797	9,240	44,665
Provision	206,444	272,471	241,879	132,518	26,688	880,000

Balance as of December 31, 2009	276,648	205,725	215,088	123,896	75,557	896,914

Allowance — individually evaluated for impairment	18,048	2,746	5,997	3,997	857	31,644
Allowance — collectively evaluated for impairment	258,600	202,979	209,091	119,900	74,700	865,270

Loans, net of unearned as of December 31, 2009:
Individually evaluated for impairment	103,616	405,458	25,766	26,229	3,098	564,167
Collectively evaluated for impairment	7,046,168	2,008,492	6,905,668	1,059,439	539,950	17,559,717

Total loans, net of unearned	7,149,784	2,413,950	6,931,434	1,085,668	543,048	18,123,884

Balance as of January 1, 2010	276,648	205,725	215,088	123,896	75,557	896,914
Adjustment due to amendments of ASC 810	—	—	16,106	8,472	—	24,578
Charge-offs	(97,272)	(127,323)	(233,269)	(71,113)	(47,564)	(576,541)
Recoveries	11,630	13,030	16,300	1,658	7,230	49,848
Provision	48,463	63,653	178,125	2,096	(22,337)	270,000

Balance as of December 31, 2010	239,469	155,085	192,350	65,009	12,886	664,799

Allowance — individually evaluated for impairment	61,327	17,395	19,691	16,678	267	115,358
Allowance — collectively evaluated for impairment	178,142	137,690	172,659	48,331	12,619	549,441

Loans, net of unearned as of December 31, 2010:
Individually evaluated for impairment	213,405	242,143	69,775	96,765	764	622,852
Collectively evaluated for impairment	7,124,750	1,428,381	6,249,637	1,045,792	311,160	16,159,720

Total loans, net of unearned	$7,338,155	$1,670,524	$6,319,412	$1,142,557	$311,924	$16,782,572

(a)	2010 includes $42.1 million of reserv es and $701.8 million of balances in restricted consumer real estate loans.

(b)	2010 includes $5.4 million of reserv es and $55.7 million of balances in restricted permanent mortgage loans.

(c)	Includes OTC.
Impaired Loans
Generally, classified nonaccrual commercial loans over  $1 million are deemed to be impaired and are assessed for impairment measurement in accordance with ASC 310-10. Under ASC 310-10, individually impaired loans are measured based on the present value of expected future payments discounted at the loan’s effective interest rate (“the DCF method”), observable market prices, or for loans that are solely dependent on the collateral for repayment, the estimated fair value of the collateral less estimated costs to sell (net realizable value). For loans measured using the DCF method or by observable market prices, if the recorded investment in the impaired loan exceeds this amount, a specific allowance is established as a component of the allowance for loan and lease losses; however, for impaired collateral-dependent loans, FHN will, a majority of the time, charge off the full difference between the book value and the best estimate of net realizable value. Also, all commercial and retail consumer loans classified as troubled debt restructurings are deemed to be impaired and are assessed for impairment measurement in accordance with ASC 310-10.
The average balance of impaired loans was  $593.5 million for 2010,  $532.2 million for 2009, and  $328.3 million for 2008. The tables below provide loan classes with the amount of recorded investment in impaired loans for which there is a related allowance for loan loss, the amount of recorded investment in impaired loans where there is no related allowance for loan loss, and the total unpaid principle balance of impaired loans as of December 31, 2010 and 2009.

	2010
		Unpaid
	Recorded	Principal	Related
(Dollars in thousands)	Investment	Balance	Allowance

Impaired loans with no related allowance recorded:
Commercial:
General C&I	$44,459	$65,929	$—
TRUPs	25,406	28,000	—
Income CRE	107,888	176,650	—
Residential CRE	59,402	127,126	—

Total	$237,155	$397,705	$—

Impaired loans with related allowance recorded:
Commercial:
General C&I	$116,275	$117,644	$34,061
TRUPs	27,266	30,000	27,266
Income CRE	34,540	36,974	8,821
Residential CRE	40,313	44,091	8,574

Total	$218,394	$228,709	$78,722

Retail:
HELOC	$25,375	$25,375	$7,161
R/E Installment Loan	44,399	44,399	12,530
Permanent Mortgage	96,765	96,765	16,679
Credit Card & Other	764	764	266

Total	$167,303	$167,303	$36,636

Total commercial	$455,549	$626,414	$78,722

Total retail	$167,303	$167,303	$36,636

Total impaired loans	$622,852	$793,717	$115,358

	2009
		Unpaid
	Recorded	Principal	Related
(Dollars in thousands)	Investment	Balance	Allowance

Impaired loans with no related allowance recorded:
Commercial:
General C&I	$33,123	$103,726	$—
TRUPs	10,549	12,700	—
Income CRE	148,359	224,830	—
Residential CRE	222,676	365,273	—

Total	$414,707	$706,529	$—

Impaired loans with related allowance recorded:
Commercial:
General C&I	$32,757	$34,334	$7,220
TRUPs	27,186	30,000	10,828
Income CRE	21,259	24,904	1,898
Residential CRE	13,165	16,402	847

Total	$94,367	$105,640	$20,793

Retail:
HELOC	$6,931	$6,931	$1,613
R/E Installment Loan	18,835	18,835	4,384
Permanent Mortgage	26,229	26,229	3,997
OTC	3,098	3,098	857

Total	$55,093	$55,093	$10,851

Total commercial	$509,074	$812,169	$20,793

Total retail	$55,093	$55,093	$10,851

Total impaired loans	$564,167	$867,262	$31,644

Asset Quality Indicators
As previously discussed, FHN employs a dual-grade commercial risk grading methodology to assign a probability of default (“PD”) estimate and loss given default for each commercial loan. The methodology utilizes multiple scorecards that have been developed using a combination of objective and subjective factors specific to various portfolio segments that result in a rank ordering of risk and the assignment of grades PD 1 to PD 16. Each grade corresponds to an estimated one-year default probability percentage; a PD 1 has the lowest expected default probability, and probabilities increase as grades progress down the scale. PD 1 through PD 11 are “pass” grades. PD 12 is referred to as the “pass-watch” grade and is assigned when a credit is judged to need additional attention. PD 13-16 corresponds to the regulatory-defined categories of special mention (13), substandard (14), doubtful (15), and loss (16). FHN utilizes these grades to measure, monitor and asses credit risk with the commercial loan portfolio. Loans are categorized into the appropriate grade, initially as a component of the approval of the loan, and subsequently throughout the life of the loan. Pass loan grades are required to be re-assessed annually or whenever there has been a material change in the financial condition of the borrower or structure of the relationship. Loans graded 13 or worse are re-assessed on a quarterly basis.
The following tables provide the period end balances of commercial loan portfolio classes, disaggregated by PD grade for 2010 and 2009:

	2010
		Mortgage
	General	Warehouse		Income	Residential
(Dollars in millions)	C&I	Lending	TRUPS(a)	CRE	CRE	Total

PD Grade:
1	$86	$—	$—	$—	$—	$86
2	87	—	—	4	—	91
3	143	—	—	16	—	159
4	199	—	—	8	—	207
5	360	—	—	24	1	385
6	666	88	—	53	—	807
7	855	214	—	96	5	1,170
8	997	387	—	151	5	1,540
9	491	112	—	146	3	752
10	463	12	—	82	4	561
11	493	—	—	113	3	609
12	246	2	—	30	7	285
13	422	—	276	167	14	879
14,15,16	423	2	101	375	121	1,022

Total loans collectively evaluated for impairment	5,931	817	377	1,265	163	8,553

Total loans individually evaluated for impairment	161	—	53	142	100	456

Total commercial loans	$6,092	$817	$430	$1,407	$264	$9,009

(a)	Presented net of $35.6 million LOCOM valuation allowance. Based on the underlying structure of the notes, the highest possible internal grade is “13”. Portfolio reserve estimate considers recent financial performance of individual borrowers and other factors.

	2009
		Mortgage
	General	Warehouse		Income	Residential
(Dollars in millions)	C&I	Lending	TRUPS (a)	CRE	CRE	Total

PD Grade:
1	$74	$—	$—	$—	$—	$74
2	36	—	—	4	—	40
3	73	—	—	8	—	81
4	207	—	—	13	—	220
5	412	—	—	31	1	444
6	460	35	—	77	—	572
7	962	101	—	114	4	1,181
8	890	317	—	213	13	1,433
9	519	216	—	178	6	919
10	427	36	—	61	3	527
11	536	—	—	149	11	696
12	314	—	—	97	8	419
13	535	—	299	271	45	1,150
14,15,16	503	2	93	388	313	1,299

Total loans collectively evaluated for impairment	5,948	707	392	1,604	404	9,055

Total loans individually evaluated for impairment	66	—	38	169	236	509

Total commercial loans	$6,014	$707	$430	$1,773	$640	$9,564

(a)	Presented net of $35.6 million LOCOM valuation allowance.
The retail portfolio is comprised primarily of smaller balance loans which are very similar in nature in that most are standard products and are backed by residential real estate. Because of the similarities of retail loan-types, FHN is able to utilize the Fair Isaac’s (“FICO”) score, among other attributes, to assess the quality of consumer borrowers. FICO scores are refreshed on a quarterly basis and attempt to reflect the recent risk profile of the borrowers. Origination documentation type and accruing delinquency amounts are also other indicators of retail portfolio asset quality.
The following tables reflect balances and various asset quality attributes by origination vintage for both the HELOC and real estate installment classes of loans in the Consumer Real Estate loan segment as of December 31, 2010:
HELOC

		Origination Characteristics					Avg
Origination	Period End	Avg orig	Avg orig	%	%	%	Refreshed
Vintage	Balance(a)	CLTV	FICO	Broker	TN	1st Lien	FICO

pre-2003	$230.3	75.5%	724	14.2%	42.3%	22.7%	723
2003	321.3	76.3%	733	24.4%	25.7%	15.4%	730
2004	690.1	79.5%	729	31.8%	17.3%	18.8%	722
2005	855.3	79.5%	735	16.5%	17.0%	11.7%	722
2006	629.6	76.8%	742	7.0%	24.4%	13.6%	730
2007	629.6	77.5%	746	13.8%	28.9%	14.3%	734
2008	323.1	74.1%	755	8.8%	69.7%	36.8%	753
2009	204.5	71.8%	756	0.0%	86.6%	45.3%	759
2010	199.3	73.0%	758	0.0%	94.9%	46.5%	757

Total	$4,083.1	77.2%	740	15.4%	33.6%	19.9%	732

(a)	Includes $701.8 million of restricted loan balances.
R/E Installment Loans

		Origination Characteristics					Avg
Origination	Period End	Avg orig	Avg orig	%	%	%	Refreshed
Vintage	Balance	CLTV	FICO	Broker	TN	1st Lien	FICO

pre-2003	$82.9	77.2%	697	17.7%	62.3%	67.2%	727
2003	222.2	72.4%	726	3.1%	44.4%	77.5%	731
2004	128.1	73.6%	714	7.2%	51.4%	71.5%	724
2005	343.2	82.5%	722	25.7%	21.7%	27.8%	721
2006	378.2	78.3%	723	4.7%	25.5%	25.6%	728
2007	519.9	81.1%	732	15.7%	24.2%	24.3%	734
2008	210.9	76.8%	740	5.6%	78.7%	78.3%	751
2009	133.9	71.1%	753	0.0%	89.6%	82.6%	760
2010	217.1	82.1%	748	0.0%	89.2%	96.5%	751

Total	$2,236.4	78.3%	729	10.3%	44.4%	50.2%	732

The following tables reflect balances and various asset quality attributes by origination vintage for both the HELOC and real estate installment classes of loans in the Consumer Real Estate loan segment as of December 31, 2009:
HELOC

		Origination Characteristics					Avg
Origination	Period End	Avg orig	Avg orig	%	%	%	Refreshed
Vintage	Balance	CLTV	FICO	Broker	TN	1st Lien	FICO

pre-2003	$274.9	76.0%	724	14.3%	42.9%	22.5%	722
2003	338.6	75.9%	735	22.5%	27.3%	14.6%	732
2004	693.1	78.4%	731	27.7%	19.6%	19.2%	726
2005	1,000.7	79.4%	735	16.6%	18.2%	11.5%	723
2006	707.6	76.9%	742	7.2%	24.2%	12.7%	726
2007	701.9	77.7%	746	14.8%	27.6%	13.4%	733
2008	360.6	74.4%	756	9.0%	68.9%	36.1%	752
2009	220.2	71.7%	756	0.0%	86.0%	46.2%	754

Total	$4,297.6	77.2%	740	15.4%	31.0%	18.1%	730

R/E Installment Loans

		Origination Characteristics					Avg
Origination	Period End	Avg orig	Avg orig	%	%	%	Refreshed
Vintage	Balance	CLTV	FICO	Broker	TN	1st Lien	FICO

pre-2003	$113.5	77.0%	698	19.3%	61.2%	67.1%	695
2003	292.8	72.5%	727	3.0%	44.6%	77.0%	737
2004	166.5	72.9%	716	5.5%	53.7%	73.1%	719
2005	454.0	82.1%	723	25.2%	23.4%	28.5%	719
2006	472.6	77.5%	725	3.3%	26.9%	26.6%	711
2007	642.8	80.5%	734	14.4%	26.2%	24.5%	721
2008	309.1	77.4%	741	10.1%	72.2%	71.3%	737
2009	182.5	72.5%	753	3.8%	80.4%	75.0%	747

Total	$2,633.8	77.8%	730	11.4%	40.3%	45.3%	723

The following tables reflect origination documentation type for the permanent mortgage class and remaining OTC loans and accruing delinquency amounts for the smaller credit card and other portfolio classes. Full documentation reflects those loans whereby the borrower provided all necessary financial information in accordance with underwriting policy prior to origination of the loan. Currently, full documentation would typically require (for example) copies of W-2s, pay stubs and verification of employment. Non full documentation reflects those loans that were originated with anything less than pay stubs, personal financial statements, and tax returns from potential borrowers. Except for subsequent refinancing or approved modification events, classification of documentation type is determined at origination and is constant throughout the life of the loan.

	Permanent Mortgage(a)		One Time Close
(Dollars in millions)	2010	2009	2010	2009

Documentation type:
Full documentation	$766.2	$682.9	$6.0	$71.4
Non full documentation	356.2	383.6	12.7	151.5
Payment choice (Option ARM)	19.5	18.2	0.5	6.5
Sub-prime	0.7	0.8	—	—

Total	$1,142.6	$1,085.5	$19.2	$229.4

(a)	2010 includes $55.7 million of restricted loan balances.

	Credit Card		Other Retail
(Dollars in millions)	2010	2009	2010	2009

Accruing delinquent balances:
30-89 days past due	$1.9	$2.7	$0.8	$0.9
90+ days past due	1.6	2.8	0.2	0.1

Total	$3.5	$5.5	$1.0	$1.0

Nonaccrual and Past Due Loans
Loans are placed on nonaccrual status if it becomes evident that full collection of principal and interest is at risk, impairment has been recognized as a partial charge-off of principal balance or if the terms of a loan have been modified through troubled debt restructuring efforts. When a loan is placed on nonaccrual status, FHN applies the entire amount of any subsequent payments (including interest) to the outstanding principal balance.
The following table reflects accruing and non-accruing loans by class on December 31, 2010:

	Accruing				Non-Accruing
		30-89 Days	90 + Days	Total		30-89 Days	90 + Days	Total Non-
(Dollars in thousands)	Current	Past Due	Past Due	Accruing	Current	Past Due	Past Due	Accruing	Total Loans

Commercial (C&I) :
General C&I	$5,905,087	$26,508	$182	$5,931,777	$89,307	$18,154	$52,263	$159,724	$6,091,501
Mortgage warehouse lending	815,529	—	—	815,529	—	—	1,597	1,597	817,126
TRUPS (a)	376,856	—	—	376,856	—	—	52,672	52,672	429,528

Total commercial (C&I)	7,097,472	26,508	182	7,124,162	89,307	18,154	106,532	213,993	7,338,155

Commercial real estate:
Income CRE	1,248,209	16,915	—	1,265,124	32,248	3,516	105,758	141,522	1,406,646
Residential CRE	144,524	8,409	—	152,933	26,095	3,283	81,567	110,945	263,878

Total commercial real estate	1,392,733	25,324	—	1,418,057	58,343	6,799	187,325	252,467	1,670,524

Consumer real estate:
HELOC (b)	3,972,068	63,884	32,717	4,068,669	8,461	563	5,349	14,373	4,083,042
R/E installment loan	2,158,062	42,010	15,220	2,215,292	13,631	1,287	6,160	21,078	2,236,370

Total consumer real estate	6,130,130	105,894	47,937	6,283,961	22,092	1,850	11,509	35,451	6,319,412

Permanent mortgage (b)	959,431	28,041	29,367	1,016,839	15,088	9,814	100,816	125,718	1,142,557

Credit card & other:
Credit card	188,921	1,912	1,604	192,437	—	—	—	—	192,437
Other (c)	99,259	798	154	100,211	—	—	19,276	19,276	119,487

Total credit card & other	288,180	2,710	1,758	292,648	—	—	19,276	19,276	311,924

Total loans, net of unearned	$15,867,946	$188,477	$79,244	$16,135,667	$184,830	$36,617	$425,458	$646,905	$16,782,572

(a)	Includes LOCOM valuation allowance $35.6 million.

(b)	Includes restricted loans.

(c)	Includes OTC. All non-accruing balances reflect OTC.
The following table reflects accruing and non-accruing loans by class on December 31, 2009:

	Accruing				Non-Accruing
		30-89 Days	90 + Days	Total		30-89 Days	90 + Days	Total Non-
(Dollars in thousands)	Current	Past Due	Past Due	Accruing	Current	Past Due	Past Due	Accruing	Total Loans

Commercial (C&I) :
General C&I	$5,849,780	$65,487	$2,856	$5,918,123	$47,700	$3,533	$44,269	$95,502	$6,013,625
Mortgage warehouse lending	704,458	—	—	704,458	—	—	2,227	2,227	706,685
TRUPS (a)	391,739	—	—	391,739	—	—	37,735	37,735	429,474

Total commercial (C&I)	6,945,977	65,487	2,856	7,014,320	47,700	3,533	84,231	135,464	7,149,784

Commercial real estate:
Income CRE	1,534,984	51,267	4,303	1,590,554	18,374	12,769	152,427	183,570	1,774,124
Residential CRE	341,348	23,737	—	365,085	5,852	2,450	266,439	274,741	639,826

Total commercial real estate	1,876,332	75,004	4,303	1,955,639	24,226	15,219	418,866	458,311	2,413,950

Consumer real estate:
HELOC	4,192,231	55,120	41,273	4,288,624	1,960	874	6,128	8,962	4,297,586
R/E installment loan	2,561,442	38,667	24,801	2,624,910	3,607	756	4,575	8,938	2,633,848

Total consumer real estate	6,753,673	93,787	66,074	6,913,534	5,567	1,630	10,703	17,900	6,931,434

Permanent mortgage	895,553	32,220	59,986	987,759	11,358	1,682	84,869	97,909	1,085,668

Credit card & other:
Credit card	186,563	2,657	2,816	192,036	—	—	—	—	192,036
Other (b)	137,512	21,866	1,788	161,166	—	4,572	185,274	189,846	351,012

Total credit card & other	324,075	24,523	4,604	353,202	—	4,572	185,274	189,846	543,048

Total loans, net of unearned	$16,795,610	$291,021	$137,823	$17,224,454	$88,851	$26,636	$783,943	$899,430	$18,123,884

(a)	Includes LOCOM valuation allowance $35.6 million.

(b)	Includes OTC. All non-accruing balances reflect OTC.
On December 31, 2010 and 2009, FHN had loans classified as troubled debt restructurings of  $282.8 million and  $72.8 million, respectively. Additionally, FHN had restructured  $56.0 million of loans held for sale as of December 31, 2010. For restructured loans in the portfolio, FHN had loan loss reserves of  $54.9 million, or 19 percent, as of December 31, 2010. On December 31, 2010 and 2009, there were no significant outstanding commitments to advance additional funds to customers whose loans had been restructured.
Amounts due from customers on acceptances and bank acceptances outstanding of  $3.5 million,  $2.9 million, and  $2.0 million on December 31, 2010, 2009, and 2008, respectively, are included in Other assets and in Other liabilities on the Consolidated Statements of Condition. OTC loans provided construction and permanent mortgage financing to individuals for the purpose of constructing a home. Upon completion of construction, the permanent mortgage had historically been classified as held for sale and sold. Due to the market disruptions experienced in 2008, demand in the secondary market for many of these permanent mortgages decreased significantly. FHN currently transfers the loans to held for sale or retains them in the loan portfolio based upon management’s ability and intent at the time of conversion to permanent financing. FHN transferred  $.2 billion and  $.1 billion of OTC loans from the loan portfolio to held-for-sale in 2009 and 2008, respectively. There were no transfers in 2010. Additionally, FHN transferred  $4.4 billion and  $.6 billion of consumer real estate loans from held for sale into the loan portfolio in 2009, and 2008, respectively. There were no transfers in 2010.

Premises, Equipment and Leases	12 Months Ended
Dec. 31, 2010
Premises, Equipment and Leases [Abstract]
Premises, Equipment and Leases
Note 5 — Premises, Equipment and Leases
Premises and equipment on December 31 are summarized below:

(Dollars in thousands)	2010	2009

Land	$66,914	$67,047
Buildings	338,060	333,450
Leasehold improvements	44,880	43,156
Furniture, fixtures, and equipment	213,289	190,289

Premises and equipment, at cost	663,143	633,942
Less accumulated depreciation and amortization	340,824	320,118

Premises and equipment, net	$322,319	$313,824

FHN is obligated under a number of noncancelable operating leases for premises and equipment with terms up to 30 years, which may include the payment of taxes, insurance and maintenance costs.
Minimum future lease payments for noncancelable operating leases on premises and equipment on December 31, 2010, are shown below:

(Dollars in thousands)

2011	$23,108
2012	17,329
2013	12,169
2014	9,843
2015	7,721
2016 and after	38,456

Total minimum lease payments	$108,626

Payments required under capital leases are not material.
Aggregate minimum income under sublease agreements for these periods is  $2.5 million.
Rent expense incurred under all operating lease obligations for the years ended December 31 is as follows:

(Dollars in thousands)	2010	2009	2008

Rent expense, gross	$32,673	$38,070	$61,496
Sublease income	(4,275)	(4,368)	(4,043)

Rent expense, net	$28,398	$33,702	$57,453

Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2010
Mortgage Servicing Rights [Abstract]
Mortgage Servicing Rights
Note 6 — Mortgage Servicing Rights
FHN recognizes all classes of mortgage servicing rights at fair value. Classes of MSR are established based on market inputs used to determine the fair value of the servicing asset and FHN’s risk management practices. See Note 22 — Fair Value, the “Determination of Fair Value” section for a discussion of FHN’s MSR valuation methodology and Note 25 — Derivatives and Off-Balance Sheet Arrangements for a discussion of how FHN hedges the fair value of MSR. The balance of MSR included on the Consolidated Statements of Condition represents the rights to service approximately  $28.8 billion and  $42.2 billion of mortgage loans on December 31, 2010, and 2009, respectively, for which a servicing right has been capitalized.
In first quarter 2010, FHN adopted the amendments to ASC 810 which resulted in the consolidation of loans FHN previously sold through proprietary securitizations but retained MSR and significant subordinated interests subsequent to the transfer. In conjunction with the consolidation of these loans, FHN derecognized the associated servicing assets which are reflected in the rollfoward below.
In third quarter 2009, FHN reviewed the allocation of fair value between MSR and excess interest from prior first lien loan sales and securitizations and as a result, there was a net  $11.1 million reclassification from trading securities to MSR. The reclassification had no effect on FHN’s Consolidated Statements of Income as excess interest and MSR are highly correlated in valuation and both are recognized at fair value with changes in fair value being included within mortgage banking income. Following is a summary of changes in capitalized MSR as of December 31, 2010 and 2009:

	First	Second
(Dollars in thousands)	Liens	Liens	HELOC	Total

Fair value on January 1, 2009	$354,394	$13,558	$8,892	$376,844
Addition of mortgage servicing rights	189	—	11	200
Reductions due to loan payments	(58,455)	(4,777)	(2,818)	(66,050)
Reductions due to sale	(77,591)	(8,134)	(1,548)	(87,273)
Reclassification from trading securities	11,077	—	—	11,077
Changes in fair value due to:
Changes in valuation model inputs or assumptions	67,940	45	—	67,985
Other changes in fair value	(1,439)	482	785	(172)

Fair value on December 31, 2009	$296,115	$1,174	$5,322	$302,611

Adjustment due to adoption of amendments to ASC 810	(197)	(928)	(1,168)	$(2,293)
Reductions due to loan payments	(34,943)	(41)	(1,201)	(36,185)
Reductions due to sale	(24,558)	—	—	(24,558)
Reductions due to exercise of cleanup calls	(1,110)	—	—	(1,110)
Changes in fair value due to:
Changes in valuation model inputs or assumptions	(31,296)	—	—	(31,296)
Other changes in fair value	(199)	57	292	150

Fair value on December 31, 2010	$203,812	$262	$3,245	$207,319

Servicing, late, and other ancillary fees recognized within mortgage banking income were  $92.1 million,  $120.4 million, and  $232.6 million for the years ended December 31, 2010, 2009, and 2008, respectively. Servicing, late, and other ancillary fees recognized within all other income and commissions were  $3.8 million,  $12.4 million, and  $16.8 million for the years ended December 31, 2010, 2009, and 2008, respectively.
The total value of MSR declined  $95.3 million during 2010. In 2010, FHN sold the rights to service  $5.4 billion of loans, which resulted in a  $24.6 million reduction in MSR attributable to loan sales. The balance decreased an additional  $36.2 million due to loan payments. A decrease in mortgage rates during the year led to higher assumed prepayment speeds and resulted in a decrease in value of  $31.1 million. In the fourth quarter of 2010, FHN exercised cleanup calls from proprietary securitization trusts that had previously been securitized with servicing retained. As these loans are now included on the Consolidated Statements of Condition, FHN derecognized  $1.1 million of associated servicing assets.
In 2009, FHN sold the rights to service  $14.2 billion of loans, which resulted in an  $87.3 million reduction in MSR attributable to loan sales. The balance decreased an additional  $66.1 million due to loan payments. An increase in mortgage rates during the year led to a decline in assumed prepayment speeds and resulted in an increase in value of  $67.8 million.
FHN services a portfolio of mortgage loans related to transfers performed by other parties utilizing securitization trusts. The servicing assets represent FHN’s sole interest in these transactions. The total MSR recognized by FHN related to these transactions was  $4.2 million and  $7.0 million at December 31, 2010 and 2009, respectively. The aggregate principal balance serviced by FHN for these transactions was  $.7 billion and  $.9 billion at December 31, 2010 and 2009, respectively. FHN has no obligation to provide financial support and has not provided any form of support to the related trusts. The MSR recognized by FHN has been included in the first lien mortgage loans column within the rollforward of MSR.
In prior periods FHN transferred MSR to third parties in transactions that did not qualify for sales treatment due to certain recourse provisions that were included within the sale agreements. FHN had  $27.3 million and  $39.7 million of MSR related to these transactions, respectively for the years ended December 31, 2010 and 2009, respectively. These MSR are included within the first liens mortgage loans column within the rollforward of MSR. The proceeds from these transfers have been recognized within other short term borrowings and commercial paper in the Consolidated Statements of Condition as of December 31, 2010 and 2009.

Intangible Assets	12 Months Ended
Dec. 31, 2010
Intangible Assets [Abstract]
Intangible Assets
Note 7 — Intangible Assets
The following is a summary of intangible assets, net of accumulated amortization, included in the Consolidated Statements of Condition:

		Other
		Intangible
(Dollars in thousands)	Goodwill	Assets (a)

December 31, 2007	$192,408	$56,907
Amortization expense	—	(8,229)
Impairment (b) (c)	—	(4,034)
Divestitures (c)	—	(32)
Additions	—	470

December 31, 2008	$192,408	$45,082

Amortization expense	—	(6,017)
Impairment (b) (c)	(16,591)	(341)
Divestitures (c)	(10,289)	(815)
Additions	—	347

December 31, 2009	$165,528	$38,256

Amortization expense	—	(5,526)
Impairment (b) (c)	(3,348)	—
Additions	—	151

December 31, 2010	$162,180	$32,881

(a)	Represents customer lists, acquired contracts, premium on purchased deposits, and covenants not to compete.

(b)	See Note 26 — Restructuring, Repositioning, and Efficiency for further details related to goodwill impairments.

(c)	See Note 2 — Acquisitions and Divestitures for further details regarding goodwill related to divestitures.
The gross carrying amount of other intangible assets subject to amortization is  $125.8 million on December 31, 2010, net of  $92.9 million of accumulated amortization. Estimated aggregate amortization expense is expected to be  $5.3 million,  $4.3 million,  $3.9 million,  $3.6 million, and  $3.4 million for the twelve-month periods of 2011, 2012, 2013, 2014, and 2015, respectively.
In 2010, FHN recognized  $3.3 million of goodwill impairments relating to the exit of FTN ECM operations. FHN also recognized an addition of other intangible assets of  $.2 million related to the purchase of a book of business.
In 2009, FHN’s non-strategic segment incurred pre-tax goodwill impairments of  $14.3 million related to the initial agreement to sell FTN ECM. In connection with the divestiture of the Atlanta insurance business and FERP, FHN recognized goodwill write-offs of  $8.0 million and  $2.3 million, respectively, which are included in Losses on divestitures on the Consolidated Statements of Income. As a result of the closure of the remaining Atlanta insurance business that was excluded from the sale, there was an additional goodwill impairment of  $2.3 million. FHN also recognized  $.3 million of other intangible impairments related to customer lists,  $.8 million of write-offs related to disposals, and additions of  $.3 million.
In 2008, FHN recognized  $4.0 million of intangible impairments. The impairments were related to noncompete agreements associated with the divestiture of certain mortgage banking operations and the write-off of state banking licenses due to FHN’s focus on the Tennessee-based regional banking market.
The following is a summary of gross goodwill and accumulated impairment losses and write-offs detailed by reportable segments included in the Consolidated Statements of Condition through December 31, 2010. Gross goodwill, accumulated impairments, and accumulated divestiture-related write-offs were determined beginning on January 1, 2002, when a change in accounting requirements resulted in goodwill being assessed for impairment rather being amortized.

		Regional	Capital
(Dollars in thousands)	Non-Strategic	Banking	Markets	Total

Gross goodwill	$171,474	$64,759	$97,421	$333,654
Accumulated impairments	(84,084)	—	—	(84,084)
Accumulated divestiture related write-offs	(57,162)	—	—	(57,162)

Net goodwill balance as of December 31, 2007	$30,228	$64,759	$97,421	$192,408

Additions	—	—	—	—
Impairments	—	—	—	—
Divestitures	—	—	—	—

Net change in goodwill during 2008	$—	$—	$—	$—

Gross goodwill	$171,474	$64,759	$97,421	$333,654
Accumulated impairments	(84,084)	—	—	(84,084)
Accumulated divestiture related write-offs	(57,162)	—	—	(57,162)

Net goodwill balance as of December 31, 2008	$30,228	$64,759	$97,421	$192,408

Additions	—	—	—	—
Impairments	(16,591)	—	—	(16,591)
Divestitures	(10,289)	—	—	(10,289)

Net change in goodwill during 2009	(26,880)	—	—	(26,880)

Gross goodwill	$171,474	$64,759	$97,421	$333,654
Accumulated impairments	(100,675)	—	—	(100,675)
Accumulated divestiture related write-offs	(67,451)	—	—	(67,451)

Net goodwill balance as of December 31, 2009	$3,348	$64,759	$97,421	$165,528

Additions	—	—	—	—
Impairments	(3,348)	—	—	(3,348)
Divestitures	—	—	—	—

Net change in goodwill during 2010	(3,348)	—	—	(3,348)

Gross goodwill	$171,474	$64,759	$97,421	$333,654
Accumulated impairments	(104,023)	—	—	(104,023)
Accumulated divestiture related write-offs	(67,451)	—	—	(67,451)

December 31, 2010	$—	$64,759	$97,421	$162,180

Time Deposit Maturities	12 Months Ended
Dec. 31, 2010
Time Deposit Maturities [Abstract]
Time Deposit Maturities
Note 8 — Time Deposit Maturities
Following is a table of maturities for time deposits outstanding on December 31, 2010, which include Certificates of deposit under  $100,000 and, Other time, and Certificates of deposit  $100,000 and more. Certificates of deposit  $100,000 and more totaled  $.6 billion on December 31, 2010. Time deposits are included in Interest-bearing deposits on the Consolidated Statements of Condition.

(Dollars in thousands)

2011	$1,140,985
2012	280,227
2013	169,718
2014	211,199
2015	77,298
2016 and after	73,318

Total	$1,952,745

Short -Term Borrowings	12 Months Ended
Dec. 31, 2010
Short-Term Borrowings [Abstract]
Short-Term Borrowing
Note 9 — Short-Term Borrowings
Short-term borrowings include federal funds purchased and securities sold under agreements to repurchase, commercial paper, trading liabilities, and other borrowed funds.
Federal funds purchased and securities sold under agreements to repurchase and commercial paper generally have maturities of less than 90 days. Trading liabilities, which represent short positions in securities, are generally held for less than 90 days. Other short-term borrowings have original maturities of one year or less. On December 31, 2010, capital markets trading securities with a fair value of  $5.7 million were pledged to secure other short-term borrowings.
The detail of these borrowings for the years 2010, 2009, and 2008 is presented in the following table:

	Federal Funds
	Purchased and
	Securities Sold			Other
	Under Agreements	Commercial	Trading	Short-term
(Dollars in thousands)	to Repurchase	Paper	Liabilities	Borrowings

2010
Average balance	$2,615,536	$—	$547,377	$227,772
Year-end balance	2,114,908	—	361,920	180,735
Maximum month-end outstanding	3,046,201	—	654,748	693,512
Average rate for the year	.24%	—	3.30%	.56%
Average rate at year-end	.22	—	3.01	.18

2009
Average balance	$2,486,296	$159	$536,161	$2,662,830
Year-end balance	2,874,353	—	293,387	761,758
Maximum month-end outstanding	2,874,353	310	565,858	4,734,408
Average rate for the year	.21%	1.57%	3.89%	.29%
Average rate at year-end	.17	—	4.13	.17

2008
Average balance	$3,409,496	$2,325	$702,407	$5,136,144
Year-end balance	1,751,079	3,130	359,502	4,276,559
Maximum month-end outstanding	6,433,001	3,355	1,503,348	6,461,018
Average rate for the year	2.04%	2.79%	4.73%	2.33%
Average rate at year-end	.25	.51	4.82	.79

Term Borrowings	12 Months Ended
Dec. 31, 2010
Term Borrowings [Abstract]
Term Borrowings
Note 10 — Term Borrowings
The following table presents information pertaining to Term Borrowings reported on FHN’s Consolidated Statements of Condition on December 31:

(Dollars in thousands)	2010	2009

First Tennessee Bank National Association:
Subordinated notes (a)
Matures on January 15, 2015 — 5.05%	$338,786	$432,003
Matures on May 15, 2013 — 4.625%	273,590	272,120
Matures on April 1, 2016 — 5.65%	287,357	277,214
Bank notes (b)	548,950	697,453
Other collateralized borrowings — Matures on December 22, 2037
0.60% on December 31, 2010 and 0.55% on December 31, 2009 (c)	51,241	50,147
Federal Home Loan Bank borrowings (d)	2,870	3,022
Trust preferred debt (e)	—	30,500
First Horizon National Corporation:
Subordinated capital notes (a)
Matures on May 15, 2013 — 4.50%	109,447	108,875
Senior capital notes (a)
Matures on December 15, 2015 — 5.375%	500,492	—
Subordinated notes (f)
Matures on January 6, 2027 — 8.07%	109,308	109,697
Matures on April 15, 2034 — 6.30%	205,883	214,102
FT Real Estate Securities Company, Inc.:
Cumulative preferred stock (a)
Matures on March 31, 2031 — 9.50%	45,625	45,557
First Horizon ABS Trust:
Other collateralized borrowings (g)
Matures on October 25, 2034
0.42% on December 31, 2010 and 0.39% on December 31, 2009	144,811	165,107
Matures on October 26, 2026
0.39% on December 31, 2010 and 0.36% on December 31, 2009	203,203	236,226
Matures on September 25, 2029
0.39% on December 31, 2010 and 0.36% on December 31, 2009	220,836	249,110
Matures on January 25, 2024
0.67% on December 31, 2010	17,854	—
Matures on February 25, 2034
0.47% on December 31, 2010	23,109	—
Matures on October 25, 2034
0.54% on December 31, 2010	93,651	—
Matures December 2019
5.00% on December 31, 2010	29,741	—
Matures on September 1, 2032
6.41% on December 31, 2010	21,316	—

Total	$3,228,070	$2,891,133

(a)	Qualifies for total capital under the risk-based capital guidelines.

(b)	The bank notes were issued with variable interest rates and have remaining terms of less than 1 year. These bank notes had weighted average interest rates of 0.43 percent and 0.45 percent on December 31, 2010 and 2009, respectively.

(c)	Secured by $51.2 million of trust preferred loans.

(d)	The Federal Home Loan Bank borrowings were issued with fixed interest rates and have remaining terms of 1 to 19 years. These borrowings had weighted average interest rates of 2.40 percent and 2.39 percent on December 31, 2010 and 2009, respectively.

(e)	Trust preferred notes had a weighted average interest rate of 6.04 percent as of December 31, 2009.

(f)	See Note 11 — Guaranteed Preferred Beneficial Interests in First Horizon’s Junior Subordinated Debentures for further details.

(g)	Secured by $757.5 million of retail real estate residential loans. See Note 23 — Loan Sales and Securitizations for further details.
Annual principal repayment requirements as of December 31, 2010 are as follows:

(Dollars in thousands)

2011	$549,104
2012	154
2013	350,154
2014	154
2015	804,154
2016 and after	1,414,141

All subordinated notes are unsecured and are subordinate to other present and future senior indebtedness. FTBNA’s subordinated notes and FHN’s subordinated capital notes qualify as Tier 2 capital under the risk-based capital guidelines. In February 2005, FTBNA established a bank note program providing additional liquidity of  $5.0 billion. This bank note program provided FTBNA with a facility under which it could continuously issue and offer short- and medium-term unsecured notes. FTBNA has not issued any bank notes under the program in the past three years and has suspended it in order to save certain costs. If FTBNA were to reactivate the program, certain program terms might have to be renegotiated with the note agents to reflect current market practices.

Guaranteed Preferred Beneficial Interests in First Horizon's Junior Subordinated Debentures	12 Months Ended
Dec. 31, 2010
Guaranteed Preferred Beneficial Interests in First Horizon's Junior Subordinated Debentures [Abstract]
Guaranteed Preferred Beneficial Interests in First Horizon's Junior Subordinated Debentures
Note 11 — Guaranteed Preferred Beneficial Interests in First Horizon’s Junior Subordinated Debentures
On December 30, 1996, FHN, through its underwriter, sold  $100 million of capital securities. First Tennessee Capital I (“Capital I”), a Delaware business trust wholly owned by FHN, issued  $100 million of Capital Securities, Series A at 8.07 percent. The proceeds were loaned to FHN as junior subordinated debt. FHN has, through various contractual arrangements, fully and unconditionally guaranteed all of Capital I’s obligations with respect to the capital securities. The sole asset of Capital I was  $103 million of junior subordinated debentures issued by FHN. These junior subordinated debentures also carried an interest rate of 8.07 percent. Both the capital securities of Capital I and the junior subordinated debentures of FHN have a scheduled maturity of January 6, 2027; however, FHN redeemed the subordinated debentures and the Capital Securities in whole on January 14, 2011, for a redemption price equal to the liquidation amount plus accrued and unpaid interest. Prior to notification of redemption in December 2010, the capital securities qualified as Tier 1 capital. The junior subordinated debentures are included in the Consolidated Statements of Condition in Term borrowings (see Note 10 — Term Borrowings).
On March 29, 2004, FHN, through its underwriter, sold  $200 million of capital securities. First Tennessee Capital II (“Capital II”), a Delaware business trust wholly owned by FHN, issued  $200 million of Capital Securities, Series B at 6.30 percent. The proceeds were loaned to FHN as junior subordinated debt. FHN has, through various contractual arrangements, fully and unconditionally guaranteed all of Capital II’s obligations with respect to the capital securities. The sole asset of Capital II is  $206 million of junior subordinated debentures issued by FHN. These junior subordinated debentures also carry an interest rate of 6.30 percent. Both the capital securities of Capital II and the junior subordinated debentures of FHN will mature on April 15, 2034; however, FHN has the option to redeem both prior to maturity. Currently, the capital securities qualify as Tier 1 capital. Beginning in 2013 Tier 1 capital treatment for these securities will begin phasing out. The junior subordinated debentures are included in the Consolidated Statements of Condition in Term borrowings (see Note 10 — Term Borrowings).

Preferred Stock and Other Capital	12 Months Ended
Dec. 31, 2010
Preferred Stock and Other Capital [Abstract]
Preferred Stock and Other Capital
Note 12 — Preferred Stock and Other Capital
FHN Preferred Stock and Warrant
On November 14, 2008, FHN issued and sold 866,540 preferred shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series CPP, along with a Warrant to purchase common stock. The issuance occurred in connection with, and is governed by, the Treasury Capital Purchase Program (“Capital Purchase Program”) administered by the U.S. Treasury (“UST”) under the Troubled Asset Relief Program (“TARP”). In connection with the issuance of the Preferred Shares, FHN also issued a Warrant, to purchase 12,743,235 common shares with an exercise price of  $10.20 per share. The warrant is immediately exercisable and expires ten years after issuance. As a result of the stock dividends distributed through January 1, 2011, the Warrant was adjusted to cover 14,842,321 common shares at a purchase price of  $8.757 per share. On December 22, 2010, FHN repurchased all of the preferred shares and remitted the accrued and unpaid dividends subsequent to offerings of common equity and debt which raised more than  $750 million. As of December 31, 2010, the Warrant remained outstanding and continues to be held by the UST. The Warrant is presented in permanent equity on the Consolidated Statements of Condition in the amount of  $83.9 million. Upon issuance of the preferred shares and common stock warrant, the proceeds received were allocated between the common stock warrant and preferred shares based on their relative fair values. The fair value of the preferred shares was determined by calculating the present value of expected cash flows using a 9.40 percent discount rate. The discount was being amortized over the initial five-year period using the constant yield method. Upon redemption of the preferred shares, FHN accelerated the amortization of the remaining discount which is included in preferred stock dividends on the Consolidated Statements of Income. The fair value of the Warrant, which was determined using the Black Scholes Options Pricing Model, assumed redemption prior to the increase in dividend rate on the five year anniversary. The warrant provides a mechanism for the parties to explore a possible repurchase by the issuer, and FHN is considering its options. Any such repurchase would be subject to agreement by both parties as well as regulatory assent. If no repurchase ultimately occurs, UST has indicated its current intention to dispose of the warrant by other means pursuant to its terms rather than hold the warrant indefinitely.
Subsidiary Preferred Stock
On September 14, 2000, FT Real Estate Securities Company, Inc. (“FTRESC”), an indirect subsidiary of FHN, issued 50 shares of 9.50 percent Cumulative Preferred Stock, Class B (“Class B Preferred Shares”), with a liquidation preference of  $1.0 million per share. An aggregate total of 47 Class B Preferred Shares have been sold privately to nonaffiliates. These securities qualify as Tier 2 capital and are presented in the Consolidated Statements of Condition as Term borrowings. FTRESC is a real estate investment trust (“REIT”) established for the purpose of acquiring, holding, and managing real estate mortgage assets. Dividends on the Class B Preferred Shares are cumulative and are payable semi-annually.
The Class B Preferred Shares are mandatorily redeemable on March 31, 2031, and redeemable at the discretion of FTRESC in the event that the Class B Preferred Shares cannot be accounted for as Tier 2 regulatory capital or there is more than an insubstantial risk that dividends paid with respect to the Class B Preferred Shares will not be fully deductible for tax purposes. They are not subject to any sinking fund and are not convertible into any other securities of FTRESC, FHN or any of its subsidiaries. The shares are, however, automatically exchanged at the direction of the Office of the Comptroller of the Currency for preferred stock of FTBNA, having substantially the same terms as the Class B Preferred Shares in the event FTBNA becomes undercapitalized, insolvent or in danger of becoming undercapitalized.
First Horizon Preferred Funding, LLC and First Horizon Preferred Funding II, LLC have each issued  $1.0 million of Class B Preferred Shares. On December 31, 2010, 2009, and 2008, the amount of Class B Preferred Shares that are perpetual in nature that was recognized as Noncontrolling interest on the Consolidated Statements of Condition was  $.3 million for all periods. The remaining balance has been eliminated in consolidation.
On March 23, 2005, FTBNA issued 300,000 shares of Class A Non-Cumulative Perpetual Preferred Stock (“Class A Preferred Stock”) with a liquidation preference of  $1,000 per share. These securities qualify as Tier 1 capital. On December 31, 2010, 2009, and 2008,  $294.8 million of Class A Preferred Stock was recognized as Noncontrolling interest on the Consolidated Statements of Condition for all periods.
Due to the nature of the subsidiary preferred stock issued by First Horizon Preferred Funding, LLC, First Horizon Preferred Funding II, LLC, and FTBNA, all components of other comprehensive income/(loss) included in the Consolidated Statements of Equity and income/(loss) from discontinued operations, net of tax included in the Consolidated Statements of Income have been attributed solely to FHN as the controlling interest holder. The component of income/(loss) from continuing operations attributable to FHN as the controlling interest holder is  $57.1 million,  $(257.0) million, and  $(188.5) million during 2010, 2009, and 2008, respectively.

Regulatory Capital	12 Months Ended
Dec. 31, 2010
Regulatory Capital [Abstract]
Regulatory Capital
Note 13 — Regulatory Capital
FHN is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on FHN’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, specific capital guidelines that involve quantitative measures of assets, liabilities, and certain derivatives as calculated under regulatory accounting practices must be met. Capital amounts and classification are also subject to qualitative judgment by the regulators about components, risk weightings, and other factors. Quantitative measures established by regulation to ensure capital adequacy require FHN to maintain minimum amounts and ratios of Total and Tier 1 capital to risk-weighted assets, and of Tier 1 capital to average assets (Leverage). Management believes, as of December 31, 2010, that FHN met all capital adequacy requirements to which it was subject.
The actual capital amounts and ratios of FHN and FTBNA are presented in the table below. In addition, FTBNA must also calculate its capital ratios after excluding financial subsidiaries as defined by the Gramm-Leach-Bliley Act of 1999. Based on this calculation, FTBNA’s Total Capital, Tier 1 Capital, and Leverage ratios were 18.69 percent, 15.03 percent, and 11.95 percent, respectively, on December 31, 2010, and were 19.64 percent, 15.16 percent, and 12.56 percent, respectively, on December 31, 2009.

	First Horizon			First Tennessee Bank
	National Corporation			National Association
(Dollars in thousands)	Amount		Ratio	Amount		Ratio

On December 31, 2010:
Actual:
Total Capital	$3,749,586		18.65%	$4,032,289		20.26%
Tier 1 Capital	2,812,471		13.99	3,137,624		15.76
Leverage	2,812,471		10.96	3,137,624		12.33

For Capital Adequacy Purposes:
Total Capital	1,608,222	≥	8.00	1,592,416	≥	8.00
Tier 1 Capital	804,111	≥	4.00	796,208	≥	4.00
Leverage	1,026,597	≥	4.00	1,018,136	≥	4.00

To Be Well Capitalized Under Prompt Corrective Action Provisions:
Total Capital				1,990,520	≥	10.00
Tier 1 Capital				1,194,312	≥	6.00
Leverage				1,272,670	≥	5.00

On December 31, 2009:
Actual:
Total Capital	$4,691,010		21.92%	$4,481,786		21.16%
Tier 1 Capital	3,507,782		16.39	3,361,373		15.87
Leverage	3,507,782		13.36	3,361,373		12.91

For Capital Adequacy Purposes:
Total Capital	1,712,033	≥	8.00	1,694,688	≥	8.00
Tier 1 Capital	856,016	≥	4.00	847,344	≥	4.00
Leverage	1,050,104	≥	4.00	1,041,090	≥	4.00

To Be Well Capitalized Under Prompt Corrective Action Provisions:
Total Capital				2,118,360	≥	10.00
Tier 1 Capital				1,271,016	≥	6.00
Leverage				1,301,362	≥	5.00

Other Income and Other Expense	12 Months Ended
Dec. 31, 2010
Other Income and Other Expense [Abstract]
Other Income and Other Expense
Note 14 — Other Income and Other Expense
Following is detail of “All other income and commissions” and “All other expense” as presented in the Consolidated Statements of Income:

(Dollars in thousands)	2010	2009	2008

All other income and commissions:
Bank-owned life insurance	$25,898	$19,744	$25,143
Bankcard income	19,761	20,161	22,081
Gains on repurchases of debt	17,060	16,412	33,845
ATM interchange fees	14,169	11,335	9,224
Other service charges	10,442	11,647	12,631
Electronic banking fees	7,111	6,020	6,217
Letter of credit fees	6,493	5,989	5,657
Deferred compensation (a)	3,673	7,686	(22,901)
Gains/(losses) from loan sales and securitizations	2,883	2,545	(8,625)
Reinsurance fees	2,310	9,130	11,919
Remittance processing	2,008	11,765	12,953
Federal flood certifications	—	—	3,869
Other	24,595	29,802	33,533

Total	$136,403	$152,236	$145,546

All other expense:
Advertising and public relations	$23,248	$22,074	$32,738
Low income housing expense	22,229	22,000	18,734
Other insurance and taxes	11,817	12,388	8,705
Travel and entertainment	10,224	9,547	15,137
Customer relations	7,079	7,819	8,872
Employee training and dues	4,821	5,327	6,198
Supplies	4,656	4,661	10,586
Bank examinations costs	4,578	4,884	4,144
Fed service fees	2,610	5,078	7,053
Complimentary check expense	2,405	3,529	4,776
Loan insurance expense (b)	(686)	7,811	5,270
Other (c)(d)	23,178	79,171	51,923

Total	$116,159	$184,289	$174,136

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Deferred compensation market value adjustments are mirrored by adjustments to employee compensation, incentives, and benefits expense.

(b)	2010 includes cancellation of an HLTV insurance contract and return of $3.8 million of premiums.

(c)	Includes a portion of net charges for restructuring, repositioning, and efficiency initiatives (Note 26).

(d)	Includes net expense reversals related to Visa litigation matters of $13.0 million, $7.0 million, and $30.0 million in 2010, 2009, and 2008, respectively.

Components of Other Comprehensive Income/(Loss)	12 Months Ended
Dec. 31, 2010
Components of Other Comprehensive Income/(loss) [Abstract]
Components of Other Comprehensive Income/(loss)
Note 15 — Components of Other Comprehensive Income/(loss)
Following is detail of Accumulated other comprehensive income/(loss) as presented in the Consolidated Statements of Condition:

			Accumulated
			Other
	Before-Tax	Tax Benefit/	Comprehensive
(Dollars in thousands)	Amount	(Expense)	Income/(Loss)

December 31, 2007	$25,675	$(9,638)	$(48,101)
Other comprehensive income:
Unrealized market adjustments on cash flow hedge	(10)	4	(6)
Unrealized market adjustments on securities available for sale	35,863	(13,882)	21,981
Adjustment for net gains/(losses) included in net income	(210)	81	(129)
Pension and postretirement plans:
Prior service cost arising during period	(59)	22	(37)
Net actuarial gain/(loss) arising during period	(208,158)	80,198	(127,960)
Amortization of prior service cost, transition asset/obligation, and net actuarial gain/(loss) included in net periodic benefit cost	3,913	(1,492)	2,421

December 31, 2008	(168,661)	64,931	(151,831)

Other comprehensive income:
Unrealized market adjustments on securities available for sale	34,759	(12,145)	22,614
Pension and postretirement plans:
Prior service cost arising during period	17,088	(6,259)	10,829
Net actuarial gain/(loss) arising during period (a)	6,024	(2,483)	3,541
Amortization of prior service cost, transition asset/obligation, and net actuarial gain/(loss) included in net periodic benefit cost	1,007	(369)	638

December 31, 2009	58,878	(21,256)	(114,209)

Other comprehensive income:
Unrealized market adjustments on securities available for sale	(32,727)	12,731	(19,996)
Adjustment for net gains/(losses) included in net income	715	(278)	437
Pension and postretirement plans:
Net actuarial gain/(loss) arising during period	(5,439)	2,014	(3,425)
Amortization of prior service cost, transition asset/obligation, and net actuarial gain/(loss) included in net periodic benefit cost	15,121	(5,474)	9,647

December 31, 2010	$(22,330)	$8,993	$(127,546)

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Includes a positive, after-tax effect of $18.3 million due to a curtailment. See Note 19 — Savings, Pension, and Other Employee Benefits.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
Note 16 — Income Taxes
The components of income tax expense/(benefit) are as follows:

(Dollars in thousands)	2010	2009	2008

Current:
Federal	$(218,898)	$(7,593)	$240,273
State	(33,698)	6,548	16,752
Deferred:
Federal	206,962	(153,902)	(373,335)
State	26,551	(19,998)	(38,095)

Total	$(19,083)	$(174,945)	$(154,405)

The effective tax rates for 2010, 2009, and 2008 were 38.63 percent, 41.60 percent, and 46.95 percent, respectively. Income tax expense differed from the amounts computed by applying the statutory federal income tax rate to income/(loss) before income taxes because of the following:

(Dollars in thousands)	2010	2009	2008

Federal income tax rate	35%	35%	35%

Tax computed at statutory rate	$17,289	$(147,187)	$(115,095)
Increase/(decrease) resulting from:
State income taxes	(5,585)	(8,743)	(13,864)
BOLI — cash surrender value	(9,671)	(2,533)	(5,381)
Tax credits	(23,788)	(22,312)	(19,064)
Goodwill	—	3,205	—
Other	2,672	2,625	(1,001)

Total	$(19,083)	$(174,945)	$(154,405)

Certain previously reported amounts have been reclassified to agree with current presentation.
A deferred tax asset (“DTA”) or deferred tax liability (“DTL”) is recognized for the tax consequences of temporary differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The tax consequence is calculated by applying enacted statutory tax rates, applicable to future years, to these temporary differences. In order to support the recognition of the DTA, FHN’s management must believe that the realization of the DTA is more likely than not.
FHN evaluates the likelihood of realization of the  $200.6 million net DTA based on both positive and negative evidence available at the time. FHN’s three-year cumulative loss position at December 31, 2010, is significant negative evidence in determining whether the realizability of the DTA is more likely than not. However, FHN believes that the negative evidence of the three-year cumulative loss is overcome by sufficient positive evidence that the DTA will ultimately be realized. The positive evidence includes several different factors. A significant amount of the cumulative losses occurred in businesses that FHN has exited or is in the process of exiting. FHN has sufficient carryback position, reversing DTL and potential tax planning strategies to fully recognize the DTA. In addition, FHN forecasts substantially more taxable income in the carryforward period, exclusive of tax planning strategies. Additionally, FHN believes that it will realize the net DTA within a significantly shorter period of time than the twenty year carryforward period allowed under the tax rules. Based on current analysis, FHN believes that its ability to realize the recognized  $200.6 million net DTA is more likely than not.
Temporary differences which gave rise to deferred tax assets and deferred tax liabilities on December 31, 2010 and 2009, were as follows:

(Dollars in thousands)	2010	2009

Deferred tax assets:
Loss reserves	$163,746	$410,972
Employee benefits	91,864	95,061
Investment in partnerships	28,317	23,149
Accrued expenses	11,107	22,060
Other	38,769	30,784

Gross deferred tax assets	333,803	582,026
Valuation allowance	—	—

Deferred tax assets after valuation allowances	$333,803	$582,026

Deferred tax liabilities:
Capitalized mortgage servicing rights	$39,312	$58,597
Depreciation and amortization	17,511	15,892
Federal Home Loan Bank stock	17,285	17,094
Investment in debt securities (ASC 320)	28,882	41,335
Other intangible assets	18,585	19,671
Other	11,616	15,515

Gross deferred tax liabilities	133,191	168,104

Net deferred tax asset	$200,612	$413,922

Certain previously reported amounts have been reclassified to agree with current presentation.
The total balance of unrecognized tax benefits at December 31, 2010, was  $38.4 million. The rollforward of unrecognized tax benefits follows:

(Dollars in thousands)

Balance at December 31, 2008	$31,108
Increases related to prior year tax positions	2,086
Increases related to current year tax positions	500
Lapse of statute	(3,690)

Balance at December 31, 2009	$30,004

Increases related to prior year tax positions	13,725
Settlements	(291)
Lapse of statute	(5,040)

Balance at December 31, 2010	$38,398

Earnings per Share	12 Months Ended
Dec. 31, 2010
Earnings per Share [Abstract]
Earnings per Share
Note 17 — Earnings per Share
The following tables provide a reconciliation of the numerators used in calculating earnings/(loss) per share attributable to common shareholders:

(In thousands)	2010	2009	2008

Income/(loss) from continuing operations	$68,480	$(245,589)	$(174,437)
Loss from discontinued operations, net of tax	(6,877)	(12,846)	(3,534)

Net income/(loss)	$61,603	$(258,435)	$(177,971)
Net income attributable to noncontrolling interest	11,402	11,402	14,016

Net income/(loss) attributable to controlling interest	$50,201	$(269,837)	$(191,987)
Preferred stock dividends	107,970	59,585	7,413

Net loss available to common shareholders	$(57,769)	$(329,422)	$(199,400)

Income/(loss) from continuing operations	$68,480	$(245,589)	$(174,437)
Net income attributable to noncontrolling interest	11,402	11,402	14,016
Preferred stock dividends	107,970	59,585	7,413

Net loss from continuing operations available to common shareholders	$(50,892)	$(316,576)	$(195,866)

The following table provides a reconciliation of weighted average common shares to diluted average common shares:

(In thousands, except per share data)	2010	2009	2008

Weighted average common shares outstanding — basic (a)	235,699	234,431	206,681
Effect of dilutive securities	—	—	—

Weighted average common shares outstanding — diluted (a)	235,699	234,431	206,681

(a)	All share data has been restated to reflect stock dividends distributed through January 1, 2011.

Earnings/(loss) per common share:	2010	2009	2008

Loss per share from continuing operations available to common shareholders	$(0.22)	$(1.35)	$(0.95)
Loss per share from discontinued operations, net of tax	(.03)	(.06)	(.01)

Net loss per share available to common shareholders	$(0.25)	$(1.41)	$(0.96)

Diluted earnings/(loss) per common share:

Diluted loss per share from continuing operations available to common shareholders	$(0.22)	$(1.35)	$(0.95)
Diluted loss per share from discontinued operations, net of tax	(.03)	(.06)	(.01)

Net diluted loss per share available to common shareholders	$(0.25)	$(1.41)	$(0.96)

Due to the net loss attributable to common shareholders for the twelve months ended December 31, 2010, 2009, and 2008, no potentially dilutive shares were included in the loss per share calculations as including such shares would have been antidilutive. Stock options of 12.3 million, 15.6 million, and 20.0 million with weighted average exercise prices of  $27.04,  $27.48, and  $28.15 per share for the twelve months ended December 31, 2010, 2009, and 2008, respectively, were not included in the computation of diluted loss per common share because such shares would have had an antidilutive effect on earnings per common share. Other equity awards of 3.3 million, 2.8 million, and .9 million for the twelve months ended December 31, 2010, 2009, and 2008, respectively, and 14.8 million potentially dilutive shares related to the CPP common stock Warrant were excluded from the computation of diluted loss per common share because such shares would have had an antidilutive effect on loss per common share. As of December 31, 2010, the underwriter of FHN’s fourth quarter equity issuance had an option to purchase 1.1 million shares at a discounted exercise price of  $10.03. The dilutive impact of this option would have been immaterial. The option expired on January 12, 2011 without being exercised.

Restrictions Contingencies and Other Disclosures	12 Months Ended
Dec. 31, 2010
Restrictions, Contingencies, and Other Disclosures [Abstract]
Restrictions, Contingencies, and Other Disclosures
Note 18 — Restrictions, Contingencies, and Other Disclosures
Restrictions on cash and due from banks. Under the Federal Reserve Act and Regulation D, FHN’s commercial banking subsidiary is required to maintain a certain amount of cash reserves. On December 31, 2010 and December 31, 2009, FHN’s required reserves were  $215.0 million and  $200.0 million, respectively. At the end of 2010 and 2009, this requirement was met with  $139.8 million and  $142.8 million in vault cash, respectively, and also with Federal Reserve Bank deposits. Vault cash is reflected in “Cash and due from banks” on the Consolidated Statements of Condition and Federal Reserve Bank deposits are reflected as “Interest-bearing cash”.
Restrictions on dividends. Cash dividends are paid by FHN from its assets, which are mainly provided by dividends from its subsidiaries. Certain regulatory restrictions exist regarding the ability of FTBNA to transfer funds to FHN in the form of cash, dividends, loans, or advances. As of December 31, 2010, FTBNA had undivided profits of  $1.1 billion, none of which was available for distribution to FHN as dividends without prior regulatory approval. At any given time, the pertinent portions of those regulatory restrictions allow FTBNA to declare preferred or common dividends without prior regulatory approval in an amount equal to FTBNA’s retained net income for the two most recent completed years plus the current year to date. For any period, FTBNA’s ‘retained net income’ generally is equal to FTBNA’s regulatory net income reduced by the preferred and common dividends declared by FTBNA. Excess dividends in either of the two most recent completed years may be offset with available retained net income in the two years immediately preceding it. Applying the applicable rules, FTBNA’s total amount available for dividends was negative  $542.8 million at December 31, 2010 and negative  $468.0 million at January 1, 2011. FHN applied for and received approval to pay a dividend to the parent company in the amount of  $300 million in fourth quarter 2010. The parent company utilized liquidity provided by this dividend, funds from the debt and equity offerings, and excess liquidity to redeem the TARP preferred shares in December 2010 and  $103 million of subordinated debentures in January 2011. FTBNA has requested approval from the OCC to declare and pay dividends on its preferred stock outstanding payable in April 2011.
The payment of cash dividends by FHN and FTBNA may also be affected or limited by other factors, such as the requirement to maintain adequate capital above regulatory guidelines and debt covenants. Furthermore, the Federal Reserve and the OCC have issued policy statements generally requiring insured banks and bank holding companies only to pay dividends out of current operating earnings. Consequently, the decision of whether FHN will pay future dividends and the amount of dividends will be affected by current operating results.
In 2008, FHN issued and sold preferred stock and a common stock warrant under the U.S. Treasury’s CPP. In fourth quarter 2010, FHN redeemed all preferred shares that were issued under the U.S. Treasury’s CPP. While the shares were outstanding, FHN was not permitted to increase its cash common dividend without permission of the Treasury. Prior to the issuance, FHN paid a stock dividend in lieu of cash dividends.
Restrictions on intercompany transactions. Under Federal banking law, banking subsidiaries may not extend credit to the parent company in excess of 10 percent of the bank’s capital stock and surplus, as defined, or  $422.8 million, on December 31, 2010. The parent company had covered transactions of  $3.5 million from FTBNA on December 31, 2010. In addition, the aggregate amount of covered transactions with all affiliates, as defined, is limited to 20 percent of the bank’s capital stock and surplus, or  $845.5 million, on December 31, 2010. FTBNA’s total covered transactions with all affiliates including the parent company on December 31, 2010 were  $447.1 million.
Contingencies. Contingent liabilities arise in the ordinary course of business, including those related to lawsuits, arbitration, mediation, and other forms of litigation. Various claims and lawsuits are pending against FHN and its subsidiaries. In view of the inherent difficulty of predicting the outcome of legal matters, particularly where the claimants seek very large or indeterminate damages, or where the cases present novel legal theories or involve a large number of parties, FHN cannot reasonably determine what the eventual outcome of the pending matters will be, what the timing of the ultimate resolution of these matters may be, or what the eventual loss or impact related to each pending matter may be. FHN establishes loss contingency reserves for litigation matters when estimated loss is both probable and reasonably estimable as prescribed by applicable financial accounting guidance. A reserve is not established when a loss contingency either is not probable or its amount is not reasonably estimable. If loss for a matter is probable and a range of possible loss outcomes is the best estimate available, accounting guidance generally requires a reserve to be established at the low end of the range. Based on current knowledge, and after consultation with counsel, management is of the opinion that loss contingencies related to pending matters should not have a material adverse effect on the consolidated financial condition of FHN, but may be material to FHN’s operating results for any particular reporting period depending, in part, on the results from that period.
At December 31, 2010, based on the foregoing, there were no pending or threatened litigation matters as to which FHN had determined that material loss was probable or had established a material loss reserve.
Set out below is a discussion of pending or threatened litigation matters as to which FHN has determined, under applicable financial accounting guidance, that although material loss is not probable there is more than a slight chance of a material loss outcome for FHN. Because of the uncertainty of the potential outcomes of the legal proceedings associated with these matters, and also due to significant uncertainties regarding amounts claimed (in cases as to which claims are noted as unspecified), potential remedies that might be available or awarded (in all cases), the value of assets FHN may be required to repurchase (for those cases involving asset repurchase demands), and the status of the discovery process (for those cases where discovery is not substantially complete), FHN cannot determine probable loss or estimate a range of possible losses at this time that may result from these matters. In all such matters that involve claims in active litigation, and in those matters not in litigation where possible allegations can be anticipated, FHN believes it has meritorious defenses and intends to pursue those defenses vigorously. FHN expects to reassess the reserve for these matters each quarter as they progress.
•	Manufacturers & Traders Trust Company (“M&T”) has filed an arbitration claim against FTBNA. The claim arises out of FTBNA’s sale of multiple branch assets to M&T in 2007. The original demand for arbitration claims that FTBNA violated its obligations to repurchase home equity lines of credit (“HELOCs”) that it sold to M&T as part of the asset sale agreement. M&T alleges that the loans either are not in conformity with FTBNA’s representations about them or are not insured as FTBNA warranted, or both. At this time the claim has become a demand that FTBNA repurchase certain HELOCs having an original principal balance of $45.5 million. At December 31, 2010, there were charged-off loans of $8.9 million for the HELOCs at issue and an unpaid principal balance of $26.8 million.
•	FTN Financial Securities Corp. (“FTN”) and FTBNA, along with a former executive officer, Frank J. Gusmus, Jr., and two former employees, have received written “Wells” notices from the Staff of the United States Securities and Exchange Commission (the “SEC”) stating that the Staff intends to recommend that the SEC bring enforcement actions for allegedly aiding and abetting a former FTN customer, Sentinel Management Group, Inc. (“Sentinel”), in violations of the federal securities laws. The subject of the Wells notices is a 2006 year-end securities repurchase transaction entered into by FTN with Sentinel. A Wells notice by the SEC Staff is neither a formal allegation of wrongdoing nor a determination by the SEC that there has been wrongdoing. A Wells notice generally provides the recipient with an opportunity to provide his, her, or its perspective to address the Staff’s concerns prior to enforcement action being taken by the SEC. FHN believes that its subsidiaries and employees complied with all applicable laws and regulations regarding the transaction. FHN intends to work within the Wells process to try to resolve this matter. If enforcement actions are brought nonetheless, FHN believes they have meritorious defenses and they intend to advance those defenses vigorously.
•	The Chapter 11 Liquidation Trustee (the “Trustee”) of Sentinel has filed two complaints in the U.S. District Court for the Northern District of Illinois, Eastern Division (Case Nos. 1:08-cv-06587 and 1:09-cv-02258) against FTN and two former FTN employees. The Trustee’s claims relate to Sentinel’s purchases of Preferred Term Securities Limited (“PreTSL”) products and other securities from FTN and/or the FTN Financial Capital Markets division of FTBNA from March 2005 to August 2007. Collectively, the claims alleged in the complaints are: aiding and abetting breach of fiduciary duty; commercial bribery; federal securities fraud; negligent misrepresentation; violation of the Illinois Blue Sky Law and the Illinois Consumer Fraud Act; negligence; unjust enrichment; and avoidance and recovery of fraudulent transfers. The Trustee seeks, among other things: compensatory damages of approximately $126 million; unspecified punitive damages; disgorgement of profits, fees and commissions; rescission of securities purchases; avoidance of allegedly fraudulent transfers; and unspecified interest, costs, and attorney’s fees.
As indicated above, the foregoing matters are those as to which FHN has determined, under applicable financial accounting guidance, that material loss is not probable.
The following are pending litigation matters as to which directors or senior executives of FHN are named as defendants in connection with the performance of their duties on behalf of FHN.
•	A shareholder, Cranston Reid, has filed a putative derivative lawsuit in the U.S. District Court for the Western District of Tennessee, Western Division (Case No. 2:10cv02413-STA-cgc) against various former and current officers and directors of FHN. FHN is named as a nominal defendant, though no relief is sought against it. The complaint alleges the following causes of action: breach of fiduciary duty, abuse of control, gross mismanagement, and unjust enrichment. The claimed breach of fiduciary duty and other causes of action stem from a number of alleged events, including: certain litigation matters, both pending and previously disposed, unrelated to this plaintiff; certain matters that allegedly could become litigation matters, unrelated to this plaintiff; a matter that previously had been investigated and concluded, unrelated to this plaintiff; and an alleged general use of allegedly unlawful and high-risk banking practices. FHN believes the defendants have meritorious defenses to this complaint — including that the complaint fails to state any legally cognizable claim — and intends to advance those defenses vigorously.
•	A shareholder, Troy Sims, has filed a putative class action lawsuit in the U.S. District Court for the Western District of Tennessee, Western Division (Case No. 2:08-cv-02293-STA-cgc) against FHN and various former and current officers and directors of FHN. The complaint alleges causes of action under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), related to FHN’s Savings Plan, which is a 401(k) savings plan offered to eligible employees. Specifically, the complaint alleges that defendants breached fiduciary duties owed to Plan participants by: (i) failure to prudently and loyally manage the Plan’s investment in First Horizon stock and certain proprietary mutual funds; (ii) failure to provide accurate information to participants and beneficiaries; (iii) failure to monitor other Plan fiduciaries; and (iv) breach of co-fiduciary obligations. For these alleged violations, plaintiffs seek to require defendants to pay Plan participants unspecified damages resulting from the decline in value of First Horizon stock between January 2006 and July 14, 2008 and associated with participants’ investment in proprietary mutual funds offered by the Plan between May 2002 and January 2006. FHN believes the defendants have meritorious defenses to this complaint and intends to advance those defenses vigorously.
Visa Matters. FHN is a member of the Visa USA network. On October 3, 2007, the Visa organization of affiliated entities completed a series of global restructuring transactions to combine its affiliated operating companies, including Visa USA, under a single holding company, Visa Inc. (“Visa”). Upon completion of the reorganization, the members of the Visa USA network remained contingently liable for certain Visa litigation matters. Based on its proportionate membership share of Visa USA, FHN recognized a contingent liability of  $55.7 million within noninterest expense in fourth quarter 2007 related to this contingent obligation.
In March 2008, Visa completed its initial public offering (“IPO”). Visa funded an escrow account from its IPO proceeds to be used to make payments related to the Visa litigation matters. Upon funding of the escrow, FHN reversed  $30.0 million of the contingent liability previously recognized with a corresponding credit to noninterest expense for its proportionate share of the escrow account. A portion of FHN’s class B shares of Visa were redeemed as part of the IPO resulting in  $65.9 million of equity securities gains in first quarter 2008.
In October 2008, Visa announced that it had agreed to settle litigation with Discover Financial Services for  $1.9 billion. Of this settlement amount,  $1.7 billion was funded from the escrow account established as part of Visa’s IPO. In connection with this settlement, FHN recognized additional expense of  $11.0 million within noninterest expense in third quarter 2008. In December 2008, Visa deposited additional funds into the escrow account and FHN recognized a corresponding credit to noninterest expense of  $11.0 million for its proportionate share of the amount funded.
In July 2009, Visa deposited an additional  $700 million into the escrow account. Accordingly, FHN reduced its contingent liability by  $7.0 million through a credit to noninterest expense.
In May 2010, Visa deposited an additional  $500 million into the escrow account and FHN recognized a corresponding reduction of its contingent liability and a credit to noninterest expense of  $5.0 million for its proportionate share of the amount funded. Visa deposited an additional  $800 million into the escrow account during October 2010 and FHN reduced its contingent liability by  $8.0 million through an additional credit to noninterest expense. After the partial share redemption in conjunction with the IPO, FHN held approximately 2.4 million class B shares of Visa. In December 2010, FHN sold 440,000 of its shares, reducing its holdings to approximately 2.0 million shares. FHN’s Visa shares are included in the Consolidated Statements of Condition at their historical cost of  $0. Conversion of these shares into class A shares of Visa and, with limited exceptions, transfer of these shares is restricted until the later of the third anniversary of the IPO or the final resolution of the covered litigation. The final conversion ratio will fluctuate based on the ultimate settlement of the Visa litigation matters for which FHN has a proportionate contingent obligation. Future funding of the escrow will dilute this exchange rate by an amount that is yet to be determined.
In conjunction with the sale of a portion of its Visa class B shares in December 2010, FHN and the purchaser entered into a derivative transaction whereby FHN will make, or receive, cash payments whenever the conversion ratio of the Visa class B shares into Visa class A shares is adjusted. At the time of the sale the current conversion ratio of Visa class B shares to Visa class A shares was approximately 51 percent. FHN determined that the initial fair value of the derivative was equal to a pro rata portion of the previously accrued contingent liability for Visa litigation matters attributable to the 440,000 Visa class B shares sold. This amount was determined to be a liability of  $1.0 million.
Other Disclosures — Company Owned Life Insurance. FHN has purchased life insurance on certain of its employees and is the beneficiary on these policies. On December 31, 2010, the cash surrender value of these policies, which is included in “Other assets” on the Consolidated Statements of Condition, was  $639.6 million. There are restrictions on  $36.2 million of the proceeds from these benefits which relate to certain compensation plans. FHN has not borrowed against the cash surrender value of these policies.
Other Disclosures — Indemnification Agreements and Guarantees. In the ordinary course of business, FHN enters into indemnification agreements for legal proceedings against its directors and officers and standard representations and warranties for underwriting agreements, merger and acquisition agreements, loan sales, contractual commitments, and various other business transactions or arrangements. The extent of FHN’s obligations under these agreements depends upon the occurrence of future events; therefore, it is not possible to estimate a maximum potential amount of payouts that could be required with such agreements.
FHN is subject to potential liabilities and losses in relation to loans that it services, and in relation to loans that it originated and sold. FHN evaluates those potential liabilities and maintains reserves for potential losses. In addition, FHN has agreements with the purchaser of its national home loan origination and servicing platforms that create obligations and potential liabilities.
Servicing. FHN services a predominately first lien mortgage loan portfolio which was  $28.8 billion as of December 31, 2010. A substantial portion of the servicing portfolio is serviced through a subservicer. A significant portion of which is held by Fannie Mae (“FNMA”) and private security holders with less significant portions held by Ginnie Mae (“GNMA”) and Freddie Mac (“FHLMC”). In connection with its servicing activities, FHN collects and remits the principal and interest payments on the underlying loans for the account of the appropriate investor. In the event of delinquency or non-payment on a loan in a private or agency securitization: (1) the terms of the private securities agreements require FHN, as servicer, to continue to make monthly advances of principal and interest (“P&I”) to the trustee for the benefit of the investors; and (2) the terms of the majority of the agency agreements may require the servicer to make advances of P&I, or to repurchase the delinquent or defaulted loan out of the trust pool. For servicer advances of P&I under the terms of private and GSE securitizations, FHN can utilize payments of P&I received from other prepaid loans within a particular loan pool in order to advance P&I to the trustee for the benefit of the investors. In the event payments are ultimately made by FHN to satisfy this obligation, P&I advances and servicer advances are recoverable from: (1) the liquidation proceeds of the property securing the loan, in the case of private securitizations and (2) the proceeds of the foreclosure sale by the government agency, in the case of government agency-owned loans. As of December 31, 2010, FHN has recognized servicing advances of  $262.5 million. Servicing advances are included in Other assets on the Consolidated Statements of Condition.
FHN is also subject to losses in its loan servicing portfolio due to loan foreclosures. Foreclosure exposure arises from certain government agency agreements which limit the agency’s repayment guarantees on foreclosed loans, resulting in certain foreclosure costs being borne by servicers. Foreclosure exposure also includes real estate costs, marketing costs, and costs to maintain properties, especially during protracted resale periods in geographic areas of the country negatively impacted by declining home values.
FHN is also subject to losses due to unreimbursed servicing expenditures made in connection with the administration of current loss mitigation and loan modification programs. Additionally, FHN is required to repurchase GNMA loans prior to modification in connection with its modification program.
Other Disclosures — Home Loans Originated and Sold. Prior to 2009, as a means to provide liquidity for its legacy mortgage banking business, FHN originated loans through its legacy mortgage business, primarily first lien home loans, with the intention of selling them. Sales typically were effected either as non-recourse whole-loan sales or through non-recourse proprietary securitizations. Sometimes the loans were sold with full or limited recourse, but much more often the loans were sold without recourse. For loans sold with recourse, FHN has indemnity and repurchase exposure if the loans default. For loans sold without recourse, FHN has exposure for repurchase of loans arising from claims that FHN breached its representations and warranties made to the purchasers at closing, and exposure for investment rescission or damages arising from claims that the offering documents under which the loans were securitized were materially deficient. From 2005 through 2008, FHN originated and sold  $69.5 billion of such loans without recourse to GSEs. Although additional GSE sales occurred in earlier years, a substantial majority of GSE repurchase requests have come from that period. In addition, from 2000 through 2007, FHN securitized  $47.1 billion of such loans without recourse in proprietary transactions. Of the amount originally securitized,  $37.1 billion relates to securitization trusts that are still active as approximately 30 securitization trusts have become inactive due to clean-up calls exercised by FHN. The exercise of cleanup calls resulted in termination of the Pooling and Servicing Agreements and reacquisition of the related mortgage loans.
Loans Sold With Full or Limited Recourse. FHN has sold certain agency mortgage loans with full recourse under agreements to repurchase the loans upon default. Loans sold with full recourse generally include mortgage loans sold to investors in the secondary market which are uninsurable under government guaranteed mortgage loan programs due to issues associated with underwriting activities, documentation, or other concerns. For mortgage insured single-family residential loans, in the event of borrower nonperformance, FHN would assume losses to the extent they exceed the value of the collateral and private mortgage insurance, Federal Housing Administration (“FHA”) insurance, or The Veteran’s Administration (“VA”) guaranty. On December 31, 2010 and 2009, the current UPB of single-family residential loans that were sold on a full recourse basis with servicing retained was  $58.4 million and  $71.9 million, respectively.
Loans sold with limited recourse include loans sold under government guaranteed mortgage loan programs including the Federal Housing Administration and Veterans Administration. FHN continues to absorb losses due to uncollected interest and foreclosure costs and/or limited risk of credit losses in the event of foreclosure of the mortgage loan sold. Generally, the amount of recourse liability in the event of foreclosure is determined based upon the respective government program and/or the sale or disposal of the foreclosed property collateralizing the mortgage loan. Another instance of limited recourse is the VA/No bid. In this case, the VA guarantee is limited and FHN may be required to fund any deficiency in excess of the VA guarantee if the loan goes to foreclosure. On December 31, 2010 and 2009, the outstanding principal balance of loans sold with limited recourse arrangements where some portion of the principal is at risk and serviced by FHN was  $3.2 billion and  $3.3 billion, respectively. Additionally, on December 31, 2010 and 2009,  $.8 billion and  $1.0 billion, respectively, of mortgage loans were outstanding which were sold under limited recourse arrangements where the risk is limited to interest and servicing advances.
The reserve for foreclosure losses for loans sold with full or limited recourse is based upon a historical progression model using a rolling 12-month average, which predicts the frequency of a mortgage loan entering foreclosure. In addition, other factors are considered, including qualitative and quantitative factors (e.g., current economic conditions, past collection experience, risk characteristics of the current portfolio, and other factors), which are not defined by historical loss trends or severity of losses.
Loans Sold Without Recourse — GSE Whole Loan Sales. For loans sold without recourse to GSEs, FHN generally has obligations to either repurchase the loan for the unpaid principal balance or make the purchaser whole for the economic loss incurred by the purchaser of a loan if it is determined that the loans sold were in violation of representations or warranties made by FHN at closing.
The estimated probable incurred losses that result from these obligations are derived from loss severities that are reflective of default and delinquency trends in residential real estate loans and lower housing prices, which result in fair value marks below par for repurchased loans when the loans are recorded on FHN’s balance sheet within loans held for sale upon repurchase. FHN utilizes multiple techniques in assessing the adequacy of its repurchase and foreclosure reserve for loans sold without recourse for which it has continuing obligations under representations and warranties. FHN tracks actual repurchase or make-whole losses by GSE, loan pool, and vintage (year loan was sold), and this historical data is applied to more recent sale vintages to estimate probable incurred loss content observed within its vintages of loan sales. Due to the historical nature of this calculation, as well as the increasing volume of requests from GSEs, FHN performs additional analyses of repurchase and make-whole obligations. Management then applies qualitative adjustments to the initial baseline to incorporate known current trends in repurchase and make-whole requests, loss severity trends, alternative resolutions, private mortgage insurance (“PMI”) cancellation notices, and rescission rates (successful resolutions) in the determination of the appropriate reserve level. Currently, FHN services only  $10.9 billion in UPB of the loans sold to GSEs which limits visibility into the current status (i.e. current UPB, delinquency, refinance activity, etc.) of the loans that were sold. This presents an additional level of uncertainty in estimating probable incurred loss content because it is difficult to predict future repurchase requests from GSEs.
Loans Sold Without Recourse — Proprietary Securitizations. Securitized loans generally were sold indirectly to investors as interests, commonly known as certificates, in trusts or other vehicles. In most cases, the certificates were tiered into different risk classes, with subordinated classes exposed to trust losses first and senior classes exposed only after subordinated classes were exhausted. Representations and warranties were made to the trustees for the benefit of investors. The certificates were sold to a variety of investors, including GSEs in some cases, through securities offerings under a prospectus or other offering documents. Unlike servicing on loans sold to GSEs, FHN still services substantially all of the loans sold through proprietary securitizations. As of the end of 2010, the remaining UPB balance in active proprietary securitizations was  $14.6 billion.
Unlike loans sold to GSEs, contractual representations and warranties for proprietary securitizations do not include general representations regarding the absence of fraud or negligence in the underwriting or origination of the mortgage loans. Securitization documents typically provide the investors with a right to request that the trustee investigate and initiate repurchase of a mortgage loan if FHN breached certain representations and warranties made at the time the securitization closed and such breach materially and adversely affects the interests of the investors in such mortgage loan. However, the securitization documents do not require the trustee to make an investigation into the facts or matters stated in any request or notice unless requested in writing to do so by the holders of certificates evidencing not less than 25 percent of the voting rights allocated to each class of certificates. The certificate holders may also be required to indemnify the trustee for its costs related to investigations made in connection with repurchase actions. GSEs were among the purchasers of certificates in securitizations. As such, they are entitled to the benefits of the same representations and warranties as other investors. However, the GSEs, acting through their conservator under federal law, are permitted to undertake, independently of other investors, reviews of FHN’s mortgage loan origination and servicing files. Such reviews are commenced using a subpoena process. If, because of such reviews, the GSEs determine there has been a breach of a representation or warranty that has had a material and adverse affect on the interests of the investors in any mortgage loan, the GSEs may seek to cause the Trustee to enforce a repurchase obligation against FHN.
Also unlike loans sold to GSEs, interests in securitized loans were sold as securities under prospectuses or other offering documents subject to the disclosure requirements of applicable federal and state securities laws. As an alternative to pursuing a claim for breach of representations and warranties through the trustee as mentioned above, investors could pursue a claim alleging that the prospectus or other disclosure documents were deficient by containing materially false or misleading information or by omitting material information. Claims for such disclosure deficiencies typically could be brought under applicable federal or state securities statutes, and the statutory remedies typically could include rescission of the investment or monetary damages measured in relation to the original investment made. If a plaintiff properly made and proved its allegations, the plaintiff might attempt to claim that damages could include loss of market value on the investment even if there were little or no credit loss in the underlying loans. Claims based on alleged disclosure deficiencies also could be brought as traditional fraud or negligence claims with a wider scope of damages possible. Each investor could bring such a claim individually, without acting through the trustee to pursue a claim for breach of representations and warranties, and investors could attempt joint claims or attempt to pursue claims on a class-action basis. Claims of this sort are likely to be resolved in a litigation context in most cases, unlike most of the GSE repurchase requests. The analysis of loss content and establishment of appropriate reserves in those cases would follow principles and practices associated with litigation matters, including an analysis of available procedural and substantive defenses in each particular case and an estimation of the probability of ultimate loss, if any. FHN expects most litigation claims to take much longer to resolve than repurchase requests typically have taken.
For loans sold in proprietary securitizations, FHN has exposure for repurchase of loans arising from claims that FHN breached its representations and warranties made at closing, and exposure for investment rescission or damages arising from claims by investors that the offering documents under which the loans were securitized were materially deficient. As of December 31, 2010, the repurchase request pipeline contained no repurchase requests related to securitized loans based on representations and warranties.
None of FHN’s proprietary first lien securitizations involved the use of monoline insurance for the benefit of all classes of security holders. Monoline insurance is a form of credit enhancement provided to a securitization by a third party insurer. Subject to the terms and conditions of the policy, the insurer guarantees payments of accrued interest and principal due to the investors. In certain limited situations, insurance was provided for a specific senior retail class of holders within individual securitizations. The aggregate insured certificates totaled  $128.4 million of original certificate balance. FHN’s exercise of cleanup calls described above contained some of these insured certificates; therefore, the original certificate balance of insured certificates related to active securitization trusts was  $103.4 million as of the end of 2010. The trustee statement dated December 25, 2010, reported to FHN that the remaining outstanding certificate balance for these classes was  $98.8 million. FHN understands that some monoline insurers have commenced lawsuits against others in the industry seeking to rescind policies of this sort due to alleged misrepresentations as to the quality of the loan portfolio insured. FHN has not received notice of a lawsuit from the monoline insurers of the senior retail level classes.
FHN, among others, has been subpoenaed by the FHFA, Conservator for Fannie Mae and Freddie Mac, related to investments made by the two GSEs in six proprietary securitizations issued in 2005 and early 2006. The subpoenas relate to ongoing reviews which may result in claims against FHN. The original and current (as of the December 25, 2010, trust statements) combined certificate balances related to Fannie Mae investments were  $443.2 million and  $189.4 million, respectively. The original and current (as of the December 25, 2010, trust statements) combined certificate balances related to Freddie Mac investments were  $842.0 million and  $391.8 million, respectively. Since the reviews at this time are neither repurchase claims nor litigation, the associated loans are not considered part of the repurchase pipeline. As of December 31, 2010 and at the time this report was filed, FHN is unable to determine a probable loss or estimate a range of possible loss due to the uncertainty related to these matters. No reserve has been established.
At the time this report is filed, FHN is one of many defendants in lawsuits by three investors in securitizations which claim that the offering documents under which certificates were sold to them were materially deficient. Although these suits are in very early stages, FHN intends to defend itself vigorously. These lawsuit matters have been analyzed and treated as litigation matters under applicable accounting standards. As of December 31, 2010, and at the time this report was filed, FHN is unable to determine a probable loss or estimate a range of loss due to the uncertainty related to these matters. No reserve has been established. Similar claims may be pursued by other investors.
At December 31, 2010, FHN had not reserved for exposure for repurchase of loans arising from claims that FHN breached its representations and warranties made in securitizations at closing, nor for exposure for investment rescission or damages arising from claims by investors that the offering documents under which the loans were securitized were materially deficient.
Other Proprietary Securitizations. FHN also originated and sold seven second lien proprietary securitization trusts, including six HELOC securitizations and a closed-end second lien securitization. The trusts issued notes backed by the loans and publicly offered the asset-backed notes to investors pursuant to a prospectus. FHN services all of the loans backing the notes in these proprietary securitizations pursuant to the terms of the sale and servicing agreements. The trust statement dated December 25, 2010, reported that the cumulative original and current outstanding note balances of the HELOC securitizations are  $2.5 billion and  $.7 billion, respectively. The original and current outstanding balance of the closed-end second lien securitization was  $236.3 million and  $29.7 million, respectively.
These securitization trusts have been consolidated; consequently, these loans and the associated credit risk are reflected in FHN’s consolidated financial statements. As of December 31, 2010, the loans and associated ALLL are reflected as “restricted” on the Consolidated Statements of Condition.
The asset-backed notes issued in the HELOC securitizations were “wrapped” by monoline insurers. FHN understands that some monoline insurers have commenced lawsuits against other originators of asset-backed securities seeking to cancel policies of this sort due to alleged misrepresentations as to the quality of the loan portfolio insured. FHN has not received notice from a monoline insurer of any such lawsuit. The monoline insurers also have certain contractual rights to pursue repurchase and indemnification. On January 4, 2011, the monoline insurer of two of FHN’s HELOC securitizations demanded to review the performance of these HELOC securitizations and, with respect to charged off loans, to review loan origination and servicing files, underwriting guidelines and payment histories. The demands were made pursuant to the terms of the applicable insurance and indemnity and sale and servicing agreements. No repurchase or indemnification claims related to the HELOCs have been made as of the date of this report. Advances made by monoline insurers for the benefit of security holders have been recognized within restricted term borrowings in the Consolidated Statements of Condition.
Loans Sold Without Recourse — Other Whole Loan Sales. FHN originated through its former national retail and wholesale channels and subsequently sold HELOC and second lien mortgages through whole loan sales. These loans were underwritten to the guidelines of that channel as either combination transactions with first lien mortgages or stand alone transactions. The whole loan sales were generally done on a servicing retained basis and contained representations and warranties customary to such loan sales and servicing agreements in the industry with specific reference to seller’s underwriting and servicing guidelines. Loans were subject to repurchase in the event of early payment defaults and for breaches of representations and warranties. In 2009, FHN settled a substantial portion of its repurchase obligations for these loans through an agreement with the primary purchaser of HELOC and second lien loans. This settlement included the transfer of retained servicing rights associated with the applicable second lien and HELOC loan sales. FHN does not guarantee the receipt of the scheduled principal and interest payments on the underlying loans but does have an obligation to repurchase the loans excluded from the above settlement for which there is a breach of representations and warranties provided to the buyers. The remaining repurchase reserve for these loans is minimal, reflecting the settlement discussed above.
FHN has also sold first lien mortgages without recourse through whole loan sales to non-GSE purchasers. As of December 31, 2010, seven percent of repurchase/make-whole claims relate to private whole loan sales. These claims are included in FHN’s liability methodology and the assessment of the adequacy of the repurchase and foreclosure liability.
Private Mortgage Insurance. PMI was required by GSE rules for certain of the loans sold to GSEs and was also provided for certain of the loans that were securitized. PMI generally was provided for the first lien loans having a loan-to-value ratio at origination of greater than 80 percent that were sold to GSEs or securitized. Although unresolved PMI cancellation notices are not formal repurchase requests, FHN includes these in the active repurchase request pipeline when analyzing and estimating loss content in relation to the loans sold to GSEs. For purposes of estimating loss content, FHN also considers reviewed PMI cancellation notices where coverage has been cancelled for all loan sales and securitizations. In determining adequacy of the repurchase reserve, FHN considered  $124.3 million in UPB of loans sold where PMI coverage was cancelled for all loan sales and securitizations. To date, a majority of PMI cancellation notices have involved loans sold to GSEs. At December 31, 2010, all estimated loss content arising from PMI cancellation matters related to loans sold to GSEs.
Repurchase Obligations Related to Branch Sale. FHN also sold loans as part of branch sales that were executed during 2007 as part of a strategic decision to exit businesses in markets FHN considered non-strategic. Unlike the loans sold to GSEs or sold privately as discussed above, these loans were originated to be held to maturity as part of the loan portfolio. FHN has received repurchase requests related to HELOC from one of the purchasers of these branches. These HELOC are not included in the repurchase pipeline. Additional information concerning this matter is presented in this Note above under the caption “Contingencies.”
Repurchase and Foreclosure Liability. Based on its experience to date, FHN has evaluated its loan repurchase exposure as mentioned above and has accrued for losses of  $185.4 million and  $108.5 million as of December 31, 2010 and 2009, respectively. A vast majority of this liability relates to obligations associated with the sale of first lien mortgages to GSEs through the legacy mortgage banking business. Accrued liabilities for FHN’s estimate of these obligations are reflected in Other liabilities on the Consolidated Statements of Condition. Charges to increase the repurchase and foreclosure liability are included within Repurchase and foreclosure provision on the Consolidated Statements of Income.
Other Disclosures — Foreclosure Practices. The current focus on foreclosure practices of financial institutions nationwide could impact FHN through increased operational and legal costs and could have compliance and reputational impacts. FHN owns and services residential loans. In addition, FHN’s national mortgage and servicing platforms were sold in August 2008 and the related servicing activities, including foreclosure proceedings, of the still-owned portion of FHN’s mortgage servicing portfolio is outsourced through a subservicing arrangement with the platform buyer. FHN has reviewed its processes relating to foreclosure on loans it owns and services, and has instructed its subservicer to undertake a similar review. FHN’s review of its foreclosure processes has been completed and no material issues were identified. The subservicer reported that it had completed an internal review of its foreclosure processes in the fourth quarter and identified certain states in which foreclosure practices are in the process of being modified or are pending further review by subservicer’s legal counsel. If compliance issues are discovered with respect to the subservicer, under the subservicing agreement FHN may be financially responsible in some cases, and the subservicer may be in others. FHN cannot predict the amount of operating costs, costs for foreclosure delays (including costs connected with servicing advances), legal expenses, or other costs (including title company indemnification) that may be incurred as a result of the internal reviews or external actions. Accordingly, FHN is unable to determine a probable loss or estimate a range of possible loss due to uncertainty related to these matters. No reserve has been established.
Other Disclosures — Reinsurance Arrangements. A wholly-owned subsidiary of FHN entered into agreements with several providers of private mortgage insurance whereby the subsidiary agreed to accept insurance risk for specified loss corridors for pools of loans originated in each contract year in exchange for a portion of the private mortgage insurance premiums paid by borrowers (i.e., reinsurance arrangements). The loss corridors vary for each primary insurer for each contract year. The estimation of FHN’s exposure to losses under these arrangements involves the determination of FHN’s maximum loss exposure by applying the low and high ends of the loss corridor range to a fixed amount that is specified in each contract. FHN then performs an estimation of total loss content within each insured pool of loans to determine the degree to which its loss corridor has been penetrated. Management obtains the assistance of a third party actuarial firm in developing its estimation of loss content. This process includes consideration of factors such as delinquency trends, default rates, and housing prices which are used to estimate both the frequency and severity of losses. By the end of second quarter 2009, substantially all of FHN’s reinsurance corridors had been fully reflected within its reinsurance reserve for the 2005 through 2008 loan vintages. No new reinsurance arrangements have been initiated after 2008.
In 2009 and 2010, FHN agreed to settle certain of its reinsurance obligations with primary insurers through termination of the related reinsurance agreement, which resulted in a decrease in the reserve balance totaling  $48.7 million and the transfer of the associated trust assets. As of December 31, 2010, FHN has accrued  $11.2 million for its estimated liability under the remaining reinsurance arrangement. The accrued liability is reflected in Other liabilities on the Consolidated Statements of Condition. In accordance with the terms of the contracts with the primary insurers, as of December 31, 2010, FHN has placed  $5.5 million of prior premium collections in trust for payment of claims arising under the reinsurance arrangement.
Other Disclosures — 2008 Sale of National Origination and Servicing Platforms. In conjunction with the sale of its servicing platform in August 2008, FHN entered into a three year subservicing arrangement with the purchaser for the unsold portion of FHN’s servicing portfolio. As part of the subservicing agreement, FHN has agreed to a make-whole arrangement whereby if the number of loans subserviced by the purchaser falls below specified levels and the direct servicing cost per loan is greater than a specified amount (determined using loans serviced on behalf of both FHN and the purchaser), FHN will make a payment according to a contractually specified formula. The make-whole payment is subject to a cap, which is  $15.0 million if triggered during the eight quarters following the first anniversary of the divestiture. As part of the 2008 transaction, FHN recognized a contingent liability of  $1.2 million representing the estimated fair value of its performance obligation under the make-whole arrangement.

Pension, Savings, and Other Employee Benefits	12 Months Ended
Dec. 31, 2010
Pension, Savings, and Other Employee Benefits [Abstract]
Pension, Savings, and Other Employee Benefits
Note 19 — Pension, Savings, and Other Employee Benefits
Pension plan. FHN sponsors a noncontributory, qualified defined benefit pension plan to employees hired or re-hired on or before September 1, 2007, excluding certain employees of FHN’s insurance subsidiaries. Pension benefits are based on years of service, average compensation near retirement, and estimated social security benefits at age 65. The contributions are based upon actuarially determined amounts necessary to fund the total benefit obligation. FHN did not make any contributions to the qualified pension plan in 2010. Future decisions will be based upon pension funding requirements under the Pension Protection Act, the maximum deductible under the Internal Revenue Code, and the actual performance of plan assets. At this time, FHN does not expect to make a contribution to the qualified pension plan in 2011.
FHN also maintains non-qualified plans including a supplemental retirement plan that covers certain employees whose benefits under the pension plan have been limited. These other non-qualified pension plans are unfunded, and contributions to these plans cover all benefits paid under the non-qualified plans. Contributions to non-qualified plans were  $4.5 million for 2010 and  $6.7 million for 2009. FHN anticipates making a  $5.1 million contribution in 2011.
In 2009, FHN’s Board of Directors determined that the accrual of benefits under the qualified pension plan and the supplemental retirement plan would cease as of December 31, 2012. After that date, employees currently in the pension plan, and those currently in the Employee Non-voluntary Elective Contribution (“ENEC”) program, will be able to participate in the FHN savings plan with a profit sharing feature and an increased company match rate. After that time, pension status will not affect a person’s ability to participate in any savings plan feature.
Savings plan. FHN has a qualified defined contribution plan that covers substantially all employees. Under this plan, employees can invest their money in any of the available investment funds and receive a company match of  $.50 for each  $1.00 invested up to 6 percent of pre-tax contributions made by the employee, subject to Code limitations. The company match contribution initially is invested in company stock. The savings plan also allows employees to invest in a non-leveraged employee stock ownership plan (“ESOP”). Cash dividends on shares held by the ESOP are charged to retained earnings and the shares are considered outstanding in computing earnings per share. The number of allocated shares held by the ESOP totaled 11,538,466 on December 31, 2010.
FHN also provides “flexible dollars” to assist employees with the cost of annual benefits and/or allows the employee to contribute to his or her qualified savings plan. These “flexible dollars” are pre-tax contributions and are based upon the employees’ years of service and qualified compensation. Contributions made by FHN through the flexible benefits plan and the company matches were  $18.3 million for 2010,  $18.3 million for 2009, and  $27.2 million for 2008.
Effective January 1, 2008, the ENEC program was added under the FHN savings plan and is provided only to employees who are not eligible for the pension plan. With the ENEC program, FHN will generally make contributions to eligible employees’ savings plan accounts based upon company performance. Contribution amounts will be a percentage of each employee’s base salary (as defined in the savings plan) earned the prior year. FHN contributed  $1.2 million for the plan in 2010 related to the 2009 plan year, and FHN expects to contribute  $1.3 million for the plan in 2011 related to the 2010 plan year.
Other employee benefits. FHN provides postretirement life insurance benefits to certain employees and also provides postretirement medical insurance to retirement-eligible employees. The postretirement medical plan is contributory with retiree contributions adjusted annually and is based on criteria that are a combination of the employee’s age and years of service. For any employee retiring on or after January 1, 1995, FHN contributes a fixed amount based on years of service and age at the time of retirement. FHN’s postretirement benefits include prescription drug benefits. The Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (“the Act”) introduced a prescription drug benefit under Medicare Part D as well as a federal subsidy to sponsors of retiree health care that provide a benefit that is actuarially equivalent to Medicare Part D. FHN currently anticipates receiving a prescription drug subsidy under the Act through 2015.
Actuarial assumptions. FHN’s process for developing the long-term expected rate of return of pension plan assets is based on two primary sources of investment portfolio returns: capital market exposure and active management benefit. Capital market exposure refers to the Plan’s broad allocation of its assets to asset classes, such as Large Cap Equity and Fixed Income. Active management refers to hiring investment managers to select individual securities that are expected to outperform the market. Active management provides only a small measure of the plan’s overall return. FHN also considers expectations for inflation, real interest rates, and various risk premiums based primarily on the historical risk premium for each asset class. The expected return is based upon a twenty year time horizon. Consequently, FHN selected an 8.00 percent assumption for 2011 for the defined benefit pension plan and 5.20 percent assumption for postretirement medical plan assets dedicated to employees who retired prior to January 1, 1993. Given the long term nature of these investments, current market conditions do not significantly affect the expected return.
The discount rates for the three years ended 2010 for pension and other benefits were determined by using a hypothetical AA yield curve represented by a series of annualized individual discount rates from one-half to thirty years. The discount rates are selected based upon data specific to FHN’s plan and employee population. The bonds used to create the hypothetical yield curve were subjected to several requirements to ensure that the resulting rates were representative of the bonds that would be selected by management to fulfill the company’s funding obligations. In addition to the AA rating, only non-callable bonds were included. Each bond issue was required to have at least  $150 million par outstanding so that each issue was sufficiently marketable. Finally, bonds more than two standard deviations from the average yield were removed. When selecting the discount rate, FHN matches the duration of high quality bonds with the duration of the obligations of the plan as of the measurement date. High quality corporate bonds experienced declining yields in 2010 resulting in a discount rate lower than 2009 and therefore, higher pension plan liabilities. For all years presented, the measurement date of the benefit obligations and net periodic benefit costs was December 31.
The actuarial assumptions used in the defined benefit pension plan and the other employee benefit plans were as follows:

	Benefit Obligations			Net Periodic Benefit Cost
	2010	2009	2008	2010	2009	2008
Discount rate
Qualified pension	5.70%	6.05%	6.85%	6.05%	6.85%	7.00%
Nonqualified pension	5.10	5.55	6.90	5.55	6.90	6.70
Other nonqualified pension	4.75	5.35	6.95	5.35	6.95	6.83
Postretirement benefit	5.25	5.65	6.90	5.65	6.90	6.60

Expected long-term rate of return
Qualified pension/postretirement benefits	8.00%	8.05%	8.42%	8.05%	8.42%	8.87%
Postretirement benefit (retirees prior to January 1, 1993)	5.20	5.23	5.47	5.23	5.47	5.77

Rate of compensation increase	4.10%	4.10%	4.10%	4.10%	4.10%	4.10%

The assumed health care cost trend rates used in the other employee benefit plan was as follows:

	2010		2009
Assumed health care cost trend rates	Participants	Participants 65	Participants	Participants 65
on December 31	under age 65	years and older	under age 65	years and older

Health care cost trend rate assumed for next year	8.50%	8.50%	7.00%	9.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00	5.00	5.00	5.00
Year that the rate reaches the ultimate trend rate	2017	2017	2014	2018

The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

(Dollars in thousands)	1% Increase	1% Decrease

Adjusted total service and interest cost components	$1,160	$1,096
Adjusted postretirement benefit obligation at end of plan year	15,721	14,612

The components of net periodic benefit cost for the plan years 2010, 2009, and 2008 are as follows:

	Total Pension Benefits			Other Benefits
(Dollars in thousands)	2010	2009	2008	2010	2009	2008

Components of net periodic benefit cost
Service cost	$15,225	$14,167	$15,809	$515	$971	$276
Interest cost	31,441	31,766	29,516	2,277	3,194	2,339
Expected return on plan assets	(47,534)	(46,327)	(46,938)	(1,161)	(1,133)	(1,749)
Amortization of unrecognized:
Transition (asset)/obligation	—	—	—	987	987	988
Prior service cost/(credit)	419	758	864	(8)	1,437	(176)
Actuarial (gain)/loss	14,771	8,262	2,417	(1,048)	(836)	(368)

Net periodic benefit cost	$14,322	$8,626	$1,668	$1,562	$4,620	$1,310

ASC 715 curtailment/settlement expense (a)	—	2,867	1,269	—	—	—

Total ASC 715 expense	$14,322	$11,493	$2,937	$1,562	$4,620	$1,310

(a)	2009 includes curtailment expense reflecting management’s decision to cease benefit accruals as of December 31, 2012.
The long-term expected rate of return is applied to the market-related value of plan assets in determining the expected return on plan assets. FHN determines the market-related value of plan assets using a calculated value that recognizes changes in the fair value of plan assets over five years, as permitted by GAAP.
FHN utilizes the minimum amortization method in determining the amount of actuarial gains or losses to include in plan expense. Under this approach, the net deferred actuarial gain or loss that exceeds a threshold is amortized over the average remaining service period of active plan participants. The threshold is measured as the greater of: 10 percent of a plan’s projected benefit obligation as of the beginning of the year or 10 percent of the market-related value of plan assets as of the beginning of the year.
In 2008, lump sum payments from a non-qualified plan triggered settlement accounting. In accordance with its practice, FHN performed a remeasurement of the plan in conjunction with the settlement and recognized the ASC 715 settlement expense reflected above.
The following tables set forth the plans’ benefit obligations and plan assets for 2010 and 2009:

	Total Pension Benefits		Other Benefits
(Dollars in thousands)	2010	2009	2010	2009

Change in Benefit Obligation
Benefit obligation, beginning of year	$533,475	$472,074	$41,726	$35,762
Benefit obligation, adjustment	—	—	—	23,133
Service cost	15,225	14,167	515	971
Interest cost	31,441	31,766	2,277	3,194
Plan amendments	—	—	—	(17,088)
Actuarial (gain)/loss	30,576	64,032	(1,716)	(2,082)
Actual benefits paid	(21,002)	(19,778)	(1,868)	(2,532)
Liability (gain)/loss due to curtailment	—	(28,844)	—	—
Expected Medicare Part D reimbursement	—	—	340	368
Special termination benefits	—	58	—	—

Benefit obligation, end of year	$589,715	$533,475	$41,274	$41,726

Change in Plan Assets
Fair value of plan assets, beginning of year	$496,330	$378,519	$15,923	$14,605
Actual return on plan assets	70,172	83,272	1,820	3,240
Employer contributions	4,116	54,317	398	610
Actual benefits paid — settlement payments	—	(18,387)	(1,868)	(2,532)
Actual benefits paid — other payments	(21,002)	(1,391)	—	—

Fair value of plan assets, end of year	$549,616	$496,330	$16,273	$15,923

Funded status of the plan (a)	$(40,099)	$(37,145)	$(25,001)	$(25,803)

Additional Amounts Recognized in the Statements of Financial Condition
Other assets	$12,247	$14,525	$1,136	$—
Other liabilities	(52,346)	(51,670)	(26,137)	(25,803)

Net asset/(liability) at end of year	$(40,099)	$(37,145)	$(25,001)	$(25,803)

(a)	The qualified pension plan is over funded by $12.2 million, which is offset by non-qualifed pension plan liabilities of $52.3 million.
In 2009, FHN determined that a previously existing retiree life insurance benefit met the requirements for reporting under ASC 715. A liability for these benefits was not previously recorded as the premiums were expensed over the insurance period. A  $10.7 million adjustment to recognize the cumulative impact of establishing the employee benefit liability is not included in the 2009 net periodic benefit cost. The recognition of this liability of  $23.1 million is presented as an adjustment in the reconciliation of the benefit obligation for other benefits in 2009. In third quarter 2009, FHN modified post-retirement benefits payable to active employees under this plan. As a result of this change, FHN recognized a reduction in its benefit liability of  $17.1 million with an offset, net of tax, to accumulated other comprehensive income. This change is reflected as a plan amendment in the reconciliation of the benefit obligation for other benefits in 2009.
ASC 715-60 requires that a liability be recognized for contracts written to employees which provide future postretirement benefits that are covered by endorsement split-dollar life insurance arrangements because such obligations are not considered to be effectively settled upon entering into the related insurance arrangements. FHN recognized a decrease to undivided profits of  $8.5 million, net of tax, upon adoption of ASC 715-60.
The accumulated benefit obligation for the pension plan was  $575.2 million as of December 31, 2010, and  $509.8 million as of December 31, 2009. At December 31, 2010, both the projected benefit obligation and the accumulated benefit obligation for the qualified pension plan was less than the fair market value of plan assets.
Unrecognized transition assets and obligations, unrecognized actuarial gains and losses, and unrecognized prior service costs and credits are recognized as a component of accumulated other comprehensive income. Balances reflected in accumulated other comprehensive income on a pre-tax basis for the years ended December 31, 2010 and 2009 consist of:

	Total Pension Benefits		Other Benefits
(Dollars in thousands)	2010	2009	2010	2009

Amounts Recognized in Accumulated Other Comprehensive Income
Net transition (asset)/obligation	$—	$—	$1,725	$2,714
Prior service cost/(credit)	2,095	1,484	621	613
Net actuarial (gain)/loss	289,016	296,879	(13,111)	(11,786)

Total	$291,111	$298,363	$(10,765)	$(8,459)

The amounts recognized in other comprehensive income during 2010 and 2009 were as follows:

	Total Pension Benefits		Other Benefits
(Dollars in thousands)	2010	2009	2010	2009

Changes in plan assets and benefit obligation recognized in other comprehensive income
Net actuarial (gain)/loss arising during measurement period (a)	$7,814	$(1,812)	$(2,375)	$(3,934)
Prior service cost arising during measurement period	—	—	—	(17,088)
Items amortized during the measurement period:
Net transition (asset)/obligation	—	—	(987)	(987)
Prior service (credit)/cost	(419)	(3,567)	8	18,549
Net actuarial (gain)/loss	(14,771)	(8,262)	1,048	(7,018)

Total recognized in other comprehensive income	$(7,376)	$(13,641)	$(2,306)	$(10,478)

(a)	2009 includes a positive, after-tax effect of $18.3 million due to a curtailment.
The estimated net actuarial (gain)/loss, prior service cost/(credit), and transition (asset)/obligation for the plan that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2010 and 2009 are as follows:

	Total Pension Benefits		Other Benefits
(Dollars in thousands)	2010	2009	2010	2009

Net transition obligation	$—	$—	$986	$987
Prior service cost/(credit)	417	267	(9)	(8)
Net actuarial (gain)/loss	20,107	15,086	(1,039)	(862)

FHN does not expect any defined benefit pension plan’s and other employee benefit plan’s assets to be returned to FHN in 2011.
The following table provides detail on expected benefit payments, which reflect expected future service, as appropriate, and projected Medicare reimbursements:

	Pension	Other	Medicare
(Dollars in thousands)	Benefits	Benefits	Reimbursements

2011	$22,464	$2,225	$388
2012	24,791	2,330	436
2013	27,279	2,428	478
2014	29,176	2,519	527
2015	31,375	2,608	570
2016 – 2020	189,196	14,170	—

Plan assets. FHN’s overall investment goal is to create, over the life of the pension plan and retiree medical plan, respectively, an adequate pool of sufficiently liquid assets to support the pension benefit obligations to participants, retirees, and beneficiaries, as well as to partially support the medical obligations to retirees and beneficiaries. Thus, the pension plan and retiree medical plan seek to achieve a high level of investment return consistent with a prudent level of portfolio risk.
During 2010, FHN adopted a dynamic investment strategy for the management of its pension assets. The strategy will lead to a reduction in equities and an increase in long duration fixed income allocations over time with the intention of reducing volatility of funded status and pension costs. At December 31, 2010, the target allocation to equities was 57.5 percent and the target allocation to fixed income and cash equivalents was 42.5 percent. Equity securities, some of which are included in common and collective funds, primarily include investments in large capital and small capital companies located in the U.S., as well as international equity securities in developed and emerging markets. Fixed income securities include U.S. Treasuries, corporate bonds of companies from diversified industries, mortgage backed securities, and foreign bonds. Fixed income investments generally have long durations consistent with the pension liabilities of FHN. Retiree medical funds are kept in short-term investments, primarily money market funds. On December 31, 2010, FHN did not have any significant concentrations of risk within the plan assets related to the pension plan or the retiree medical plan.
The fair value of FHN’s pension plan assets at December 31, 2010, by asset category classified using the Fair Value measurement hierarchy is shown in the table below. See Note 22 — Fair Value of Assets and Liabilities for more details about Fair Value measurements.

	December 31, 2010
(Dollars in thousands)	Level 1	Level 2	Level 3	Total

Cash equivalents and money market funds	$6,064	$—	$—	$6,064
Equity securities:
U.S. small capital	94,885	—	—	94,885
Mutual funds (a)	1,226	—	—	1,226
Fixed income securities:
U.S. Treasuries	—	656	—	656
Corporate and foreign bonds	111,879	—	—	111,879
Common and collective funds:
Corporate and foreign bonds	—	119,315	—	119,315
U.S. large capital	—	139,455	—	139,455
International	—	76,137	—	76,137

Total	$214,054	$335,563	$—	$549,617

(a)	Primarily includes investments in small-cap equity securities.
Any shortfall of investment performance compared to investment objectives should be explainable in terms of general economic and capital market conditions. The Retirement Investment Committee, comprised of senior managers within the organization, meets monthly to review asset performance and the need for rebalancing. At a minimum, rebalancing occurs annually for the purpose of remaining within the established target asset allocation ranges and to maintain liquidity for benefit payments. Risk management is also reviewed and evaluated based upon the organization’s ability to assume investment risk.
The fair value of FHN’s retiree medical plan assets at December 31, 2010, by asset category are as follows:

	December 31, 2010
(Dollars in thousands)	Level 1	Level 2	Level 3	Total

Cash equivalents and money market funds	$288	$—	$—	$288
Equity securities:
U.S. large capital	5,930	—	—	5,930
U.S. small capital	4,479	—	—	4,479
Mutual funds (a)	4,764	—	—	4,764
Fixed income securities:
U.S. Treasuries	—	267	—	267
Corporate and foreign bonds	—	545	—	545

Total	$15,461	$812	$—	$16,273

(a)	Primarily includes investments in fixed income corporate and foreign bonds.
The number of shares of FHN common stock held by the plan was 778,500 for 2010 and 780,917 for 2009.

Stock Option, Restricted Stock Incentive, and Dividend Reinvestment Plans	12 Months Ended
Dec. 31, 2010
Stock Option, Restricted Stock Incentive, and Dividend Reinvestment Plans [Abstract]
Stock Option, Restricted Stock Incentive, and Dividend Reinvestment Plans
Note 20 — Stock Option, Restricted Stock Incentive, and Dividend Reinvestment Plans
Restricted stock plans
FHN has authorized the issuance of its common stock for awards to executive and other management employees who have a significant impact on the profitability of FHN. All unvested awards either have a service and/or a performance condition which must be met in order for the shares to ultimately vest. On December 31, 2010, there were 4,903,089 shares available for grants, of this amount, 3,953,627 are available to be granted as restricted shares.
Performance condition grants. Under the long-term incentive and corporate performance programs, performance stock or units vest only if predetermined performance measures are met. The awards are forfeited if performance goals are not achieved within the specified performance periods. In 2010 and 2009, executives were awarded performance stock units subject to certain performance criteria being met under this program. Additionally, in 2010 FHN granted restricted stock with employee-specific performance conditions to a new senior manager in addition to the customary annual management grants. In 2008, executives were awarded performance restricted stock with 50% vesting in 2011 and 50% vesting in 2012 subject to certain performance criteria being met. As of December 31, 2010, performance conditions related to the 2009 performance stock unit grant and the 2007 performance restricted stock grant have been met. Accordingly, 50% of the units granted in 2009 will vest in 2012 and 50% will vest in 2013 provided continued employment with FHN. Half of the performance restricted stock granted in 2007 will vest in 2010 with the remainder vesting in 2011. The performance conditions related to the 2010 performance stock units, the 2010 performance stock granted to a senior manager, and the 2008 performance restricted stock grants have not yet been achieved.
Service condition grants. In 2010 and 2009, executives and management were awarded restricted stock with service conditions only. Half of the 2009 awards are scheduled to vest in 2012 and the remainder is scheduled to vest in 2013. Half of the 2010 awards will vest in 2013 and the remainder in 2014. Further, from time to time awards of restricted stock may be awarded to new executive-level employees upon hiring or as retention grants to existing executives. Additionally, retention restricted stock units were awarded to selected employees with the units expected to vest in 2013. Restricted stock and stock units granted in 2010 are included in the table below.
Director grants. FHN’s active stock plan allows stock awards to be granted to non-employee directors upon approval by the board of directors. Prior to 2007 the board granted 8,930 shares of restricted stock to each new non-employee director upon election to the board, with restrictions lapsing at a rate of ten percent per year. That program was discontinued in 2007, although legacy awards remain outstanding. Prior to 2011, each non-employee director who no longer had legacy awards, and each new director, received an annual award of restricted stock units (“RSUs”) valued at  $45,000. For a new director, that amount is pro-rated consistent with the start date. Each RSU award is scheduled to vest the following year and is paid in common stock (including any stock earned as a result of stock dividends) plus any accrued cash dividends. Prior to 2011, non-employee directors whose service pre-dated 2007 also participated in the RSU program, but participation was phased in as the legacy restricted stock awards vested. In 2009, five non-employee directors received an RSU award and the remainder had old restricted stock vest. No shares or RSUs were immediately vested or forfeited due to director retirements or resignations.
The summary of restricted and performance stock and unit activity during the year ended December 31, 2010, is presented below:

		Weighted
		average
	Shares/	grant date
	Units (a)	fair value(a)

Nonvested on January 1, 2010	3,796,049	$12.42
Shares/units granted	1,513,963	12.04
Shares/units vested	(754,597)	15.69
Shares/units canceled	(457,183)	14.44

Nonvested on December 31, 2010	4,098,232	$11.53

(a)	Share and per share data has been restated to reflect stock dividends distributed through January 1, 2011.
On December 31, 2010, there was  $24.4 million of unrecognized compensation cost related to nonvested restricted stock plans. That cost is expected to be recognized over a weighted-average period of 2.41 years. The total grant date fair value of shares vested during 2010, 2009 and 2008, was  $7.1 million,  $3.2 million and  $7.7 million, respectively.
The compensation cost that has been included in income from continuing operations pertaining to both stock option and restricted stock plans was  $12.0 million,  $9.0 million and  $9.0 million for 2010, 2009, and 2008, respectively. The corresponding total income tax benefits recognized in the income statements were  $4.6 million,  $3.4 million and  $3.5 million for 2010, 2009, and 2008, respectively.
Consistent with Tennessee state law, only new or authorized, but unissued, stock may be utilized in connection with any issuance of FHN common stock which may be required as a result of stock based compensation awards. FHN historically obtains authorization from the Board of Directors to repurchase any stock that may be issued at the time a plan is approved or amended. These authorizations are automatically adjusted for stock splits and stock dividends. Repurchases are authorized to be made in the open market or through privately negotiated transactions and will be subject to market conditions, accumulation of excess equity, legal and regulatory requirements, and prudent capital management. FHN does not currently expect to repurchase a material number of shares related to the plans during the next annual period.
Stock option plans. Prior to 2009, FHN issued non-qualified stock options to employees under various plans, which provided for the issuance of FHN common stock at a price equal to the higher of the closing price or its fair market value at the date of grant. All options vest within 3 to 4 years and expire 7 years or 10 years from the date of grant. A deferral program, which was discontinued in 2005, allowed for foregone compensation plus the exercise price to equal the fair market value of the stock on the date of grant if the grantee agreed to receive the options in lieu of compensation. Options that were part of compensation deferral prior to January 2, 2004, expire 20 years from the date of grant. Stock options granted after January 2, 2004, which are part of the compensation deferral, expire 10 years from the date of grant. While there were no stock options granted during 2010, FHN has resumed granting stock options in 2011.
The stock option plans include various antidilutive provisions in the event the value of awards become diminished from several factors. In 2008, FHN began paying quarterly stock dividends in lieu of quarterly cash dividends. Stock dividends increase the number of shares outstanding, thereby decreasing the compensation value of the equity award. Consequently, the stock and option prices reported in the following tables have been proportionately adjusted to reflect the estimated economic effect of all dividends distributed in common stock effective through January 1, 2011. The Black Scholes Fair Value of the stock options and compensation expense are not affected.
The summary of stock option plans activity for the year ended December 31, 2010, is shown below:

			Weighted
			Average
		Weighted	Remaining	Aggregate
	Options	Average	Contractual Term	Intrinsic Value
	Outstanding	Exercise Price	(years)	(thousands)

January 1, 2010	14,193,157	$26.90
Options exercised	(8,281)	11.19
Options forfeited	(164,524)	25.52
Options expired	(2,431,605)	29.54

December 31, 2010	11,588,747	26.86	4.35	$235

Options exercisable	10,273,547	26.97	4.46	216
Options expected to vest	1,287,145	21.89	3.53	19

The total intrinsic value of options exercised during 2010 and 2009 was immaterial, however, the total intrinsic value of options exercised during 2008 was  $.3 million. On December 31, 2010, there was  $.4 million of unrecognized compensation cost related to nonvested stock options. That cost is expected to be recognized over a weighted-average period of less than 1 year.
In 2008, FHN granted 940,993 stock options (as restated to reflect stock dividend distributed through January 1, 2011) with a weighted average fair value of  $1.44 per option at grant date. The majority of the stock options have since been canceled. No stock options were granted in 2010 or 2009.
FHN used the Black-Scholes Option Pricing Model to estimate the fair value of stock options granted in 2008, with the following assumptions:

2008

Expected dividend yield	5.97%
Expected weighted-average lives of options granted	5.07 years
Expected weighted-average volatility	25.89%
Expected volatility range	24.10% - 42.60%
Risk-free interest rates range	2.80% - 3.32%

Expected lives of options granted were determined based on the vesting period, historical exercise patterns and contractual term of the options. Expected volatility is estimated using average of daily high and low stock prices. Expected volatility assumptions were determined over the period of the expected lives of the options.
Dividend reinvestment plan. The Dividend Reinvestment and Stock Purchase Plan authorizes the sale of FHN’s common stock from stock acquired on the open market to shareholders who choose to invest all or a portion of their cash dividends or make optional cash payments of  $25 to  $10,000 per quarter without paying commissions. The price of stock purchased on the open market is the average price paid.

Business Segment Information	12 Months Ended
Dec. 31, 2010
Business Segment Information [Abstract]
Business Segment Information
Note 21 — Business Segment Information
Periodically, FHN adapts its segments to reflect managerial or strategic changes. FHN may also modify its methodology of allocating expenses among segments which could change historical segment results. In first quarter 2010, FHN revised its operating segments to better align with the chief operating decision maker’s assessment of segment results and allocation of resources and with its strategic direction, representing a focus on its regional banking franchise and capital markets business. Key changes include the addition of the non-strategic segment which combines the former mortgage banking and national specialty lending segments, the movement of correspondent banking from capital markets to regional banking, and the shift of first lien mortgage production in the Tennessee footprint to the regional banking segment. For comparability, previously reported items have been revised to reflect these changes.
FHN has four business segments: regional banking, capital markets, corporate, and non-strategic. The regional banking segment offers financial products and services, including traditional lending and deposit taking, to retail and commercial customers in Tennessee and surrounding markets. Regional banking provides investments, insurance services, financial planning, trust services and asset management, health savings accounts, credit card, cash management, and first lien mortgage originations within the Tennessee footprint. Additionally, the regional banking segment includes correspondent banking which provides credit, depository, and other banking related services to other financial institutions. The capital markets segment consists of fixed income sales, trading, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory and derivative sales. The corporate segment consists of gains on the repurchase of debt, unallocated corporate expenses, expense on subordinated debt issuances and preferred stock, bank-owned life insurance, unallocated interest income associated with excess equity, net impact of raising incremental capital, revenue and expense associated with deferred compensation plans, funds management, low income housing investment activities, and various charges related to restructuring, repositioning, and efficiency. The non-strategic segment consists of the wind-down consumer and construction lending activities, legacy mortgage banking elements including servicing fees, and the associated ancillary revenues and expenses related to these businesses. Non-strategic also includes the wind-down trust preferred loan portfolio and exited businesses along with the associated restructuring, repositioning, and efficiency charges.
Total revenue, expense, and asset levels reflect those which are specifically identifiable or which are allocated based on an internal allocation method. Because the allocations are based on internally developed assignments and allocations, they are to an extent subjective. This assignment and allocation has been consistently applied for all periods presented. The following table reflects the amounts of consolidated revenue, expense, tax, and assets for each segment for the years ended December 31:

(Dollars in thousands)	2010	2009	2008

Consolidated
Net interest income	$730,838	$776,468	$895,082
Provision for loan losses	270,000	880,000	1,080,000
Noninterest income	955,692	1,254,843	1,468,390
Noninterest expense	1,367,133	1,571,845	1,612,314

Income/(loss) before income taxes	49,397	(420,534)	(328,842)
Benefit for income taxes	(19,083)	(174,945)	(154,405)

Income/(loss) from continuing operations	68,480	(245,589)	(174,437)
Loss from discontinued operations, net of tax	$(6,877)	(12,846)	(3,534)

Net income/(loss)	$61,603	$(258,435)	$(177,971)

Average assets	$25,677,371	$28,147,808	$34,422,678

Depreciation and amortization	$83,182	$81,465	$97,111
Expenditures for long-lived assets	42,631	21,180	23,666

Certain previously reported amounts have been reclassified to agree with current presentation.

(Dollars in thousands)	2010	2009	2008

Regional Banking
Net interest income	$560,316	$559,129	$560,305
Provision for loan losses	92,335	306,185	385,647
Noninterest income	309,431	331,809	336,158
Noninterest expense	642,160	679,074	598,501

Income/(loss) before income taxes	135,252	(94,321)	(87,685)
Provision/(benefit) for income taxes	48,625	(36,108)	(33,543)

Net income/(loss)	$86,627	$(58,213)	$(54,142)

Average assets	$11,414,957	$12,220,565	$13,081,118

Depreciation and amortization	$46,151	$42,541	$42,382
Expenditures for long-lived assets	30,721	16,091	14,693

Capital Markets
Net interest income	$21,452	$14,966	$12,770
Noninterest income	424,225	632,871	521,300
Noninterest expense	318,495	386,252	342,986

Income before income taxes	127,182	261,585	191,084
Provision for income taxes	47,640	98,350	71,637

Net income	$79,542	$163,235	$119,447

Average assets	$2,121,862	$2,073,593	$2,920,185

Depreciation and amortization	$10,336	$10,084	$10,775
Expenditures for long-lived assets	4,906	1,289	1,988

Corporate
Net interest income	$1,722	$25,612	$1,669
Provision for loan losses	—	—	(1)
Noninterest income	63,539	47,529	100,725
Noninterest expense	70,863	94,112	21,470

Income/(loss) before income taxes	(5,602)	(20,971)	80,925
Provision/(benefit) for income taxes	(37,187)	(23,607)	862

Net income	$31,585	$2,636	$80,063

Average assets	$4,989,685	$4,769,187	$4,149,993

Depreciation and amortization	$12,913	$2,477	$2,501
Expenditures for long-lived assets	5,905	2,174	5,183

Non-Strategic
Net interest income	$147,348	$176,761	$320,338
Provision for loan losses	177,665	573,815	694,354
Noninterest income	158,497	242,634	510,207
Noninterest expense	335,615	412,407	649,357

Loss before income taxes	(207,435)	(566,827)	(513,166)
Benefit for income taxes	(78,161)	(213,580)	(193,361)

Loss from continuing operations	(129,274)	(353,247)	(319,805)
Loss from discontinued operations, net of tax	(6,877)	(12,846)	(3,534)

Net loss	$(136,151)	$(366,093)	$(323,339)

Average assets	$7,150,867	$9,084,463	$14,271,382

Depreciation and amortization	$13,782	$26,363	$41,453
Expenditures for long-lived assets	1,099	1,626	1,802

Certain previously reported amounts have been reclassified to agree with current presentation.

Fair Value of Assets and Liabilities	12 Months Ended
Dec. 31, 2010
Fair Value of Assets And Liabilities [Abstract]
Fair Value of Assets & Liabilities
Note 22 — Fair Value of Assets & Liabilities
FHN groups its assets and liabilities measured at fair value in three levels, based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. This hierarchy requires FHN to maximize the use of observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. Each fair value measurement is placed into the proper level based on the lowest level of significant input. These levels are:
•	Level 1 — Valuation is based upon quoted prices for identical instruments traded in active markets.

•	Level 2 — Valuation is based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.

•	Level 3 — Valuation is generated from model-based techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. Valuation techniques include use of option pricing models, discounted cash flow models, and similar techniques.
Transfers between fair value levels are recognized at the end of the fiscal quarter in which the associated change in inputs occurs.
The following table presents the balance of assets and liabilities measured at fair value on a recurring basis as of December 31, 2010:

	December 31, 2010
(Dollars in thousands)	Level 1	Level 2	Level 3	Total

Trading securities — capital markets:
U.S. Treasuries	$—	$45,078	$—	$45,078
Government agency issued MBS	—	267,086	—	267,086
Government agency issued CMO	—	62,061	—	62,061
Other U.S. government agencies	—	82,022	—	82,022
States and municipalities	—	13,965	—	13,965
Corporate and other debt	—	263,968	34	264,002
Equity, mutual funds, and other	—	100	—	100

Total trading securities — capital markets	—	734,280	34	734,314

Trading securities — mortgage banking
Principal only	—	8,992	—	8,992
Interest only	—	—	26,444	26,444

Total trading securities — mortgage banking	—	8,992	26,444	35,436

Loans held for sale	—	40,323	207,632	247,955

Securities available for sale:
U.S. Treasuries	—	87,444	—	87,444
Government agency issued MBS	—	1,469,957	—	1,469,957
Government agency issued CMO	—	1,168,740	—	1,168,740
Other U.S. government agencies	—	15,335	37,891	53,226
States and municipalities	—	24,515	1,500	26,015
Corporate and other debt	545	—	—	545
Venture capital	—	—	13,179	13,179
Equity, mutual funds, and other	9,248	5,351	—	14,599

Total securities available for sale	9,793	2,771,342	52,570	2,833,705

Mortgage servicing rights	—	—	207,319	207,319

Other assets:
Deferred compensation assets	25,121	—	—	25,121
Derivatives, forwards and futures	13,152	—	—	13,152
Derivatives, interest rate contracts	—	290,509	—	290,509

Total other assets	38,273	290,509	—	328,782

Total assets	$48,066	$3,845,446	$493,999	$4,387,511

Trading liabilities — capital markets:
U.S. Treasuries	$—	$195,390	$—	$195,390
Government agency issued MBS	—	1,804	—	1,804
Other U.S. government agencies	—	18,121	—	18,121
Corporate and other debt	—	146,605	—	146,605

Total trading liabilities — capital markets	—	361,920	—	361,920

Other short-term borrowings and commercial paper	—	—	27,309	27,309

Other liabilities:
Derivatives, forwards and futures	18,600	—	—	18,600
Derivatives, interest rate contracts	—	195,621	—	195,621
Derivatives, other	—	—	1,000	1,000

Total other liabilities	18,600	195,621	1,000	215,221

Total liabilities	$18,600	$557,541	$28,309	$604,450

The following table presents the balance of assets and liabilities measured at fair value on a recurring basis at December 31, 2009:

	December 31, 2009
(Dollars in thousands)	Level 1	Level 2	Level 3	Total

Trading securities — capital markets:
U.S. Treasuries	$—	$92,387	$—	$92,387
Government agency issued MBS	—	175,698	—	175,698
Government agency issued CMO	—	35,074	—	35,074
Other U.S. government agencies	—	92,842	—	92,842
States and municipalities	—	18,961	—	18,961
Corporate and other debt	—	217,016	34	217,050
Equity, mutual funds, and other	—	1,778	12	1,790

Total trading securities — capital markets	—	633,756	46	633,802

Trading securities — mortgage banking	—	10,013	56,086	66,099
Loans held for sale	—	23,919	206,227	230,146
Securities available for sale:
U.S. Treasuries	—	48,129	—	48,129
Government agency issued MBS	—	1,000,077	—	1,000,077
Government agency issued CMO	—	1,189,430	—	1,189,430
Other U.S. government agencies	—	20,472	97,673	118,145
States and municipalities	—	42,900	1,500	44,400
Corporate and other debt	696	—	—	696
Equity, mutual funds, and other	35,361	44,016	15,743	95,120

Total securities available for sale	36,057	2,345,024	114,916	2,495,997

Mortgage servicing rights	—	—	302,611	302,611
Other assets	25,337	248,628	—	273,965

Total assets	$61,394	$3,261,340	$679,886	$4,002,620

Trading liabilities — capital markets:
U.S. Treasuries	$—	$104,087	$—	$104,087
Government agency issued MBS	—	1,952	—	1,952
Government agency issued CMO	—	8	—	8
Corporate and other debt	—	187,340	—	187,340

Total trading liabilities — capital markets	—	293,387	—	293,387

Other short-term borrowings and commercial paper	—	—	39,662	39,662
Other liabilities	4,929	174,493	—	179,422

Total liabilities	$4,929	$467,880	$39,662	$512,471

Changes in Recurring Level 3 Fair Value Measurements
In third quarter 2009, FHN reviewed the allocation of fair value between MSR and excess interest from prior first lien loan sales and securitizations. As a result, a net amount of  $11.1 million was reclassified from trading securities to MSR within Level 3 assets measured at fair value on a recurring basis. The reclassification had no effect on FHN’s Consolidated Statements of Income as excess interest and MSR are highly correlated in valuation and as both excess interest and MSR are recognized at elected fair value with changes in fair value being included within mortgage banking income.
In first quarter 2009, FHN changed the fair value methodology for certain loans held for sale. The methodology change had a minimal effect on the valuation of the applicable loans. Consistent with this change, the applicable amount is presented as a transfer into Level 3 loans held for sale in the following rollforward for the twelve months ended December 31, 2009.
In third quarter 2008, FHN revised its methodology for valuing hedges of MSR and excess interest that were retained from prior securitizations. Consistent with this change, the applicable amounts are presented as a transfer out of net derivative assets and liabilities in the following rollforward for the twelve months ended December 31, 2008. See Determination of Fair Value for a detailed discussion of the changes in valuation methodology.
The changes in Level 3 assets and liabilities measured at fair value on a recurring basis are summarized as follows:

	Twelve Months Ended December 31, 2010
			Securities available for sale		Mortgage	Net derivative	Other short-term
	Trading	Loans held	Investment	Venture	servicing	assets and	borrowings and
(Dollars in thousands)	securities(a)	for sale	portfolio(b)	Capital	rights, net	liabilities	commercial paper

Balance on January 1, 2010	$56,132	$206,227	$99,173	$15,743	$302,611	$—	$39,662
Adjustment due to adoption of amendments to ASC 810	(4,776)	—	—	—	(2,293)	—
Total net gains/(losses) included in:
Net income	8,627	(17,991)	—	(2,962)	(31,146)	—	(12,353)
Other comprehensive income	—	—	(2,302)	—	—	—	—
Purchases, sales, issuances, and settlements, net	(33,505)	19,396	(57,480)	398	(61,853)	(1,000)	—

Balance on December 31, 2010	$26,478	$207,632	$39,391	$13,179	$207,319	$(1,000)	$27,309

Net unrealized gains/(losses) included in net income	$5,467 (c)	$(17,991) (c)	$—	$(2,962) (d)	$(27,153) (c)	$(1,000)	$(12,353) (c)

	Twelve Months Ended December 31, 2009
			Securities available for sale		Mortgage	Net derivative	Other short-term
	Trading	Loans held	Investment	Venture	servicing	assets and	borrowings and
(Dollars in thousands)	securities(a)	for sale	portfolio(b)	Capital	rights, net	liabilities	commercial paper

Balance on January 1, 2009	$153,542	$11,330	$111,840	$25,307	$376,844	$233	$27,957
Total net gains/(losses) included in:
Net income	55,342	(10,384)	—	(2,252)	67,817	—	11,705
Other comprehensive income	—	—	3,812	—	—	—	—
Purchases, sales, issuances, and settlements, net	(141,675)	(36,265)	(16,479)	(7,312)	(153,127)	(233)	—
Net transfers into/(out of) Level 3	(11,077)	241,546	—	—	11,077	—	—

Balance on December 31, 2009	$56,132	$206,227	$99,173	$15,743	$302,611	$—	$39,662

Net unrealized gains/(losses) included in net income	$14,408 (e)	$(10,384) (c)	$—	$(2,252) (d)	$69,412 (f)	$—	$11,705 (c)

	Twelve Months Ended December 31, 2008
			Securities	Mortgage	Net derivative	Other short-term
	Trading	Loans held	available	servicing	assets and	borrowings and
(Dollars in thousands)	securities	for sale	for sale	rights, net	liabilities	commercial paper

Balance on January 1, 2008	$476,404	$—	$159,301	$1,159,820	$81,517	$—
Total net gains/(losses) included in:
Net income	(109,232)	(2,551)	303	(429,854)	146,737	(34,978)
Other comprehensive income	—	—	(3,641)	—	—	—
Purchases, sales, issuances, and settlements, net	(235,569)	(2,711)	(18,816)	(353,122)	(119,926)	62,935
Net transfers into/(out of) Level 3	21,939	16,592	—	—	(108,095)	—

Balance on December 31, 2008	$153,542	$11,330	$137,147	$376,844	$233	$27,957

Net unrealized gains/(losses) included in net income	$(172,366) (g)	$(10,742) (c)	$303 (d)	$(328,112) (h)	$72 (c)	$(19,974) (c)

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Primarily represents certificated interest only strips and excess interest mortgage banking trading securities. Capital markets Level 3 trading securities are not significant.

(b)	Primarily represents other U.S. government agencies. States and municipalities are not significant.

(c)	Primarily included in mortgage banking income.

(d)	Represents recognized gains and losses attributable to venture capital investments classified within securities available for sale that are included in securities gains/(losses) in noninterest income.

(e)	Represents recognized gains/(losses) of $(2.2) million included in capital markets noninterest income, $20.5 million included in mortgage banking noninterest income, and $(3.9) million included in other income and commissions.

(f)	Represents recognized gains/(losses) of $71.6 million included in mortgage banking noninterest income and $(2.2) million included in other income and commissions.

(g)	Includes $(23.8) million included in capital markets noninterest income, $(138.5) million included in mortgage banking noninterest income, and $(10.1) million included in other income and commissions.

(h)	Includes $(312.9) million included in mortgage banking noninterest income and $(15.2) million included in other income and commissions.
Nonrecurring Fair Value Measurements
From time to time, FHN may be required to measure certain other financial assets at fair value on a nonrecurring basis in accordance with GAAP. These adjustments to fair value usually result from the application of LOCOM accounting or write-downs of individual assets. For assets measured at fair value on a nonrecurring basis which were still held on the balance sheet at December 31, 2010, 2009, and 2008, respectively, the following tables provide the level of valuation assumptions used to determine each adjustment, the related carrying value, and the fair value adjustments recorded during the respective periods.

					Twelve Months Ended
	Carrying value at December 31, 2010				December 31, 2010
(Dollars in thousands)	Level 1	Level 2	Level 3	Total	Net gains/(losses)

Loans held for sale — SBAs	$—	$10,456	$—	$10,456	$60
Loans held for sale — first mortgages	—	—	15,289	15,289	(7,249)
Loans, net of unearned income (a)	—	—	213,974	213,974	(156,572)
Real estate acquired by foreclosure (b)	—	—	110,536	110,536	(18,097)
Other assets (c)	—	—	87,667	87,667	(11,145)

					$(193,003)

					Twelve Months Ended
	Carrying value at December 31, 2009				December 31, 2009
(Dollars in thousands)	Level 1	Level 2	Level 3	Total	Net gains/(losses)

Loans held for sale	$—	$15,753	$21,829	$37,582	$1,716
Securities available for sale (d)	—	—	—	—	(516)
Loans, net of unearned income (a)	—	—	402,007	402,007	(287,866)
Real estate acquired by foreclosure (b)	—	—	113,722	113,722	(39,879)
Other assets (c)	—	—	108,247	108,247	(8,970)

					$(335,515)

					Twelve Months Ended
	Carrying value at December 31, 2008				December 31, 2008
(Dollars in thousands)	Level 1	Level 2	Level 3	Total	Net gains/(losses)

Loans held for sale	$—	$78,739	$38,153	$116,892	$(27,503)
Securities available for sale (d)	—	1,117	—	1,117	(1,897)
Loans, net of unearned income (a)	—	—	414,902	414,902	(198,485)
Other assets (c)	—	—	113,832	113,832	(9,229)

					$(237,114)

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Represents carrying value of loans for which adjustments are based on the appraised value of the collateral. Write-downs on these loans are recognized as part of provision.

(b)	Represents the fair value and related losses of foreclosed properties that were measured subsequent to their initial classification as foreclosed assets. Balance excludes foreclosed real estate related to government insured mortgages.

(c)	Represents low income housing investments.

(d)	Represents recognition of other than temporary impairment for cost method investments classified within securities available for sale.
In fourth quarter 2010, FHN exercised clean up calls on eight first lien mortgage proprietary securitization trusts. In accordance with accounting requirements, FHN initially recognized the associated loans at fair value. Fair value was primarily determined through reference to observable inputs, including current market prices for similar loans. Since these loans were from the 2002 and 2003 vintages, adjustments were made for the higher yields and lower credit risk associated with the loans in comparison to more currently originated loans being sold. This resulted in recognition of a small premium for the called loans.
In 2009, FHN recognized goodwill impairment of  $14.3 million related to the disposition of FTN ECM. In accordance with accounting requirements, FHN allocated a portion of the goodwill from the applicable reporting unit to the asset group held for disposal in determining the carrying value of the disposal group. In determining the amount of impairment, FHN compared the carrying value of the disposal group to the estimated value of the contracted sale price, which primarily included observable inputs in the form of financial asset values but which also included certain non-observable inputs related to the estimated values of post-transaction contingencies. Thus, this measurement was considered a Level 3 valuation. Impairment of goodwill was recognized for the excess of the carrying amount over the fair value of the disposal group. During first quarter 2010, the sale failed to close and FHN exited this business through an immediate cessation of operations resulting in an additional goodwill impairment of  $3.3 million, which represented all remaining goodwill attributable to FTN ECM.
In first quarter 2008, FHN recognized a lower of cost or market reduction in value of  $36.2 million on its warehouse of trust preferred loans, which was classified within level 3 for loans held for sale at March 31, 2008. The determination of estimated market value for the warehouse was based on a hypothetical securitization transaction for the warehouse as a whole. FHN used observable data related to prior securitization transactions as well as changes in credit spreads in the collateralized debt obligation (CDO) market since the most recent transaction. FHN also incorporated significant internally developed assumptions within its valuation of the warehouse, including estimated prepayments and estimated defaults. In accordance with ASC 820, FHN excluded transaction costs related to the hypothetical securitization in determining fair value.
In second quarter 2008, FHN designated its trust preferred warehouse as held to maturity. Accordingly, these loans were excluded from loans held for sale in the nonrecurring measurements table as of December 31, 2008. In conjunction with the transfer of these loans to held to maturity status, FHN performed a lower of cost or market analysis on the date of transfer. This analysis was based on the pricing of market transactions involving securities similar to those held in the trust preferred warehouse with consideration given, as applicable, to any differences in characteristics of the market transactions, including issuer credit quality, call features and term. As a result of the lower of cost or market analysis, FHN determined that its existing valuation of the trust preferred warehouse was appropriate.
In 2008, FHN recognized a lower of cost or market reduction in value of  $26.8 million relating to mortgage warehouse loans. Approximately  $19 million was attributable to increased repurchases, delinquencies, or aging of loans. The market values for these loans were estimated using historical sales prices for these type loans, adjusted for incremental price concessions that a third party investor was assumed to require due to tightening credit markets and deteriorating housing prices. These assumptions were based on published information about actual and projected deteriorations in the housing market as well as changes in credit spreads. The remaining reduction was primarily attributable to lower investor prices, due primarily to credit spread widening. This reduction was calculated by comparing the total fair value of loans (using the same methodology that is used for fair value option loans) to carrying value for the aggregate population of loans that were not delinquent or aged.
Fair Value Option
FHN elected the fair value option on a prospective basis for almost all types of mortgage loans originated for sale purposes under the Financial Instruments Topic (“ASC 825”). FHN determined that the election reduced certain timing differences and better matched changes in the value of such loans with changes in the value of derivatives used as economic hedges for these assets at the time of election. After the 2008 divestiture of certain mortgage banking operations and the significant decline of mortgage loans originated for sale, FHN discontinued hedging the mortgage warehouse.
Repurchased loans are recognized within loans held-for-sale at fair value at the time of repurchase, which includes consideration of the credit status of the loans and the estimated liquidation value. FHN has elected to continue recognition of these loans at fair value in periods subsequent to reacquisition. Due to the credit-distressed nature of the vast majority of repurchased loans and the related loss severities experienced upon repurchase, FHN believes that the fair value election provides a more timely recognition of changes in value for these loans that occur subsequent to repurchase. Absent the fair value election, these loans would be subject to valuation at the lower of cost or market value, which would prevent subsequent values from exceeding the initial fair value determined at the time of repurchase but would require recognition of subsequent declines in value. Thus, the fair value election provides for a more timely recognition of any potential future recoveries in asset values while not affecting the requirement to recognize subsequent declines in value.
Prior to 2010, FHN transferred certain servicing assets in transactions that did not qualify for sale treatment due to certain recourse provisions. The associated proceeds are recognized within other short-term borrowings and commercial paper in the Consolidated Statements of Condition as of December 31, 2010 and 2009. Since the servicing assets are recognized at fair value and changes in the fair value of the related financing liabilities will exactly mirror the change in fair value of the associated servicing assets, management elected to account for the financing liabilities at fair value. Since the servicing assets have already been delivered to the buyer, the fair value of the financing liabilities associated with the transaction does not reflect any instrument-specific credit risk.
The following table reflects the differences between the fair value carrying amount of mortgages held for sale measured at fair value in accordance with management’s election and the aggregate unpaid principal amount FHN is contractually entitled to receive at maturity.

	December 31, 2010
			Fair value carrying
	Fair value	Aggregate unpaid	amount less aggregate
(Dollars in thousands)	carrying amount	principal	unpaid principal

Loans held for sale reported at fair value:
Total loans	$247,955	$313,199	$(65,244)
Nonaccrual loans	36,768	74,285	(37,517)
Loans 90 days or more past due and still accruing	10,372	26,372	(16,000)

	December 31, 2009
			Fair value carrying
	Fair value	Aggregate	amount less aggregate
(Dollars in thousands)	carrying amount	unpaid principal	unpaid principal

Loans held for sale reported at fair value:
Total loans	$230,146	$277,400	$(47,254)
Nonaccrual loans	15,988	34,469	(18,481)
Loans 90 days or more past due and still accruing	8,026	16,765	(8,739)

Assets and liabilities accounted for under the fair value election are initially measured at fair value with subsequent changes in fair value recognized in earnings. Such changes in the fair value of assets and liabilities for which FHN elected the fair value option are included in current period earnings with classification in the income statement line item reflected in the following table:

	Twelve Months Ended
	December 31
(Dollars in thousands)	2010	2009	2008

Changes in fair value included in net income:
Mortgage banking noninterest income
Loans held for sale	$(17,991)	$(8,236)	$(21,870)
Other short-term borrowings and commercial paper	(12,353)	11,705	(19,974)
Estimated changes in fair value due to credit risk (loans held for sale)	(19,517)	(19,771)	(21,865)

Certain previously reported amounts have been reclassified to agree with current presentaion.
For the twelve month period ended December 31, 2009 and 2008, the amounts for loans held for sale include  $13.7 million, and  $21.9 million, respectively, of losses included in pretax earnings that are attributable to changes in instrument-specific credit risk. During 2010, this amount was immaterial. The portion of the fair value adjustments related to credit risk was determined based on both a quality adjustment for delinquencies and the full credit spread on the non-conforming loans.
Interest income on mortgage loans held for sale measured at fair value is calculated based on the note rate of the loan and is recorded in the interest income section of the Consolidated Statements of Income as interest on loans held for sale.
Determination of Fair Value
In accordance with ASC 820-10-35, fair values are based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The following describes the assumptions and methodologies used to estimate the fair value of financial instruments and MSR recorded at fair value in the Consolidated Statements of Condition and for estimating the fair value of financial instruments for which fair value is disclosed under ASC 825-10-50.
Short-term financial assets. Federal funds sold, securities purchased under agreements to resell, and interest bearing deposits with other financial institutions are carried at historical cost. The carrying amount is a reasonable estimate of fair value because of the relatively short time between the origination of the instrument and its expected realization.
Trading securities and trading liabilities. Trading securities and trading liabilities are recognized at fair value through current earnings. Trading inventory held for broker-dealer operations is included in trading securities and trading liabilities. Broker-dealer long positions are valued at bid price in the bid-ask spread. Short positions are valued at the ask price. Inventory positions are valued using observable inputs including current market transactions, LIBOR and U.S. treasury curves, credit spreads, and consensus prepayment speeds.
Trading securities also include retained interests in prior securitizations that qualify as financial assets, which may include certificated residual interests, excess interest (structured as interest-only strips), principal-only strips, or subordinated bonds. Residual interests represent rights to receive earnings to the extent of excess income generated by the underlying loans. Excess interest represents rights to receive interest from serviced assets that exceed contractually specified rates. Principal-only strips are principal cash flow tranches, and interest-only strips are interest cash flow tranches. Subordinated bonds are bonds with junior priority. All financial assets retained from a securitization are recognized on the Consolidated Statements of Condition in trading securities at fair value with realized and unrealized gains and losses included in current earnings as a component of noninterest income on the Consolidated Statements of Income.
The fair value of excess interest is determined using prices from closely comparable assets such as MSR that are tested against prices determined using a valuation model that calculates the present value of estimated future cash flows. Inputs utilized in valuing excess interest are consistent with those used to value the related MSR. The fair value of excess interest typically changes based on changes in the discount rate and differences between modeled prepayment speeds and credit losses and actual experience. FHN uses assumptions in the model that it believes are comparable to those used by brokers and other service providers. FHN also periodically compares its estimates of fair value and assumptions with brokers, service providers, recent market activity, and against its own experience.
The fair value of certificated residual interests was determined using a valuation model that calculates the present value of estimated future cash flows. Inputs utilized in valuing residual interests are generally consistent with those used to value the related MSR. However, due to the lack of market information for residual interests, at December 31, 2009, FHN applied an internally-developed assumption about the yield that a market participant would require in determining the discount rate for its residual interests. The fair value of residual interests typically changes based on changes in the discount rate and differences between modeled prepayment speeds and credit losses and actual experience. All residual interests were removed from the balance sheet upon adoption of ASU 2009-17 on January 1, 2010.
In some instances, FHN retained interests in the loans it securitized by retaining certificated principal only strips or subordinated bonds. Subsequent to the August 2008 reduction of mortgage banking operations, FHN uses observable inputs such as trades of similar instruments, yield curves, credit spreads, and consensus prepayment speeds to determine the fair value of principal only strips. Previously, FHN used the market prices from comparable assets such as publicly traded FNMA trust principal only strips that were adjusted to reflect the relative risk difference between readily marketable securities and privately issued securities in valuing the principal only strips. The fair value of subordinated bonds was determined using the best available market information, which included trades of comparable securities, independently provided spreads to other marketable securities, and published market research. Where no market information was available, the company utilized an internal valuation model. As of December 31, 2009, no market information was available, and the subordinated bonds were valued using an internal discounted cash flow model, which included assumptions about timing, frequency and severity of loss, prepayment speeds of the underlying collateral, and the yield that a market participant would require. All subordinated bonds were removed from the balance sheet upon adoption of ASU 2009-17 on January 1, 2010.
Securities available for sale. Securities available for sale includes the investment portfolio accounted for as available for sale under ASC 320-10-25, federal bank stock holdings, short-term investments in mutual funds, and venture capital investments. Valuations of available-for-sale securities are performed using observable inputs obtained from market transactions in similar securities. Typical inputs include LIBOR and U.S. treasury curves, consensus prepayment estimates, and credit spreads. When available, broker quotes are used to support these valuations. Certain government agency debt obligations with limited trading activity are valued using a discounted cash flow model that incorporates a combination of observable and unobservable inputs. Primary observable inputs include contractual cash flows and the treasury curve. Significant unobservable inputs include estimated trading spreads and estimated prepayment speeds.
Stock held in the Federal Reserve Bank and Federal Home Loan Banks are recognized at historical cost in the Consolidated Statements of Condition which is considered to approximate fair value. Short-term investments in mutual funds are measured at the funds’ reported closing net asset values. Venture capital investments are typically measured using significant internally generated inputs including adjustments to referenced transaction values and discounted cash flows analysis.
Loans held for sale. In conjunction with the adoption of the provisions of the FASB codification update to ASC 820-10 in second quarter 2009, FHN revised its methodology for determining the fair value of certain loans within its mortgage warehouse. FHN now determines the fair value of the applicable loans using a discounted cash flow model using observable inputs, including current mortgage rates for similar products, with adjustments for differences in loan characteristics reflected in the model’s discount rates. For all other loans held in the warehouse (and in prior periods for the loans converted to the discounted cash flow methodology), the fair value of loans whose principal market is the securitization market is based on recent security trade prices for similar products with a similar delivery date, with necessary pricing adjustments to convert the security price to a loan price. Loans whose principal market is the whole loan market are priced based on recent observable whole loan trade prices or published third party bid prices for similar product, with necessary pricing adjustments to reflect differences in loan characteristics. Typical adjustments to security prices being valued for whole loan prices include adding the value of MSR to the security price or to the whole loan price if FHN’s mortgage loan is servicing retained, adjusting for interest in excess of (or less than) the required coupon or note rate, adjustments to reflect differences in the characteristics of the loans being valued as compared to the collateral of the security or the loan characteristics in the benchmark whole loan trade, adding interest carry, reflecting the recourse obligation that will remain after sale, and adjusting for changes in market liquidity or interest rates if the benchmark security or loan price is not current. Additionally, loans that are delinquent or otherwise significantly aged are discounted to reflect the less marketable nature of these loans.
Loans held for sale also includes loans made by the Small Business Administration (“SBA”). The fair value of SBA loans is determined using an expected cash flow model that utilizes observable inputs such as the spread between LIBOR and prime rates, consensus prepayment speeds, and the treasury curve. The fair value of other non-mortgage loans held for sale is approximated by their carrying values based on current transaction values.
Loans, net of unearned income. Loans, net of unearned income are recognized at the amount of funds advanced, less charge-offs and an estimation of credit risk represented by the allowance for loan losses. The fair value estimates for disclosure purposes differentiate loans based on their financial characteristics, such as product classification, loan category, pricing features, and remaining maturity.
The fair value of floating rate loans is estimated through comparison to recent market activity in loans of similar product types, with adjustments made for differences in loan characteristics. In situations where market pricing inputs are not available, fair value is considered to approximate book value due to the monthly repricing for commercial and consumer loans, with the exception of floating rate 1-4 family residential mortgage loans which reprice annually and will lag movements in market rates. The fair value for floating rate 1-4 family mortgage loans is calculated by discounting future cash flows to their present value. Future cash flows are discounted to their present value by using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same time period.
Prepayment assumptions based on historical prepayment speeds and industry speeds for similar loans have been applied to the floating rate 1-4 family residential mortgage portfolio.
The fair value of fixed rate loans is estimated through comparison to recent market activity in loans of similar product types, with adjustments made for differences in loan characteristics. In situations where market pricing inputs are not available, fair value is estimated by discounting future cash flows to their present value. Future cash flows are discounted to their present value by using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same time period. Prepayment assumptions based on historical prepayment speeds and industry speeds for similar loans have been applied to the fixed rate mortgage and installment loan portfolios.
Individually impaired commercial loans are measured using either a discounted cash flow methodology or the estimated fair value of the underlying collateral less costs to sell, if the loan is considered collateral-dependent. In accordance with accounting standards, the discounted cash flow analysis utilizes the loan’s effective interest rate for discounting expected cash flow amounts. Thus, this analysis is not considered a fair value measurement in accordance with ASC 820. However, the results of this methodology are considered to approximate fair value for the applicable loans. Expected cash flows are derived from internally-developed inputs primarily reflecting expected default rates on contractual cash flows.
For loans measured using the estimated fair value of collateral less costs to sell, fair value is estimated using appraisals of the collateral. Collateral values are monitored and additional write-downs are recognized if it is determined that the estimated collateral values have declined further. Estimated costs to sell are based on current amounts of disposal costs for similar assets. Carrying value is considered to reflect fair value for these loans.
Mortgage servicing rights. FHN recognizes all classes of MSR at fair value. Since sales of MSR tend to occur in private transactions and the precise terms and conditions of the sales are typically not readily available, there is a limited market to refer to in determining the fair value of MSR. As such, FHN primarily relies on a discounted cash flow model to estimate the fair value of its MSR. This model calculates estimated fair value of the MSR using predominant risk characteristics of MSR such as interest rates, type of product (fixed vs. variable), age (new, seasoned, or moderate), agency type and other factors. FHN uses assumptions in the model that it believes are comparable to those used by brokers and other service providers. FHN also periodically compares its estimates of fair value and assumptions with brokers, service providers, recent market activity, and against its own experience.
Derivative assets and liabilities. For forwards and futures contracts used to hedge the value of servicing assets currently hedged and the mortgage warehouse which was hedged prior to the 2008 divestiture, fair values are based on current transactions involving identical securities. These contracts are exchange-traded and thus have no credit risk factor assigned as the risk of non-performance is limited to the clearinghouse used.
Valuations of other derivatives (primarily interest rate related swaps, swaptions, caps, and collars) are based on inputs observed in active markets for similar instruments. Typical inputs include the LIBOR curve, option volatility, and option skew. Credit risk is mitigated for these instruments through the use of mutual margining and master netting agreements as well as collateral posting requirements. Any remaining credit risk related to interest rate derivatives is considered in determining fair value through evaluation of additional factors such as customer loan grades and debt ratings.
In conjunction with the sale of a portion of its Visa Class B shares in December 2010, FHN and the purchaser entered into a derivative transaction whereby FHN will make, or receive, cash payments whenever the conversion ratio of the Visa Class B shares into Visa Class A shares is adjusted. The fair value of this derivative has been determined using a discounted cash flow methodology for estimated future cash flows determined through use of probability weighted scenarios for multiple estimates of Visa’s aggregate exposure to covered litigation matters, which include consideration of amounts funded by Visa into its escrow account for the covered litigation matters. Since this estimation process required application of judgment in developing significant unobservable inputs used to determine the possible outcomes and the probability weighting assigned to each scenario, this derivative has been classified within Level 3 in fair value measurements disclosures.
Real estate acquired by foreclosure. Real estate acquired by foreclosure primarily consists of properties that have been acquired in satisfaction of debt. These properties are carried at the lower of the outstanding loan amount or estimated fair value less estimated costs to sell the real estate. Estimated fair value is determined using appraised values with subsequent adjustments for deterioration in values that are not reflected in the most recent appraisal. Real estate acquired by foreclosure also includes properties acquired in compliance with HUD servicing guidelines which are carried at the estimated amount of the underlying government assurance or guarantee.
Nonearning assets. For disclosure purposes, nonearning assets include cash and due from banks, accrued interest receivable, and capital markets receivables. Due to the short-term nature of cash and due from banks, accrued interest receivable, and capital markets receivables, the fair value is approximated by the book value.
Other assets. For disclosure purposes, other assets consist of investments in low income housing partnerships and deferred compensation assets that are considered financial assets. Investments in low income housing partnerships are written down to estimated fair value quarterly based on the estimated value of the associated tax credits. Deferred compensation assets are recognized at fair value, which is based on quoted prices in active markets.
Defined maturity deposits. The fair value is estimated by discounting future cash flows to their present value. Future cash flows are discounted by using the current market rates of similar instruments applicable to the remaining maturity. For disclosure purposes, defined maturity deposits include all certificates of deposit and other time deposits.
Undefined maturity deposits. In accordance with ASC 825, the fair value is approximated by the book value. For disclosure purposes, undefined maturity deposits include demand deposits, checking interest accounts, savings accounts, and money market accounts.
Short-term financial liabilities. The fair value of federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings and commercial paper are approximated by the book value. The carrying amount is a reasonable estimate of fair value because of the relatively short time between the origination of the instrument and its expected realization. Other short-term borrowings and commercial paper includes a liability associated with transfers of mortgage servicing rights that did not qualify for sale accounting. This liability is accounted for at elected fair value, which is measured consistent with the related MSR, as previously described.
Term borrowings. The fair value is based on quoted market prices or dealer quotes for the identical liability when traded as an asset. When pricing information for the identical liability is not available, relevant prices for similar debt instruments are used with adjustments being made to the prices obtained for differences in characteristics of the debt instruments. If no relevant pricing information is available, the fair value is approximated by the present value of the contractual cash flows discounted by the investor’s yield which considers FHN’s and FTBNA’s debt ratings.
Other noninterest-bearing liabilities. For disclosure purposes, other noninterest-bearing liabilities include accrued interest payable and capital markets payables. Due to the short-term nature of these liabilities, the book value is considered to approximate fair value.
Loan commitments. Fair values are based on fees charged to enter into similar agreements taking into account the remaining terms of the agreements and the counterparties’ credit standing.
Other commitments. Fair values are based on fees charged to enter into similar agreements.
The following fair value estimates are determined as of a specific point in time utilizing various assumptions and estimates. The use of assumptions and various valuation techniques, as well as the absence of secondary markets for certain financial instruments, will likely reduce the comparability of fair value disclosures between financial institutions. Due to market illiquidity, the fair values for loans, net of unearned income, loans held for sale, and long-term debt as of December 31, 2010 and 2009, involve the use of significant internally-developed pricing assumptions for certain components of these line items. These assumptions are considered to reflect inputs that market participants would use in transactions involving these instruments as of the measurement date. Assets and liabilities that are not financial instruments (including MSR) have not been included in the following table such as the value of long-term relationships with deposit and trust customers, premises and equipment, goodwill and other intangibles, deferred taxes, and certain other assets and other liabilities. Accordingly, the total of the fair value amounts does not represent, and should not be construed to represent, the underlying value of the company.
The following table summarizes the book value and estimated fair value of financial instruments recorded in the Consolidated Statements of Condition as well as unfunded commitments as of December 31, 2010 and 2009.

	December 31, 2010		December 31, 2009
	Book	Fair	Book	Fair
(Dollars in thousands)	Value	Value	Value	Value

Assets:
Loans, net of unearned income and allowance for loan losses	$16,117,773	$15,196,341	$17,226,970	$16,070,150
Short-term financial assets	942,129	942,129	992,183	992,183
Trading securities	769,750	769,750	699,900	699,900
Loans held for sale	375,289	375,289	452,501	452,501
Securities available for sale	3,031,930	3,031,930	2,694,468	2,694,468
Derivative assets	303,660	303,660	248,628	248,628
Other assets	112,788	112,788	133,583	133,583
Nonearning assets	574,710	574,710	892,927	892,927

Liabilities:
Deposits:
Defined maturity	$1,952,745	$2,007,147	$2,455,936	$2,522,334
Undefined maturity	13,255,486	13,255,486	12,411,279	12,411,279

Total deposits	15,208,231	15,262,633	14,867,215	14,933,613
Trading liabilities	361,920	361,920	293,387	293,387
Short-term financial liabilities	2,295,643	2,295,643	3,636,111	3,636,111
Term borrowings	3,228,070	2,893,938	2,891,133	2,385,949
Derivative liabilities	215,220	215,220	179,422	179,422
Other noninterest-bearing liabilities	103,951	103,951	338,161	338,161

	Contractual	Fair	Contractual	Fair
	Amount	Value	Amount	Value

Unfunded Commitments:
Loan commitments	$7,903,537	$1,060	$8,370,960	$1,172
Standby and other commitments	487,578	6,021	540,858	5,612

Loan Sales and Securitizations	12 Months Ended
Dec. 31, 2010
Loan Sales and Securitizations [Abstract]
Loan Sales and Securitizations
Note 23 — Loan Sales and Securitizations
Historically, FHN utilized loan sales and securitizations as a significant source of liquidity for its mortgage banking operations. With FHN’s shift to originations of mortgages within its regional banking footprint following the sale of national mortgage origination offices, loan sale and securitization activity has significantly decreased. Generally, FHN no longer retains financial interests in any loans it transfers to third parties. During 2010, FHN transferred  $.8 billion of single-family residential mortgage loans in whole loan sales resulting in  $7.2 million of net pre-tax gains. In 2009 and 2008, FHN transferred  $1.3 billion and  $19.5 billion, respectively, of residential mortgage loans and HELOC in whole loan sales or proprietary securitizations resulting in net pre-tax gains of  $16.1 million and  $237.1 million, respectively.
Retained Interests
Interests retained from prior loan sales, including GSE securitizations, typically included MSR and excess interest. Interests retained from proprietary securitizations included MSR and various financial assets (see discussion below). MSR were initially valued at fair value and the remaining retained interests were initially valued by allocating the remaining cost basis of the loan between the security or loan sold and the remaining retained interests based on their relative fair values at the time of sale or securitization.
In certain cases, FHN continues to service and receive servicing fees related to the transferred loans. Generally, FHN received annual servicing fees approximating .29 percent in 2010, .28 percent in 2009, and .27 percent in 2008, of the outstanding balance of underlying single-family residential mortgage loans. FHN received annual servicing fees approximating .50 percent in 2010, 2009, and 2008, of the outstanding balance of underlying loans for HELOC and home equity loans transferred. MSR related to loans transferred and serviced by FHN, as well as MSR related to loans serviced by FHN and transferred by others, are discussed further in Note 6 — Mortgage Servicing Rights. There were no significant additions to MSR in 2010 or 2009.
Other financial assets retained in proprietary or GSE securitizations may include certificated residual interests, excess interest (structured as interest-only strips), interest-only strips, principal-only strips, or subordinated bonds. Residual interests represent rights to receive earnings to the extent of excess income generated by the underlying loans. Excess interest represents rights to receive interest from serviced assets that exceed contractually specified rates. Principal-only strips are principal cash flow tranches and interest-only strips are interest cash flow tranches. Subordinated bonds are bonds with junior priority. All financial assets retained from off balance sheet securitizations are recognized on the Consolidated Statements of Condition in trading securities at fair value with realized and unrealized gains and losses included in current earnings as a component of noninterest income on the Consolidated Statements of Income. In first quarter 2010, in conjunction with the adoption of amendments to ASC 810, FHN consolidated certain proprietary securitization trusts for which residual interests and subordinated bonds were held. Accordingly, these amounts were removed from the Consolidated Statements of Condition as of January 1, 2010. Additionally, in fourth quarter 2009, FHN sold  $49.0 million of excess interest.
The sensitivity of the fair value of all retained or purchased MSR to immediate 10 percent and 20 percent adverse changes in assumptions on December 31, 2010 and 2009 are as follows:

	December 31, 2010			December 31, 2009
(Dollars in thousands	First	Second		First	Second
except for annual cost to service)	Liens	Liens	HELOC	Liens	Liens	HELOC

Fair value of retained interests	$203,812	$262	$3,245	$296,115	$1,174	$5,322
Weighted average life (in years)	4.3	2.8	2.5	4.4	2.2	2.4

Annual prepayment rate	20.1%	27.0%	31.2%	18.7%	34.5%	30.6%
Impact on fair value of 10% adverse change	$(10,139)	$(31)	$(249)	$(15,326)	$(40)	$(163)
Impact on fair value of 20% adverse change	(19,420)	(59)	(476)	(29,346)	(81)	(326)

Annual discount rate on servicing cash flows	11.6%	14.0%	18.0%	11.7%	16.0%	18.0%
Impact on fair value of 10% adverse change	$(5,756)	$(14)	$(96)	$(8,678)	$(19)	$(96)
Impact on fair value of 20% adverse change	(11,149)	(28)	(185)	(16,800)	(38)	(192)

Annual cost to service (per loan)	$121	$50	$50	$119	$50	$50
Impact on fair value of 10% adverse change	(5,003)	(16)	(52)	(7,223)	(59)	(266)
Impact on fair value of 20% adverse change	(9,978)	(32)	(104)	(14,410)	(117)	(532)

Annual earnings on escrow	1.4%	—	—	2.5%	3.5%	3.5%
Impact on fair value of 10% adverse change	$(2,102)	—	—	$(4,488)	$(1)	$(28)
Impact on fair value of 20% adverse change	(4,204)	—	—	(8,982)	(3)	(56)

The sensitivity of the fair value of other retained interests to immediate 10 percent and 20 percent adverse changes in assumptions on December 31, 2010 and 2009 are as follows:

					Residual	Residual
	Excess				Interest	Interest
(Dollars in thousands	Interest	Certificated		Subordinated	Certificates	Certificates
except for annual cost to service)	IO	PO	IO	Bonds	2nd Liens	HELOC

December 31, 2010
Fair value of retained interests	$26,237	$8,992	NM	N/A	N/A	N/A
Weighted average life (in years)	4.5	5.0	NM	N/A	N/A	N/A

Annual prepayment rate	17.2%	23.4%	NM	N/A	N/A	N/A
Impact on fair value of 10% adverse change	$(1,159)	$(471)	NM	N/A	N/A	N/A
Impact on fair value of 20% adverse change	(2,241)	(934)	NM	N/A	N/A	N/A

Annual discount rate on residual cash flows	13.0%	22.5%	NM	N/A	N/A	N/A
Impact on fair value of 10% adverse change	$(1,084)	$(373)	NM	N/A	N/A	N/A
Impact on fair value of 20% adverse change	(2,076)	(716)	NM	N/A	N/A	N/A

December 31, 2009
Fair value of retained interests	$51,035	$10,013	$265	$1,130	$2,291	$1,269
Weighted average life (in years)	4.8	5.3	7.8	3.1	2.7	2.4

Annual prepayment rate	15.6%	22.6%	10.3%	7.5%	26.3%	28.0%
Impact on fair value of 10% adverse change	$(2,398)	$(394)	$(8)	$(23)	$(32)	$(182)
Impact on fair value of 20% adverse change	(4,650)	(782)	(21)	(46)	(59)	(301)

Annual discount rate on residual cash flows (a)	10.3%	23.8%	34.6%	225.6%	34.9%	32.9%
Impact on fair value of 10% adverse change	$(2,199)	$(515)	$(17)	$(77)	$(109)	$(207)
Impact on fair value of 20% adverse change	(4,204)	(1,050)	(33)	(147)	(206)	(373)

NM — Amount is not meaningful.

(a)	For subordinated bonds, rate used is the actual bond yield.
These sensitivities are hypothetical and should not be considered predictive of future performance. As the figures indicate, changes in fair value based on a 10 percent variation in assumptions cannot necessarily be extrapolated because the relationship between the change in assumption and the change in fair value may not be linear. Also, the effect on the fair value of the retained interest caused by a particular assumption variation is calculated independently from all other assumption changes. In reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities. Furthermore, the estimated fair values, as disclosed, should not be considered indicative of future earnings on these assets.
For the years ended December 31, 2010, 2009, and 2008, cash flows received and paid related to loan sales and securitizations were as follows:

(Dollars in thousands)	2010	2009	2008

Proceeds from initial sales and securitizations	$837,905	$1,320,538	$19,543,829
Servicing fees retained (a)	95,902	132,799	249,122
Purchases of GNMA guaranteed mortgages	76,678	18,225	103,436
Purchases of previously transferred financial assets(b)(c)	458,337	302,043	9,152
Other cash flows received on retained interests	10,783	63,994	47,306

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Includes servicing fees on MSR associated with loan sales and purchased MSR.
(b)	Includes repurchases of both delinquent and performing loans, foreclosed assets, and make-whole payments for economic losses incurred by purchaser.

(c)	2010 includes $175 million related to clean-up calls exercised by FHN in fourth quarter.
As of December 31, 2010, the principal amount of loans transferred through loan sales and securitizations and other loans managed with them, the principal amount of delinquent loans, and the net credit losses during 2010 are as follows:

	Total Principal	Principal Amount	Net Credit
(Dollars in thousands)	Amount of Loans	of Delinquent Loans(a)	Losses (b)
			For the year ended
	On December 31, 2010		December 31, 2010
Type of loan:
Real estate residential	$22,373,312	$1,076,908	$570,682

Total loans managed or transferred (c)	$22,373,312	$1,076,908	$570,682

Loans sold	(14,578,430)
Loans held for sale	(332,913)

Loans held in portfolio	$7,461,969

(a)	Loans 90 days or more past due include $39.9 million of GNMA guaranteed mortgages.

(b)	Principal amount of loans securitized and sold includes $10.9 billion of loans securitized through GNMA, FNMA, or FHLMC. FHN retains interests other than servicing rights on a portion of these securitized loans. No delinquency or net credit loss data is included for the loans securitized through FNMA or FHMLC because these agencies retain credit risk. The remainder of loans securitized and sold were securitized through proprietary trusts, where FHN retained interests other than servicing rights. See Note 18 - Restrictions, Contingencies, and Other Disclosure for discussion related to repurchase obligations for loans transferred to GSEs and private investors.

(c)	Other than loans transferred to GSE, loans are real estate residential loans in which FHN has a retained interest other than servicing rights.
As of December 31, 2009, the principal amount of loans transferred through loan sales and securitizations and other loans managed with them, the principal amount of delinquent loans, and the net credit losses during 2009 are as follows:

	Total Principal	Principal Amount	Net Credit
(Dollars in thousands)	Amount of Loans	of Delinquent Loans (a)	Losses (b)
			For the year ended
	On December 31, 2009		December 31, 2009
Type of loan:
Real estate residential	$32,821,231	$960,307	$504,225

Total loans managed or transferred (c)	$32,821,231	$960,307	$504,225

Loans sold	(24,472,150)
Loans held for sale	(331,979)

Loans held in portfolio	$8,017,102

(a)	Loans 90 days or more past due include $40.0 million of GNMA guaranteed mortgages.

(b)	Principal amount of loans securitized and sold includes $19.5 billion of loans securitized through GNMA, FNMA or FHLMC. FHN retains interests other than servicing rights on a portion of these securitized loans. No delinquency or net credit loss data is included for the loans securitized through FNMA or FHMLC because these agencies retain credit risk. The remainder of loans securitized and sold were securitized through proprietary trusts, where FHN retained interests other than servicing rights. See Note 18 - Restrictions, Contingencies, and Other Disclosure for discussion related to repurchase obligations for loans transferred to GSEs and private investors.

(c)	Other than loans transferred to GSE, loans are real estate residential loans in which FHN has a retained interest other than servicing rights.
Secured Borrowings. FTBNA executed several securitizations of retail real estate residential loans for the purpose of engaging in secondary market financing. Since the related trusts did not qualify as QSPE under the applicable accounting rules at that time and since the cash flows on the loans are pledged to the holders of the trusts’ securities, FTBNA recognized the proceeds as secured borrowings in accordance with ASC’s Transfers and Servicing Topic (“ASC 860-10-50”). With the prospective adoption of ASU 2009-17 in first quarter 2010, all amounts related to consolidated proprietary securitization trusts have been included in restricted balances on the Consolidated Statements of Condition. On December 31, 2009, FTBNA recognized  $654.6 million of loans net of unearned income and  $650.4 million of other collateralized borrowings on the Consolidated Statements of Condition related to consolidated proprietary securitizations of retail real estate residential loans.
In 2007, FTBNA executed a securitization of certain small issuer trust preferred for which the underlying trust did not qualify as a sale under ASC 860. Therefore, FTNBA has accounted for the funds received through the securitization as a secured borrowing. On December 31, 2010, FTBNA had  $112.5 million of loans net of unearned income,  $1.7 million of trading securities, and  $51.2 million of term borrowings on the Consolidated Statements of Condition related to this transaction. On December 31, 2009, FTBNA had  $112.5 million of loans net of unearned income,  $1.7 million of trading securities, and  $50.1 million of other collateralized borrowings on the Consolidated Statements of Condition related to this transaction. See Note 24 — Variable Interest Entities for additional information.

Variable Interest Entities	12 Months Ended
Dec. 31, 2010
Variable Interest Entities [Abstract]
Variable Interest Entities
Note 24 — Variable Interest Entities
Effective January 1, 2010, FHN adopted the provisions of ASU 2009-16 and ASU 2009-17. The provisions of ASU 2009-16 updates ASC 860, “Transfers and Servicing,” to provide for the removal of the qualifying special purpose entity (“QSPE”) concept from GAAP, resulting in these entities being considered variable interest entities (“VIE”) which must be evaluated for consolidation on and after its effective date. The provisions of ASU 2009-17 amends ASC 810, “Consolidation,” to revise the criteria for determining the primary beneficiary of a VIE by replacing the quantitative-based risks and rewards test previously required with a qualitative analysis. The updated provisions of ASC 810 clarify that a VIE exists when the equity investors, as a group, lack either (1) the power through voting rights, or similar rights, to direct the activities of an entity that most significantly impact the entity’s economic performance, (2) the obligation to absorb the expected losses of the entity, (3) the right to receive the expected residual returns of the entity, or (4) when the equity investors, as a group, do not have sufficient equity at risk for the entity to finance its activities by itself. A variable interest is a contractual ownership, or other interest, that fluctuates with changes in the fair value of the VIE’s net assets exclusive of variable interests. Under ASC 810, as amended, FHN is deemed to be the primary beneficiary and required to consolidate a VIE if it has a variable interest in the VIE that provides it with a controlling financial interest. For such purposes, the determination of whether a controlling financial interest exists is based on whether a single party has both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant. As amended, ASC 810, requires continual reconsideration of conclusions reached regarding which interest holder is a VIE’s primary beneficiary. The consolidation methodology provided in this footnote for the year ended December 31, 2010, has been prepared in accordance with ASC 810 as amended by ASU 2009-17.
Prior to the adoption of the provisions of the Codification update to ASC 810 in first quarter 2010, FHN was deemed to be the primary beneficiary and required to consolidate a VIE if it had a variable interest that would absorb the majority of the VIE’s expected losses, receive the majority of expected residual returns, or both. A VIE existed when equity investors did not have the characteristics of a controlling financial interest or did not have sufficient equity at risk for the entity to finance its activities by itself. Expected losses and expected residual returns were measures of variability in the expected cash flow of a VIE. Reconsideration of conclusions reached regarding which interest holder was a VIE’s primary beneficiary was required only upon the occurrence of certain specified events. The consolidation methodology provided in this footnote for the year ended December 31, 2009, has been prepared in accordance with the provisions of ASC 810 prior to its amendment by ASU 2009-17.
Year Ended December 31, 2010
Consolidated Variable Interest Entities. FHN holds variable interests in proprietary residential mortgage securitization trusts it established prior to 2008 as a source of liquidity for its mortgage banking and consumer lending operations. Except for recourse due to breaches of standard representations and warranties made by FHN in connection with the sale of the loans to the trusts, the creditors of the trusts hold no recourse to the assets of FHN. Additionally, FHN has no contractual requirements to provide financial support to the trusts. Based on their restrictive nature, the trusts are considered VIE as the holders of equity at risk do not have the power through voting rights or similar rights to direct the activities that most significantly impact the trusts’ economic performance. In situations where the retention of MSR and other retained interests, including residual interests and subordinated bonds, results in FHN potentially absorbing losses or receiving benefits that are significant to the trusts, FHN is considered the primary beneficiary, as it is also assumed to have the power as servicer to most significantly impact the activities of such VIE. Consolidation of the trusts results in the recognition of the trusts’ proceeds as restricted borrowings since the cash flows on the securitized loans can only be used to settle the obligations due to the holders of the trusts’ securities.
FHN has established certain rabbi trusts related to deferred compensation plans offered to its employees. FHN contributes employee cash compensation deferrals to the trusts and directs the underlying investments made by the trusts. The assets of these trusts are available to FHN’s creditors only in the event that FHN becomes insolvent. These trusts are considered VIE because either there is no equity at risk in the trusts or because FHN provided the equity interest to its employees in exchange for services rendered. FHN is considered the primary beneficiary of the rabbi trusts as it has the power to direct the activities that most significantly impact the economic performance of the rabbi trusts through its ability to direct the underlying investments made by the trusts. Additionally, FHN could potentially receive benefits or absorb losses that are significant to the trusts due to its right to receive any asset values in excess of liability payoffs and its obligation to fund any liabilities to employees that are in excess of a rabbi trust’s assets. Under the rules applicable in 2009, these were considered VIE and required consolidation.
The following table summarizes VIE consolidated by FHN as of December 31, 2010:

	On-Balance Sheet	Rabbi Trusts Used for Deferred
	Consumer Loan Securitizations	Compensation Plans
(Dollars in thousands)	Carrying Value	Carrying Value

Assets:
Cash and due from banks	$3,143	N/A
Loans, net of unearned income	757,491	N/A
Less: Allowance for loan losses	47,452	N/A

Total net loans	710,039	N/A

Other assets	19,658	$61,323

Total assets	$732,840	$61,323

Noninterest-bearing deposits	$1,203	N/A
Term borrowings	754,521	N/A
Other liabilities	101	$57,218

Total liabilities	$755,825	$57,218

Nonconsolidated Variable Interest Entities. Since 1997, First Tennessee Housing Corporation (“FTHC”), a wholly-owned subsidiary, has made equity investments as a limited partner in various partnerships that sponsor affordable housing projects utilizing the Low Income Housing Tax Credit (“LIHTC”) pursuant to Section 42 of the Internal Revenue Code. The purpose of these investments is to achieve a satisfactory return on capital and to support FHN’s community reinvestment initiatives. The activities of the limited partnerships include the identification, development, and operation of multi-family housing that is leased to qualifying residential tenants generally within FHN’s primary geographic region. LIHTC partnerships are considered VIE because FTHC, as the holder of the equity investment at risk, does not have the ability to direct the activities that most significantly affect the success of the entity through voting rights or similar rights. While FTHC could absorb losses that are significant to the LIHTC partnerships as it has a risk of loss for its initial capital contributions and funding commitments to each partnership, it is not considered the primary beneficiary of the LIHTC partnerships. The general partners are considered the primary beneficiaries because managerial functions give them the power to direct the activities that most significantly impact the partnerships’ economic performance and the general partners are exposed to all losses beyond FTHC’s initial capital contributions and funding commitments. Under the rules applicable in 2009, investments in LIHTC partnerships were also considered VIE and did not meet requirements for consolidation.
FTBNA holds variable interests in trusts which have issued mandatorily redeemable preferred capital securities (“trust preferreds”) for smaller banking and insurance enterprises. FTBNA has no voting rights for the trusts’ activities. The trusts’ only assets are junior subordinated debentures of the issuing enterprises. The creditors of the trusts hold no recourse to the assets of FTBNA. These trusts meet the definition of a VIE because the holders of the equity investment at risk do not have the power through voting rights, or similar rights, to direct the activities that most significantly impact the trusts’ economic performance. Based on the nature of the trusts’ activities and the size of FTBNA’s holdings, FTBNA could potentially receive benefits or absorb losses that are significant to the trusts regardless of whether a majority of a trust’s securities are held by FTBNA. However, since FTBNA is solely a holder of the trusts’ securities, it has no rights which would give it the power to direct the activities that most significantly impact the trusts’ economic performance and thus it cannot be considered the primary beneficiary of the trusts. FTBNA has no contractual requirements to provide financial support to the trusts. Under the rules applicable in 2009, these trusts were determined to be VIEs and in certain cases, certain trusts met the requirements for consolidation. See additional discussion regarding these trusts in the 2009 section of this footnote.
In 2007, FTBNA executed a securitization of certain small issuer trust preferreds for which the underlying trust meets the definition of a VIE because the holders of the equity investment at risk do not have the power through voting rights, or similar rights, to direct the activities that most significantly impact the entity’s economic performance. FTBNA could potentially receive benefits or absorb losses that are significant to the trust based on the size and priority of the interests it retained in the securities issued by the trust. However, since FTBNA did not retain servicing or other decision making rights, it has determined that it is not the primary beneficiary as it does not have the power to direct the activities that most significantly impact the trust’s economic performance. Accordingly, FTBNA has accounted for the funds received through the securitization as a term borrowing in its Consolidated Statements of Condition as of December 31, 2010. FTBNA has no contractual requirement to provide financial support to the trust. Under the rules applicable in 2009, the trust was considered a VIE and did not meet the requirement for consolidation.
FHN has previously issued junior subordinated debt totaling  $309.3 million to First Tennessee Capital I (“Capital I”) and First Tennessee Capital II (“Capital II”). In first quarter 2011, FHN redeemed all of the subordinated debentures issued to Capital I. As of the end of 2010, both Capital I and Capital II are considered VIE because FHN’s capital contributions to these trusts are not considered “at risk” in evaluating whether the holders of the equity investments at risk in the trusts have the power through voting rights, or similar rights, to direct the activities that most significantly impact the entities’ economic performance. FHN cannot be the trusts’ primary beneficiary because FHN’s capital contributions to the trusts are not considered variable interests as they are not “at risk”. Consequently, Capital I and Capital II are not consolidated by FHN.
FHN holds variable interests in proprietary residential mortgage securitization trusts it established prior to 2008 as a source of liquidity for its mortgage banking operations. Except for recourse due to breaches of standard representations and warranties made by FHN in connection with the sale of the loans to the trusts, the creditors of the trusts hold no recourse to the assets of FHN. Additionally, FHN has no contractual requirements to provide financial support to the trusts. Based on their restrictive nature, the trusts are considered VIE as the holders of equity at risk do not have the power through voting rights, or similar rights, to direct the activities that most significantly impact the trusts’ economic performance. While FHN is assumed to have the power as servicer to most significantly impact the activities of such VIE, in situations where FHN does not potentially participate in significant portions of a securitization trust’s cash flows, it is not considered the primary beneficiary of the trust. Thus, such trusts are not consolidated by FHN.
Prior to third quarter 2008, FHN transferred first lien mortgages to government agencies, or GSE, for securitization and retained MSR and other various interests in certain situations. Except for recourse due to breaches of standard representations and warranties made by FHN in connection with the sale of the loans to the trusts, the creditors of the trusts hold no recourse to the assets of FHN. Additionally, FHN has no contractual requirements to provide financial support to the trusts. The Agencies’ status as Master Servicer and the rights they hold consistent with their guarantees on the securities issued provide them with the power to direct the activities that most significantly impact the trusts’ economic performance. Thus, such trusts are not consolidated by FHN as it is not considered the primary beneficiary even in situations where it could potentially receive benefits or absorb losses that are significant to the trusts.
In relation to certain agency securitizations, FHN purchased the servicing rights on the securitized loans from the loan originator and holds other retained interests. Based on their restrictive nature, the trusts meet the definition of a VIE since the holders of the equity investments at risk do not have the power through voting rights, or similar rights, to direct the activities that most significantly impact the trusts’ economic performance. As the Agencies serve as Master Servicer for the securitized loans and hold rights consistent with their guarantees on the securities issued, they have the power to direct the activities that most significantly impact the trusts’ economic performance. Thus, FHN is not considered the primary beneficiary even in situations where it could potentially receive benefits or absorb losses that are significant to the trusts. FHN has no contractual requirements to provide financial support to the trusts.
FHN holds securities issued by various agency securitization trusts. Based on their restrictive nature, the trusts meet the definition of a VIE since the holders of the equity investments at risk do not have the power through voting rights, or similar rights, to direct the activities that most significantly impact the entities’ economic performance. FHN could potentially receive benefits or absorb losses that are significant to the trusts based on the nature of the trusts’ activities and the size of FHN’s holdings. However, FHN is solely a holder of the trusts’ securities and does not have the power to direct the activities that most significantly impact the trusts’ economic performance, and is not considered the primary beneficiary of the trusts. FHN has no contractual requirements to provide financial support to the trusts.
FHN holds collateralized debt obligations (“CDOs”) issued by various trusts. FHN has no voting rights for the trusts’ activities. The trusts’ only assets are trust preferreds of the issuing banks’ trusts. The trusts associated with the CDOs acquired by FHN meet the definition of a VIE as there are no holders of an equity investment at risk with adequate power to direct the trusts’ activities that most significantly impact the trusts’ economic performance. While FHN could potentially receive benefits or absorb losses that are significant to the trusts, as FHN does not have decision making rights over whether interest deferral is elected by the issuing banks on the junior subordinated debentures that underlie the small issuer trust preferreds, it does not have the power to direct the activities that most significantly impact the trusts’ economic performance. Accordingly, FHN has determined that it is not the primary beneficiary of the associated trusts. FHN has no contractual requirements to provide financial support to the trusts.
For certain troubled commercial loans, FTBNA restructures the terms of the borrower’s debt in an effort to increase the probability of receipt of amounts contractually due. Following a troubled debt restructuring, the borrower entity typically meets the definition of a VIE as the initial determination of whether the entity is a VIE must be reconsidered and economic events have proven that the entity’s equity is not sufficient to permit it to finance its activities without additional subordinated financial support or a restructuring of the terms of its financing. As FTBNA does not have the power to direct the activities that most significantly impact such troubled commercial borrowers’ operations, it is not considered the primary beneficiary even in situations where, based on the size of the financing provided, FTBNA is exposed to potentially significant benefits and losses of the borrowing entity. FTBNA has no contractual requirements to provide financial support to the borrowing entities beyond certain funding commitments established upon restructuring of the terms of the debt that allows for preparation of the underlying collateral for sale.
FHN serves as manager over certain discretionary trusts, for which it makes investment decisions on behalf of the trusts’ beneficiaries in return for a reasonable management fee. The trusts meet the definition of a VIE since the holders of the equity investments at risk do not have the power, through voting rights or similar rights, to direct the activities that most significantly impact the entities’ economic performance. The management fees FHN receives are not considered variable interests in the trusts as all of the requirements related to permitted levels of decision maker fees are met. Therefore, the VIE are not consolidated by FHN because it cannot be the trusts’ primary beneficiary. FHN has no contractual requirements to provide financial support to the trusts.
The following table summarizes VIE that are not consolidated by FHN as of December 31, 2010:

(Dollars in thousands)	Maximum	Liability
Type	Loss Exposure	Recognized	Classification

Low Income Housing Partnerships (a) (b)	$88,923	$—	Other assets
Small Issuer Trust Preferred Holdings (c)	465,157	—	Loans, net of unearned income
On-Balance Sheet Trust Preferred Securitization	62,920	51,241	(d)
Proprietary Trust Preferred Issuances (e)	N/A	309,279	Term borrowings
Proprietary & Agency Residential Mortgage Securitizations	404,282	—	(f)
Holdings of Agency Mortgage-Backed Securities (c)	2,967,845	—	(g)
Short Positions in Agency Mortgage-Backed Securities (e)	N/A	1,804	Trading liabilities
Pooled Trust Preferred Securities (c)	34	—	Trading securities
Commercial Loan Troubled Debt Restructurings (h) (i)	119,353	—	Loans, net of unearned income
Managed Discretionary Trusts (e)	N/A	N/A	N/A

(a)	Maximum loss exposure represents $87.7 million of current investments and $1.3 million of contractual funding commitments. Only the current investment amount is included in Other assets.

(b)	A liability is not recognized because investments are written down over the life of the related tax credit.

(c)	Maximum loss exposure represents the value of current investments. A liability is not recognized as FHN is solely a holder of the trusts’ securities.

(d)	$112.5 million classified as Loans, net of unearned income, and $1.7 million classified as Trading securities which are offset by $51.2 million classified as Term borrowings.

(e)	No exposure to loss due to the nature of FHN’s involvement.

(f)	Includes $100.9 million and $75.2 million classified as MSR and $14.0 million and $21.4 million classified as Trading securities related to proprietary and agency residential mortgage securitizations, respectively. Aggregate servicing advances of $262.5 million are classified as Other assets and is offset by aggregate custodial balances of $69.8 million classified as Noninterest-bearing deposits.

(g)	Includes $329.1 million classified as Trading securities and $2.6 billion classified as Securities available for sale.

(h)	Maximum loss exposure represents $115.5 million of current receivables and $3.8 million of contractual funding commitments on loans related to commercial borrowers involved in a troubled debt restructuring.

(i)	A liability is not recognized as the loans are the only variable interests held in the troubled commercial borrowers’ operations.
See Other disclosures — Indemnification agreements and guarantees section of Note 18 — Restrictions, Contingencies and Other Disclosures for information regarding FHN’s repurchase exposure for claims that FHN breached its standard representations and warranties made in connection with the sale of loans to proprietary and agency residential mortgage securitization trusts.
Year Ended December 31, 2009
Consolidated Variable Interest Entities. In 2007 and 2006, FTBNA established several Delaware statutory trusts (“Trusts”), for the purpose of engaging in secondary market financing. Except for recourse due to breaches of standard representations and warranties made by FTBNA in connection with the sale of the retail real estate residential loans by FTBNA to the Trusts, the creditors of the Trusts hold no recourse to the assets of FTBNA. Additionally, FTBNA has no contractual requirements to provide financial support to the Trusts. Since the Trusts did not qualify as QSPE, FTBNA treated the proceeds as secured borrowings in accordance with ASC 860. FTBNA determined that the Trusts were VIE because the holders of the equity investment at risk did not have adequate decision making ability over the trusts’ activities. Thus, FTBNA assessed whether it was the primary beneficiary of the associated trusts. Since there was an overcollateralization of the Trusts, any excess of cash flows received on the transferred loans above the amounts passed through to the security holders would revert to FTBNA. Accordingly, FTBNA determined that it was the primary beneficiary of the Trusts because it absorbed a majority of the expected losses of the Trusts.
The rabbi trusts related to deferred compensation plans are considered VIE because either there is no equity at risk in the trusts or because FHN provided the equity interest to its employees in exchange for services rendered. Given that the trusts were created in exchange for the employees’ services, FHN is considered the primary beneficiary of the rabbi trusts because it is most closely related to their purpose and design. FHN has the obligation to fund any liabilities to employees that are in excess of a rabbi trust’s assets.
FTBNA holds interests in trusts that issued trust preferreds for smaller banking and insurance enterprises which met the definition of a VIE because the holders of the equity investment at risk do not have adequate decision making ability over the trusts’ activities. FTBNA has no voting rights for the trusts’ activities. The trusts’ only assets are junior subordinated debentures of the issuing enterprises. The creditors of the trusts hold no recourse to the assets of FTBNA. In situations where FTBNA holds a majority of the trust preferreds issued by a trust, it was considered the primary beneficiary of that trust because FTBNA will absorb a majority of the trust’s expected losses. FTBNA has no contractual requirements to provide financial support to the trusts. In situations where FTBNA holds a majority, but less than all, of the trust preferreds for a trust, consolidation of the trust resulted in recognition of amounts received from other parties as debt.
The following table summarizes VIE consolidated by FHN as of December 31, 2009:

(Dollars in thousands)	Assets		Liabilities
Type	Carrying Value	Classification	Carrying Value	Classification

On balance sheet consumer loan securitizations	$654,644	Loans, net of unearned income	$650,442	Other collateralized borrowings
Small issuer trust preferred holdings	452,850	Loans, net of unearned income	30,500	Term borrowings
Rabbi trusts used for deferred compensation plans	90,391	Other assets	57,720	Other liabilities

Nonconsolidated Variable Interest Entities. Under rules applicable in 2009, LIHTC partnerships were considered VIE because FTHC, as the holder of the equity investment at risk, does not have the ability to significantly affect the success of the entity through voting rights. FTHC was not considered the primary beneficiary of the LIHTC partnerships because an agent relationship existed between FTHC and the general partners, whereby the general partners cannot sell, transfer or otherwise encumber their ownership interest without the approval of FTHC. Because this resulted in a de facto agent relationship between the partners, the general partners were considered the primary beneficiaries because their operations were most closely associated with the LIHTC partnerships’ operations. FTHC has no contractual requirements to provide financial support to the LIHTC partnerships beyond its initial funding commitments.
Under rules applicable in 2009, trusts that issued trust preferreds for smaller banking and insurance enterprises met the definition of a VIE because the holders of the equity investment at risk do not have adequate decision making ability over the trusts’ activities. In situations where FTBNA did not hold a majority of the trust preferreds issued by a trust, it was not considered the primary beneficiary of that trust because FTBNA does not absorb a majority of the expected losses of the trust. FTBNA has no contractual requirements to provide financial support to the trusts.
In 2007, FTBNA executed a securitization of certain small issuer trust preferreds for which the underlying trust did not qualify as a QSPE under ASC 860. This trust was determined to be a VIE because the holders of the equity investment at risk do not have adequate decision making ability over the trust’s activities. FTBNA determined that it was not the primary beneficiary of the trust due to the size and priority of the interests it retained in the securities issued by the trust. Accordingly, FTBNA accounted for the funds received through the securitization as a collateralized borrowing in its Consolidated Statements of Condition. FTBNA has no contractual requirement to provide financial support to the trust.
Both Capital I and Capital II were considered VIE because FHN’s capital contributions to these trusts are not considered “at risk” in evaluating whether the equity investments at risk in the trusts have adequate decision making ability over the trusts’ activities. Capital I and Capital II were not consolidated by FHN because the holders of the securities issued by the trusts absorb a majority of expected losses and residual returns.
The following table summarizes VIE that are not consolidated by FHN as of December 31, 2009:

(Dollars in thousands)	Maximum	Liability
Type	Loss Exposure	Recognized	Classification

Low Income Housing Partnerships (a) (b)	$110,017	$—	Other assets
Small Issuer Trust Preferred Holdings	43,000	—	Loans, net of unearned income
On Balance Sheet Trust Preferred Securitization	64,027	50,147	(c)
Proprietary Trust Preferred Issuances	N/A	309,279	Term borrowings

(a)	Maximum loss exposure represents $108.2 million of current investments and $1.8 million of contractual funding commitments. Only the current investment amount is included in Other Assets.

(b)	A liability is not recognized because investments are written down over the life of the related tax credit.

(c)	$112.5 million was classified as Loans, net of unearned income and $1.7 million was classified as Trading securities which are offset by $50.1 million classified as Other collateralized borrowings.

Derivatives and Off-Balance Sheet Arrangements	12 Months Ended
Dec. 31, 2010
Derivatives and Off-Balance Sheet Arrangements [Abstract]
Derivatives and Off-Balance Sheet Arrangements
Note 25 – Derivatives and Off-Balance Sheet Arrangements
In the normal course of business, FHN utilizes various financial instruments (including derivative contracts and credit-related agreements) through its legacy mortgage servicing operations, capital markets, and risk management operations, as part of its risk management strategy and as a means to meet customers’ needs. These instruments are subject to credit and market risks in excess of the amount recorded on the balance sheet as required by GAAP. The contractual or notional amounts of these financial instruments do not necessarily represent credit or market risk. However, they can be used to measure the extent of involvement in various types of financial instruments. Controls and monitoring procedures for these instruments have been established and are routinely re-evaluated. The Asset/Liability Committee (“ALCO”) monitors the usage and effectiveness of these financial instruments.
Credit risk represents the potential loss that may occur because a party to a transaction fails to perform according to the terms of the contract. The measure of credit exposure is the replacement cost of contracts with a positive fair value. FHN manages credit risk by entering into financial instrument transactions through national exchanges, primary dealers or approved counterparties, and using mutual margining and master netting agreements whenever possible to limit potential exposure. FHN also maintains collateral posting requirements with its counterparties to limit credit risk. With exchange-traded contracts, the credit risk is limited to the clearinghouse used. For non-exchange traded instruments, credit risk may occur when there is a gain in the fair value of the financial instrument and the counterparty fails to perform according to the terms of the contract and/or when the collateral proves to be of insufficient value. Market risk represents the potential loss due to the decrease in the value of a financial instrument caused primarily by changes in interest rates, mortgage loan prepayment speeds, or the prices of debt instruments. FHN manages market risk by establishing and monitoring limits on the types and degree of risk that may be undertaken. FHN continually measures this risk through the use of models that measure value-at-risk and earnings-at-risk.
Derivative Instruments. FHN enters into various derivative contracts both in a dealer capacity, to facilitate customer transactions, and also as a risk management tool. Where contracts have been created for customers, FHN enters into transactions with dealers to offset its risk exposure. Derivatives are also used as a risk management tool to hedge FHN’s exposure to changes in interest rates or other defined market risks.
Derivative instruments are recorded on the Consolidated Statements of Condition as Other assets or Other liabilities measured at fair value. Fair value is defined as the price that would be received to sell a derivative asset or paid to transfer a derivative liability in an orderly transaction between market participants on the transaction date. Fair value is determined using available market information and appropriate valuation methodologies. For a fair value hedge, changes in the fair value of the derivative instrument and changes in the fair value of the hedged asset or liability are recognized currently in earnings. For a cash flow hedge, changes in the fair value of the derivative instrument, to the extent that it is effective, are recorded in accumulated other comprehensive income and subsequently reclassified to earnings as the hedged transaction impacts net income. Any ineffective portion of a cash flow hedge is recognized currently in earnings. For freestanding derivative instruments, changes in fair value are recognized currently in earnings. Cash flows from derivative contracts are reported as Operating activities on the Consolidated Statements of Cash Flows.
Interest rate forward contracts are over-the-counter contracts where two parties agree to purchase and sell a specific quantity of a financial instrument at a specified price, with delivery or settlement at a specified date. Futures contracts are exchange-traded contracts where two parties agree to purchase and sell a specific quantity of a financial instrument at a specified price, with delivery or settlement at a specified date. Interest rate option contracts give the purchaser the right, but not the obligation, to buy or sell a specified quantity of a financial instrument, at a specified price, during a specified period of time. Caps and floors are options that are linked to a notional principal amount and an underlying indexed interest rate. Interest rate swaps involve the exchange of interest payments at specified intervals between two parties without the exchange of any underlying principal. Swaptions are options on interest rate swaps that give the purchaser the right, but not the obligation, to enter into an interest rate swap agreement during a specified period of time.
On December 31, 2010 and 2009, respectively, FHN had approximately  $160.8 million and  $108.2 million of cash receivables and  $111.4 million and  $81.0 million of cash payables related to collateral posting under master netting arrangements, inclusive of collateral posted related to contracts with adjustable collateral posting thresholds, with derivative counterparties. Certain of FHN’s agreements with derivative counterparties contain provisions that require that FTBNA’s debt maintain minimum credit ratings from specified credit rating agencies. If FTBNA’s debt were to fall below these minimums, these provisions would be triggered, and the counterparties could terminate the agreements and request immediate settlement of all derivative contracts under the agreements. The net fair value, determined by individual counterparty, of all derivative instruments with credit-risk-related contingent accelerated termination provisions was  $2.1 million of assets and  $23.7 million of liabilities on December 31, 2010 and  $4.4 million of assets and  $10.9 million of liabilities on December 31, 2009. FHN had posted collateral of  $25.1 million as of December 31, 2010 in the normal course of business related to these contracts. As of December 31, 2009, FHN had posted collateral of  $10.3 million in the normal course of business related to these contracts.
Additionally, certain of FHN’s derivative agreements contain provisions whereby the collateral posting thresholds under the agreements adjust based on the credit ratings of both counterparties. If the credit rating of FHN and/or FTBNA is lowered, FHN would be required to post additional collateral with the counterparties. The net fair value, determined by individual counterparty, of all derivative instruments with adjustable collateral posting thresholds was  $137.8 million of assets and  $161.2 million of liabilities on December 31, 2010 and was  $110.8 million of assets and  $81.1 million of liabilities on December 31, 2009. As of December 31, 2010 and 2009, FHN had received collateral of  $111.4 million and  $79.4 million and posted collateral of  $158.7 million and  $77.0 million, respectively, in the normal course of business related to these agreements.
Legacy Mortgage Banking Operations
Retained Interests
FHN revalues MSR to current fair value each month with changes in fair value included in servicing income in Mortgage banking noninterest income on the Consolidated Statements of Income. FHN hedges the MSR to minimize the effects of loss in value of MSR associated with increased prepayment activity that generally results from declining interest rates. In a rising interest rate environment, the value of the MSR generally will increase while the value of the hedge instruments will decline. FHN enters into interest rate contracts (potentially including swaps, swaptions, and mortgage forward purchase contracts) to hedge against the effects of changes in fair value of its MSR. Substantially all capitalized MSR are hedged for economic purposes.
FHN utilizes derivatives as an economic hedge (potentially including swaps, swaptions, and mortgage forward purchase contracts) to protect the value of its interest-only securities that change in value inversely to the movement of interest rates. Interest-only securities            are included in Trading securities on the Consolidated Statements of Condition. Changes in the fair value of these derivatives and the hedged interest-only securities are recognized currently in earnings in Mortgage banking noninterest income as a component of servicing income on the Consolidated Statements of Income.
The following table summarizes FHN’s derivatives associated with legacy mortgage servicing activities for the year ended December 31, 2010:

(Dollars in thousands)				Gains/(Losses)
Description	Notional	Assets	Liabilities	2010

Retained Interests Hedging
Hedging Instruments:
Forwards and Futures (a) (b)	$3,243,000	$5,801	$9,090	$32,158
Interest Rate Swaps and Swaptions (a) (b)	$5,678,000	$36,693	$18,234	$74,804

Hedged Items:
Mortgage Servicing Rights (c) (b)	N/A	$203,412	N/A	$(18,913)
Other Retained Interests (d) (b)	N/A	$35,436	N/A	$5,806

(a)	Assets included in the Other assets section of the Consolidated Statements of Condition. Liabilities included in the Other liabilities section of the Consolidated Statements of Condition.

(b)	Gains/losses included in the Mortgage banking income section of the Consolidated Statements of Income.

(c)	Assets included in the Mortgage servicing rights section of the Consolidated Statements of Condition.

(d)	Assets included in the Trading securities section of the Consolidated Statements of Condition.
The following table summarizes FHN’s derivatives associated with legacy mortgage servicing activities for the year ended December 31, 2009:

(Dollars in thousands)				Gains/(Losses)
Description	Notional	Assets	Liabilities	2009

Retained Interests Hedging
Hedging Instruments:
Forwards and Futures (a) (b)	$3,275,000	$4,262	$13,100	$26,714
Interest Rate Swaps and Swaptions (a) (b)	$2,126,000	$21,688	$3,654	$9,492

Hedged Items:
Mortgage Servicing Rights (c) (b)	N/A	$296,260	N/A	$61,850
Other Retained Interests (d) (b)	N/A	$64,830	N/A	$47,758

(a)	Assets included in the Other assets section of the Consolidated Statements of Condition. Liabilities included in the Other liabilities section of the Consolidated Statements of Condition.

(b)	Gains/losses included in the Mortgage banking income section of the Consolidated Statements of Income.

(c)	Assets included in the Mortgage servicing rights section of the Consolidated Statements of Condition.

(d)	Assets included in the Trading securities section of the Consolidated Statements of Condition.
Mortgage Warehouse and Pipeline
Prior to the 2008 divestiture, FHN’s warehouse (mortgage loans held for sale) was subject to changes in fair value due to fluctuations in interest rates from the loan closing date through the date of sale of the loan into the secondary market. Typically, the fair value of the warehouse declined in value when interest rates increased and rose in value when interest rates decreased. To mitigate this risk, FHN entered into forward sales and futures contracts that provided an economic hedge against those changes in fair value on a significant portion of the warehouse. These derivatives were recorded at fair value with changes in fair value recorded in current earnings as a component of the gain or loss on the sale of loans in mortgage banking noninterest income. Upon adoption of the Financial Instruments Topic (ASC 825-10-50), FHN elected to prospectively account for substantially all of its mortgage loan warehouse products at fair value upon origination and correspondingly discontinued the application of ASC 815-10-45 hedging relationships for all subsequent originations.
Mortgage banking interest rate lock commitments are short-term commitments to fund mortgage loan applications in process (“the pipeline”) for a fixed term at a fixed price. During the term of an interest rate lock commitment, FHN had the risk that interest rates could change from the rate quoted to the borrower. FHN entered into forward sales contracts with respect to fixed rate loan commitments and futures contracts with respect to adjustable rate loan commitments as economic hedges designed to protect the value of the interest rate lock commitments from changes in value due to changes in interest rates. Interest rate lock commitments qualify as derivative financial instruments and as such do not qualify for hedge accounting treatment. As a result, the interest rate lock commitments were recorded at fair value with changes in fair value recorded in current earnings as gain or loss on the sale of loans in mortgage banking noninterest income. Changes in the fair value of the derivatives that served as economic hedges of interest rate lock commitments were also included in current earnings as a component of gain or loss on the sale of loans in mortgage banking noninterest income.
Capital Markets
Capital markets trades U.S. Treasury, U.S. Agency, mortgage-backed, corporate and municipal fixed income securities, and other securities principally for distribution to customers. When these securities settle on a delayed basis, they are considered forward contracts. Capital markets also enters into interest rate contracts, including options, caps, swaps, and floors for its customers. In addition, capital markets enters into futures contracts to economically hedge interest rate risk associated with a portion of its securities inventory. These transactions are measured at fair value, with changes in fair value recognized currently in capital markets noninterest income. Related assets and liabilities are recorded on the Consolidated Statements of Condition as Other assets and Other liabilities. The FTN Financial Risk and the Credit Risk Management Committees collaborate to mitigate credit risk related to these transactions. Credit risk is controlled through credit approvals, risk control limits, and ongoing monitoring procedures. Total trading revenues were  $390.1 million and  $598.6 million for the years ended December 31, 2010 and 2009, respectively. Total revenues are inclusive of both derivative and non-derivative financial instruments. Trading revenues are included in Capital markets noninterest income.
The following table summarizes FHN’s derivatives associated with capital markets trading activities as of December 31, 2010:

(Dollars in thousands)	2010
Description	Notional	Assets	Liabilities
Customer Interest Rate Contracts	$1,666,711	$67,729	$4,400
Offsetting Upstream Interest Rate Contracts	1,666,711	4,400	67,729
Forwards and Futures Purchased	1,609,665	2,598	4,130
Forwards and Futures Sold	1,856,839	4,753	5,380

The following table summarizes FHN’s derivatives associated with capital markets trading activities as of December 31, 2009:

(Dollars in thousands)	2009
Description	Notional	Assets	Liabilities
Customer Interest Rate Contracts	$1,514,517	$40,128	$15,246
Offsetting Upstream Interest Rate Contracts	1,514,517	15,250	40,135
Forwards and Futures Purchased	2,659,054	8,736	1,180
Forwards and Futures Sold	2,836,643	1,051	11,990

Interest Rate Risk Management
FHN’s ALCO focuses on managing market risk by controlling and limiting earnings volatility attributable to changes in interest rates. Interest rate risk exists to the extent that interest-earning assets and liabilities have different maturity or repricing characteristics. FHN uses derivatives, including swaps, caps, options, and collars, that are designed to moderate the impact on earnings as interest rates change. FHN’s interest rate risk management policy is to use derivatives to hedge interest rate risk or market value of assets or liabilities, not to speculate. In addition, FHN has entered into certain interest rate swaps and caps as a part of a product offering to commercial customers with customer derivatives paired with offsetting market instruments that, when completed, are designed to mitigate interest rate risk. These contracts do not qualify for hedge accounting and are measured at fair value with gains or losses included in current earnings in Noninterest expense on the Consolidated Statements of Income.
FHN has entered into pay floating, receive fixed interest rate swaps to hedge the interest rate risk of certain long-term debt obligations totaling  $1.0 billion and  $1.1 billion on December 31, 2010 and 2009, respectively. These swaps have been accounted for as fair value hedges under the shortcut method. The balance sheet impact of these swaps was  $105.7 million and  $90.9 million in Other assets on December 31, 2010 and 2009, respectively. Interest paid or received for these swaps was recognized as an adjustment of the interest expense of the liabilities whose risk is being managed. In first quarter 2010, FHN repurchased  $96.0 million of debt that was being hedged in these arrangements and terminated the related interest rate swap and hedging relationship.
FHN has designated a derivative transaction in a hedging strategy to manage interest rate risk on its  $.5 billion noncallable senior debt maturing in December 2015. This derivative qualifies for hedge accounting under ASC 815-20 using the long-haul method. FHN entered into a pay floating, receive fixed interest rate swap to hedge the interest rate risk on this debt. The balance sheet impact of this swap was  $4.1 million in Other assets on December 31, 2010. There was no ineffectiveness related to this hedge. Interest paid or received for this swap was recognized as an adjustment of the interest expense of the liability whose risk is being managed.
FHN designates derivative transactions in hedging strategies to manage interest rate risk on subordinated debt related to its trust preferred securities. These qualify for hedge accounting under ASC 815-20 using the long-haul method. FHN entered into pay floating, receive fixed interest rate swaps to hedge the interest rate risk of certain subordinated debt totaling  $200 million on both December 31, 2010 and 2009. The balance sheet impact of these swaps  $12.6 million and  $4.8 million in Other liabilities as of December 31, 2010 and 2009, respectively. There was no ineffectiveness related to these hedges. Interest paid or received for these swaps was recognized as an adjustment of the interest expense of the liabilities whose risk is being managed. In 2010, FHN’s counterparty called the swap associated with the  $200 million of subordinated debt. Accordingly, hedge accounting was discontinued on the date of the settlement and the cumulative basis adjustments to the associated subordinated debt are being prospectively amortized as an adjustment to interest expense over its remaining term. FHN subsequently re-hedged the subordinated debt with a new interest rate swap using the long-haul method of effectiveness assessment. In first quarter 2009, FHN’s counterparty called the swap associated with  $100 million of subordinated debt. Accordingly, hedge accounting was discontinued on the date of settlement and the cumulative basis adjustments to the associated subordinated debt are being prospectively amortized as an adjustment to interest expense over its remaining term.
The following table summarizes FHN’s derivatives associated with interest rate risk management activities for the year ended December 31, 2010:

(Dollars in thousands)					Gains/(Losses)
Description	Notional	Assets	Liabilities		2010

Customer Interest Rate Contracts Hedging
Hedging Instruments and Hedged Items:
Customer Interest Rate Contracts (a)	$1,051,220	$71,289	$535		$5,812
Offsetting Upstream Interest Rate Contracts (a)	$1,051,220	$535	$74,889		$(5,913)

Debt Hedging
Hedging Instruments:
Interest Rate Swaps (b)	$1,604,000	$109,863	$12,636		$20,241

Hedged Items:
Term Borrowings (b)	N/A	N/A	$1,604,000	(c)	$(20,241	) (d)

(a)	Gains/losses included in the Other expense section of the Consolidated Statements of Income.

(b)	Gains/losses included in the All other income and commissions section of the Consolidated Statements of Income.

(c)	Represents par value of term borrowings being hedged.

(d)	Represents gains and losses attributable to changes in fair value due to interest rate risk as designated in ASC 815-20 hedging relationships.
The following table summarizes FHN’s derivatives associated with interest rate risk management activities for the year ended December 31, 2009:

(Dollars in thousands)					Gains/(Losses)
Description	Notional	Assets	Liabilities		2009

Customer Interest Rate Contracts Hedging
Hedging Instruments and Hedged Items:
Customer Interest Rate Contracts (a)	$1,157,540	$65,760	$818		$(58,136)
Offsetting Upstream Interest Rate Contracts (a)	$1,157,540	$818	$69,259		$50,946

Debt Hedging
Hedging Instruments:
Interest Rate Swaps (b)	$1,200,000	$90,936	$4,818		$(59,844)

Hedged Items:
Term Borrowings (b)	N/A	N/A	$1,200,000	(c)	$59,844 (d)

(a)	Gains/losses included in the Other expense section of the Consolidated Statements of Income.

(b)	Gains/losses included in the All other income and commissions section of the Consolidated Statements of Income.

(c)	Represents par value of term borrowings being hedged.

(d)	Represents gains and losses attributable to changes in fair value due to interest rate risk as designated in ASC 815-20 hedging relationships.
FHN hedges held-to-maturity trust preferred loans with a principal balance of  $211.6 million and  $233.1 million as of December 31, 2010 and 2009, respectively, which have an initial fixed rate term of five years before conversion to a floating rate. FHN has entered into pay fixed, receive floating interest rate swaps to hedge the interest rate risk associated with this initial five year term. These hedge relationships qualify as fair value hedges under ASC 815-20. The impact of those swaps was  $17.2 million and  $19.2 million in Other liabilities on the Consolidated Statements of Income as of December 31, 2010 and 2009, respectively. Interest paid or received for these swaps was recognized as an adjustment of the interest income of the assets whose risk is being hedged. Gain/(loss) is included in Other income and commissions on the Consolidated Statements of Income.
The following table summarizes FHN’s derivative activities associated with these loans for the year ended December 31, 2010:

(Dollars in thousands)					Gains/(Losses)
Description	Notional	Assets		Liabilities	2010
Loan Portfolio Hedging
Hedging Instruments:
Interest Rate Swaps	$211,583	N/A		$17,198	$2,023

Hedged Items:
Trust Preferred Loans (a)	N/A	$211,583	(b)	N/A	$(1,999	) (c)

(a)	Assets included in Loans, net of unearned income section of the Consolidated Statements of Condition.

(b)	Represents principal balance being hedged.

(c)	Represents gains and losses attributable to changes in fair value due to interest rate risk as designated in ASC 815-20 hedging relationships.
The following table summarizes FHN’s derivative activities associated with these loans for the year ended December 31, 2009:

(Dollars in thousands)					Gains/(Losses)
Description	Notional	Assets		Liabilities	2009
Loan Portfolio Hedging
Hedging Instruments:
Interest Rate Swaps	$233,083	N/A		$19,221	$6,640

Hedged Items:
Trust Preferred Loans (a)	N/A	$233,083	(b)	N/A	$(6,754	) (c)

(a)	Assets included in Loans, net of unearned income section of the Consolidated Statements of Condition.

(b)	Represents principal balance being hedged.

(c)	Represents gains and losses attributable to changes in fair value due to interest rate risk as designated in ASC 815-20 hedging relationships.
Visa Derivative
In conjunction with the sale of a portion of its Visa Class B shares in December 2010, FHN and the purchaser entered into a derivative transaction whereby FHN will make, or receive, cash payments whenever the conversion ratio of the Visa Class B shares into Visa Class A shares is adjusted. At the time of the sale the current conversion ratio of Visa Class B shares to Visa Class A shares was approximately 51 percent. FHN determined that the initial fair value of the derivative was equal to a pro rata portion of the previously accrued contingent liability for Visa litigation matters attributable to the 440,000 Visa Class B shares sold. This amount was determined to be a liability of  $1.0 million.
Off-Balance Sheet Arrangements
Credit-Related Commitments. FHN enters into fixed and variable interest rate loan commitments with customers. When these commitments have contract rate adjustments that lag changes in market rates, the financial instruments have characteristics similar to option contracts. FHN follows the same credit policies and underwriting practices in making commitments as it does for on-balance sheet instruments. Each counterparty’s creditworthiness is evaluated on a case-by-case basis. The amount of collateral obtained, if any, is based on management’s credit evaluation of the counterparty.
Commitments to extend credit are contractual obligations to lend to a customer as long as all established contractual conditions are met. These commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. The majority of FHN’s loan commitments have maturities less than one year and reflect the prevailing market rates at the time of the commitment. Since commitments may expire without being fully drawn upon, total contractual amounts do not necessarily represent future credit exposure or liquidity requirements.
Other commitments include standby and commercial letters of credit and other credit enhancements. Standby and commercial letters of credit and other credit enhancements are conditional commitments issued by FHN to guarantee the performance and/or payment of a customer to a third party in connection with specified transactions. The credit risk involved in issuing these commitments is essentially the same as that involved in extending loan facilities to customers, as performance under any of these facilities would result in a loan being funded to the customer. See Note 22 — Fair Value of Assets and Liabilities for the book value and fair value of FHN’s unfunded commitments.
FHN services loans for others, and in some cases, provides guarantees or recourse on the serviced loans. See Note 18 — Restrictions, Contingencies, and Other Disclosures for additional information.

Restructuring, Repositioning, and Efficiency	12 Months Ended
Dec. 31, 2010
Restructuring, Repositioning, and Efficiency [Abstract]
Restructuring, Repositioning, and Efficiency
Note 26 — Restructuring, Repositioning, and Efficiency
Beginning in 2007, FHN conducted a company-wide review of business practices with the goal of improving its overall profitability and productivity. In order to redeploy capital to higher-return businesses, FHN sold 34 full-service First Horizon Bank branches in its national banking markets, discontinued national homebuilder and commercial real estate lending through its First Horizon Construction Lending offices, and executed various MSR sales. In 2008, FHN sold its national mortgage origination and servicing platform including substantially all of its mortgage pipeline, related hedges, servicing assets, certain fixed assets, and other associated assets.
In 2009, FHN contracted to sell its institutional equity research business, a division of FTN Financial. During first quarter 2010, the sale failed to close and FHN incurred an additional goodwill impairment, severance and contract terminations costs, and asset write-offs when exiting the business. Additionally, in late 2009 FHN sold and closed its Louisville remittance processing operations and the Atlanta insurance business and also cancelled a large services/consulting contract.
Net costs recognized by FHN in the year ended December 31, 2010, related to restructuring, repositioning, and efficiency activities were  $17.2 million. Of this amount,  $9.5 million represented exit costs that were accounted for in accordance with the Exit or Disposal Cost Obligations Topic of the FASB Accounting Standards Codification (“ASC 420”).
Significant expenses recognized in 2010 resulted from the following actions:
•	Severance and other employee costs of $5.6 million primarily related to the exit of the institutional equity research business and the 2009 sale of Louisville remittance processing operations.

•	Goodwill impairment of $3.3 million and lease abandonment expense of $2.3 million primarily related to the closure of the institutional equity research business.

•	Loss of $4.1 million related to asset impairments.
Net costs recognized by FHN in the year ended December 31, 2009, related to restructuring, repositioning, and efficiency activities were  $51.9 million. Of this amount,  $12.4 million represented exit costs that were accounted for in accordance with ASC 420.
Significant expenses recognized in 2009 resulted from the following actions:
•	Severance and related employee costs of $5.6 million related to discontinuation of national lending operations and the sales and closures of FERP and the Atlanta insurance business.

•	Loss on divestitures of $9.2 million related to the FERP and Atlanta insurance transactions.

•	Loss of $13.4 million related to cancellation of a contract on external services.

•	Goodwill impairment of $14.3 million related to agreement to sell FTN ECM and $2.3 million related to the closure of the remaining Atlanta insurance business.
Net costs recognized by FHN in the year ended December 31, 2008, related to restructuring, repositioning, and efficiency activities were  $91.4 million. Of this amount,  $49.1 million represented exit costs that were accounted for in accordance with ASC 420.
Significant expenses recognized in 2008 resulted from the following actions:
•	Expense of $49.1 million associated with organizational and compensation changes due to right-sizing operating segments, the divestiture of certain First Horizon Bank branches and certain mortgage banking operations, and consolidating functional areas.

•	Loss of $16.6 million on the divestiture of mortgage banking operations.

•	Loss of $2.4 million from the sales of certain First Horizon Bank branches.

•	Transaction costs of $12.7 million from the contracted sales of mortgage servicing rights.

•	Expense of $10.7 million for the write-down of certain premises and equipment, intangibles, and other assets resulting from FHN’s divestiture of certain mortgage operations and from the change in FHN’s national banking strategy.
The financial results of FTN ECM (the institutional equity research business) including goodwill impairment are reflected in the Loss from discontinued operations, net of tax line on the Consolidated Statements of Income for all periods presented. Losses from the divestitures of the Atlanta insurance business, FERP, and certain mortgage banking operations are included in Losses on divestitures on the Consolidated Statements of Income. Transaction costs recognized in the periods presented from selling mortgage servicing rights are recorded as a reduction of Mortgage banking income in the noninterest income section of the Consolidated Statements of Income. All other costs associated with the restructuring, repositioning, and efficiency initiatives implemented by management are included in the noninterest expense section of the Consolidated Statements of Income, including severance and other employee-related costs recognized in relation to such initiatives which are recorded in Employee compensation, incentives, and benefits; facilities consolidation costs and related asset impairment costs are included in Occupancy; costs associated with the impairment of premises and equipment are included in Equipment rentals, depreciation, and maintenance or All other expense; professional fees are included in Legal and professional fees; costs associated with intangible asset impairments are included in All other expense and goodwill impairments.
Activity in the restructuring and repositioning liability for the years ended December 31, 2010, 2009, and 2008 is presented in the following table, along with other restructuring and repositioning expenses recognized. For repositioning actions initiated prior to 2010, costs associated with the reduction of national operations and termination of product and service offerings are included within the non-strategic segment while costs associated with efficiency initiatives affecting multiple segments and initiatives that occurred within regional banking and capital markets are included in the corporate segment. For repositioning actions initiated in 2010, the related costs are included in the segment that has decision-making responsibility.

(Dollars in thousands)	2010		2009		2008
	Expense	Liability	Expense	Liability	Expense	Liability

Beginning Balance	$—	$15,903	$—	$24,167	$—	$19,675
Severance and other employee related costs	5,638	5,638	5,612	5,612	24,400	24,400
Facility consolidation costs	2,348	2,348	6,511	6,511	16,751	16,751
Other exit costs, professional fees, and other	1,468	1,468	322	322	7,902	7,902

Total Accrued	9,454	25,357	12,445	36,612	49,053	68,728

Payments related to:
Severance and other employee related costs		8,440		9,840		16,235
Facility consolidation costs		3,939		8,868		14,223
Other exit costs, professional fees, and other		1,394		874		7,558
Accrual reversals		2,476		1,127		6,545

Restructuring and Repositioning Reserve Balance (a)		$9,108		$15,903		$24,167

Other Restructuring and Repositioning Expense:
Mortgage banking expense on servicing sales	1,532		548		12,667
All other income and commissions	27		—		—
Loss on divestitures	—		9,183		19,020
Impairment of premises and equipment	4,086		2,873		5,650
Impairment of intangible assets	3,348		16,753		4,030
Impairment of other assets	267		10,124		993
Other	(1,493)		—		—

Total Other Restructuring and Repositioning Expense	7,767		39,481		42,360

Total Restructuring and Repositioning	$17,221		$51,926		$91,413

(a)	Includes $1.2 million of deferred severance-related payments that will be paid after 2010.
FHN began initiatives related to restructuring in second quarter 2007. Consequently, the following table presents cumulative amounts incurred to date as of December 31, 2010, for costs associated with FHN’s restructuring, repositioning, and efficiency initiatives:

Charged to
(Dollars in thousands)	Expense

Severance and other employee related costs (a)	$61,182
Facility consolidation costs	38,741
Other exit costs, professional fees, and other	18,946
Other restructuring and repositioning (income) and expense:
Loan portfolio divestiture	7,672
Mortgage banking expense on servicing sales	21,175
Net loss on divestitures	12,535
Impairment of premises and equipment	21,897
Impairment of intangible assets	38,131
Impairment of other assets	40,492
Other	(1,493)

Total Restructuring and Repositioning Charges Incurred to Date as of December 31, 2010	$259,278

(a)	Includes $1.2 million of deferred severance-related payments that will be paid after 2010.

Parent Company Financial Information	12 Months Ended
Dec. 31, 2010
Parent Company Financial Information [Abstract]
Parent Company Financial Information
Note 27 — Parent Company Financial Information
Following are condensed statements of the parent company:

Statements of Condition	Year Ended December 31
(Dollars in thousands)	2010	2009

Assets:
Cash	$219,287	$—
Securities purchased from subsidiary bank under agreements to resell	—	17,827

Total cash and cash equivalents	219,287	17,827
Interest-bearing cash	112,896	160,999
Securities available for sale	6,901	7,160
Notes receivable	3,700	3,700
Allowance for loan losses	(823)	(823)
Investments in subsidiaries:
Bank	3,203,991	3,455,474
Non-bank	20,042	20,631
Other assets	187,247	208,181

Total assets	$3,753,241	$3,873,149

Liabilities and equity:
Other short-term borrowings and commercial paper	$4,800	$3,800
Accrued employee benefits and other liabilities	141,605	130,507
Term borrowings	928,831	436,374

Total liabilities	1,075,236	570,681
Total equity	2,678,005	3,302,468

Total liabilities and equity	$3,753,241	$3,873,149

Statements of Income	Year Ended December 31
(Dollars in thousands)	2010	2009	2008

Dividend income:
Bank	$300,000	$—	$—
Non-bank	1,531	1,261	3,852

Total dividend income	301,531	1,261	3,852
Interest income	340	570	4,035
Other income	1,761	1,494	(1,724)

Total income	303,632	3,325	6,163

Provision for loan losses	—	823	—
Interest expense:
Short-term debt	290	298	285
Term borrowings	11,713	12,166	18,940

Total interest expense	12,003	12,464	19,225
Compensation, employee benefits and other expense	33,476	33,398	49,290

Total expense	45,479	46,685	68,515

Income/(loss) before income taxes	258,153	(43,360)	(62,352)
Income tax benefit	(13,078)	(20,514)	(20,884)

Income/(loss) before equity in undistributed net income of subsidiaries	271,231	(22,846)	(41,468)
Equity in undistributed net income/(loss) of subsidiaries:
Bank	(220,800)	(247,205)	(148,315)
Non-bank	(230)	214	(2,204)

Net income/(loss) attributable to the controlling interest	$50,201	$(269,837)	$(191,987)

Statements of Cash Flows	Year Ended December 31
(Dollars in thousands)	2010	2009	2008

Operating activities:
Net income/(loss)	$50,201	$(269,837)	$(191,987)
Less undistributed net loss of subsidiaries	(221,030)	(246,991)	(150,519)

Income/(loss) before undistributed net income of subsidiaries	271,231	(22,846)	(41,468)
Adjustments to reconcile income to net cash provided by operating activities:
Deferred income tax provision/(benefit)	—	764	(1,160)
Depreciation, amortization, and other	4,201	5,131	3,060
Stock-based compensation expense	6,797	5,821	2,930
Net (increase)/decrease in interest receivable and other assets	26,439	(2,962)	94,931
Net decrease in interest payable and other liabilities	155	(507)	(110,378)
Total adjustments	37,592	8,247	(10,617)

Net cash provided/(used) by operating activities	308,823	(14,599)	(52,085)

Investing activities:
Securities:
Sales and prepayments	20	—	2,714
Purchases	(410)	(3,000)	(1,528)
Decrease/(increase) in interest-bearing cash	48,103	79,963	(34,909)
Return on investment in subsidiary	49	700	2,918
Cash investments in subsidiaries	—	—	(1,346,169)

Net cash provided/(used) by investing activities	47,762	77,663	(1,376,974)

Financing activities:
Preferred stock:
Proceeds from issuance of preferred stock and common stock warrant — CPP	—	—	866,540
Repayment of preferred equity — CPP	(866,540)	—	—
Cash dividends	(47,780)	(43,447)	—
Common stock:
Exercise of stock options	93	3	511
Proceeds from issuance of common stock	263,103	—	659,656
Cash dividends	—	—	(120,575)
Repurchase of shares	(1,345)	(392)	(303)
Term borrowings
Proceeds from issuance of term borrowings	496,345	—	—
(Decrease)/increase in short-term borrowings	1,000	(13,030)	14,754
Other	(1)	80	—

Net cash (used)/provided by financing activities	(155,125)	(56,786)	1,420,583

Net increase/(decrease) in cash and cash equivalents	201,460	6,278	(8,476)

Cash and cash equivalents at beginning of year	17,827	11,549	20,025

Cash and cash equivalents at end of year	$219,287	$17,827	$11,549

Total interest paid	$10,966	$12,246	$19,014
Total income taxes paid	1,713	99,090	332,600

Other Events	12 Months Ended
Dec. 31, 2010
Other Events [Abstract]
Other Events
Note 28 — Other Events
In first quarter 2011, FHN recognized a gain of  $5.8 million related to the redemption of  $103 million of subordinated debentures issued to First Tennessee Capital Trust I. Prior to 2010, FHN hedged the subordinated debentures utilizing the long-haul method. In first quarter 2009, FHN’s counterparty called the swap associated with the subordinated debt. Accordingly, hedge accounting was discontinued on the date of settlement and the cumulative basis adjustment to the associated subordinated debt was being amortized as an adjustment to yield over the remaining term. As a result of the redemption of the debt, the remaining basis adjustment was derecognized resulting in a  $5.8 million gain.